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                                                                   Exhibit 10.19






                              AMENDED AND RESTATED

                               FINANCE AGREEMENT


                                  by and among


                    OVERSEAS PRIVATE INVESTMENT CORPORATION,


                           PBO PROPERTY FUND, L.L.C.,


                             PBO HOLDINGS, L.L.C.,


                                      and


                          PBO PROPERTY CAPITAL, L.L.C.



                            Dated as of May 20, 1998

                               OPIC 199-95-254 IG
                               OPIC 399-95-228 IG


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                                TABLE OF CONTENTS

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION
Section 1.1  Definitions.......................................................2
Section 1.2  Interpretation...................................................28

                                   ARTICLE II
                          AMOUNT AND TERMS OF THE LOAN
Section 2.1  Amount and Loan Commitment.......................................29
Section 2.2  Cancellation of the Loan Commitment..............................30
Section 2.3  Interest.........................................................30
Section 2.4  Repayment........................................................31
Section 2.5  Prepayment.......................................................31
Section 2.6  Guaranty Fees....................................................31
Section 2.7  Taxes............................................................36
Section 2.8   OPIC Requirements...............................................38
Section 2.10 Default Status...................................................42
Section 2.11 Release of Certain Liens.........................................42
Section 2.12 Operating Reserves...............................................43

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
Section 3.1        Existence and Power........................................43
Section 3.2        Authority..................................................46
Section 3.3        Financial Condition........................................46
Section 3.4        Holdings...................................................46
Section 3.5        Liens......................................................47
Section 3.6        Taxes and Reports..........................................47
Section 3.7        Defaults...................................................47
Section 3.8        Litigation.................................................47
Section 3.9        Compliance with Law........................................47
Section 3.10       Disclosure.................................................48
Section 3.11       Offering...................................................48
Section 3.12       Investment Company Act.....................................48
Section 3.13       Portfolio Investments......................................48
Section 3.14       Margin Stock...............................................51
Section 3.16       Immunity...................................................51
Section 3.17       Solvency...................................................52
Section 3.18       Predecessor Fund Breaches..................................54


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                                   ARTICLE IV
               CONDITIONS PRECEDENT TO RESTRUCTURING DISBURSEMENT
Section 4.1        Authorizations.............................................53
Section 4.2        Funding Documents..........................................55
Section 4.3        Financing Documents........................................55
Section 4.4        Investment Guidelines and Lessee and Purchaser Credit
                   Guidelines.................................................56
Section 4.5        Insurance..................................................57
Section 4.6        Reserved...................................................57
Section 4.7        Reserved...................................................57
Section 4.8        Member Contributions.......................................57
Section 4.9        Offering Memorandum........................................57
Section 4.10       Appointment of Independent Accountants.....................57
Section 4.11       Legal Opinions.............................................57
Section 4.12       Appointment of Agent.......................................57
Section 4.13       Certain Other Documents....................................58

                                    ARTICLE V
                   CONDITIONS PRECEDENT TO EACH DISBURSEMENT
Section 5.1        Representations and Defaults...............................58
Section 5.2        Change in Circumstances....................................58
Section 5.3        Disbursement Request.......................................58
Section 5.4        Payment or Reimbursement of Fees...........................58
Section 5.5        Certification..............................................59
Section 5.6        OPIC Clearance.............................................59
Section 5.7        Members....................................................59
Section 5.8        Security Arrangements......................................59
Section 5.9        Consents and Approvals.....................................62
Section 5.10       Legal Opinions.............................................63
Section 5.11       Funding Arrangements.......................................63
Section 5.12       Financial Information; Project Documents; Other Documents..63

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS
Section 6.1        Implementation.............................................65
Section 6.2        Operations.................................................65
Section 6.3        Maintenance of Rights and Compliance with Laws.............66
Section 6.4        Consents and Approvals.....................................67
Section 6.5        Maintenance of Insurance...................................68
Section 6.6        Accounting and Financial Management........................69
Section 6.7        Financial Statements and Other Information.................69
Section 6.8        Access to Records; Inspection; Meetings....................70
Section 6.9        Notice of Default and Other Matters........................72


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Section 6.10       Security Documents.........................................74
Section 6.11       Environmental Compliance...................................76
Section 6.12       Submission of Information on Portfolio Companies...........76
Section 6.13       Cash Retention Fund Sub-Account............................78
Section 6.14       Proceeds Fund Sub-Account..................................79
Section 6.15       Certain Calculations.......................................79

                                   ARTICLE VII
                               NEGATIVE COVENANTS
Section 7.1        Liens......................................................83
Section 7.2        Indebtedness...............................................84
Section 7.3        Payments and Distributions.................................82
Section 7.4        No Alteration of Agreements................................86
Section 7.5        Conduct of Business with Organizers and Affiliates.........87
Section 7.6        Dissolution; Mergers.......................................87
Section 7.7        Hedging Contracts..........................................87
Section 7.8        Ordinary Conduct of Business...............................88
Section 7.9        Workers Rights.............................................89
Section 7.10       Investment; Reinvestment...................................90
Section 7.11       Investors..................................................91
Section 7.12       Qualified Use Commitments..................................91
Section 7.13       Non-Operating Reserves.....................................91
Section 7.14       Certain Other Activities of the Organizers, the Managing
                   Member, the Fund Manager and Affiliates....................92
Section 7.15       Limitation on Creation of Portfolio Holding Companies......92
Section 7.16       OPIC Requirements..........................................93
Section 7.17       Pre-Subscription Closing Date Expenses.....................93

                                  ARTICLE VIII
                             DEFAULTS AND REMEDIES
Section 8.1        Events of Default..........................................94
Section 8.2        Remedies upon Event of Default.............................98
Section 8.3        Jurisdiction and Consent to Suit..........................100
Section 8.4        Judgment Currency.........................................101
Section 8.5        Arbitration...............................................101

                                   ARTICLE IX
                                 MISCELLANEOUS
Section 9.1        Notices...................................................103
Section 9.2        English Language..........................................104
Section 9.3        Governing Law.............................................104
Section 9.4        Succession................................................104


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Section 9.5        Survival of Agreements....................................105
Section 9.6        Integration; Amendments...................................105
Section 9.7        Severability..............................................105
Section 9.8        No Waiver.................................................105
Section 9.9        Cooperation...............................................106
Section 9.10       Waiver of Jury Trial......................................106
Section 9.11       Waiver of Litigation Payments.............................107
Section 9.12       Further Assurances........................................107
Section 9.13       Termination of Certain Covenants..........................107
Section 9.14       Counterparts..............................................108
Section 9.15       Certain Disputes..........................................108
Section 9.16       Release...................................................108
Section 9.17       Certain Liens.............................................108
Section 9.18       Certain Rights............................................109

                  EXHIBITS

Exhibit A         Indemnity Agreement
Exhibit B         Form of Disbursement Request
Exhibit C-1       Authorization Certificate (the Fund)
Exhibit C-2       Authorization Certificate (the Managing Member)
Exhibit C-3       Authorization Certificate (the Holding Company)
Exhibit D         Form of Disbursement Certificate
Exhibit E         Organizer Interest Pledge Agreement
Exhibit F         [Reserved]

Exhibit G         Form of Letter of Opinion of Legal Counsel to the Financing
                  Parties and the Organizers
Exhibit H         Investment Guidelines
Exhibit I         Lessee and Purchaser Credit Guidelines
Exhibit J         Form of Portfolio Company Assignment Agreement
Exhibit K         Holding Company Guaranty
Exhibit L         [Reserved]
Exhibit M         Master Pledge Agreement
Exhibit N         Retention Agreement
Exhibit O         Assignment Agreement
Exhibit P         Replacement Note
Exhibit Q         Permitted Expenses
Exhibit R         Subordination Agreement
Exhibit S         Succession Agreement
Exhibit T         Investment Report


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                                   SCHEDULES

Schedule 3.13     Portfolio Securities
Schedule 3.10     Certain Agreements
Schedule 5.9      Required Consents and Approvals


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                  AMENDED AND RESTATED FINANCE AGREEMENT dated as of May 20,
1998, by and among PBO PROPERTY FUND, L.L.C. (the "Fund"), a limited liability company formed and existing under the laws of the State of Delaware and the successor to CEENIS Property Fund, L.P. (the "Predecessor Fund"); PBO HOLDINGS, L.L.C. (the "Holding Company"), a limited liability company formed and existing under the laws of the State of Delaware; PBO PROPERTY CAPITAL, L.L.C. (the "Managing Member"), a limited liability company formed and existing under the laws of the State of Delaware; and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"), an agency of the United States of America.

                              W I T N E S S E T H:

                  WHEREAS, the Predecessor Fund and the Fund each was formed to seek to achieve current income and long term capital gains for its partners and Members, respectively, by investing in companies directly or indirectly organized by it to acquire and develop light industrial, manufacturing, commercial, office, distribution, warehouse, retail real property and related real estate assets and, in the case of the Fund, certain hotel properties, in Central and Eastern Europe (as hereinafter defined), and in the New Independent States (as hereinafter defined), and to lease such properties on a long-term basis to U.S. and other international financially responsible tenants or to sell such properties to U.S. and other international financially responsible purchasers (the foregoing are sometimes referred to hereinafter as the "Investment Objectives");

                  WHEREAS, to secure a portion of the financing for its investments and expenses and for the Projects (as hereinafter defined), the Predecessor Fund requested that OPIC provide the Predecessor Fund with a credit facility in the amount of up to U.S.$160,000,000 pursuant to Section 234(b) of the Foreign Assistance Act of 1961, as amended (the "Act"), which OPIC agreed to do pursuant to the terms and conditions of a Finance Agreement dated as of June 24, 1996 (the "Original Finance Agreement") by and among the Predecessor Fund, CEENIS Equities, L.P. (the "Predecessor General Partner") and OPIC, and in accordance with which OPIC, on December 20, 1996, made a disbursement of a loan to the Predecessor Fund in the amount of U.S.$5,000,000;

                  WHEREAS, in accordance with a Reorganization Agreement dated as of the date hereof (the "Reorganization Agreement") by and between the Predecessor Fund and the Fund, the Fund has succeeded to all of the assets, and has assumed all of the liabilities and obligations, of the Predecessor Fund, including all liabilities and obligations under (i) the Original Finance Agreement, (ii) that certain promissory note dated December 20, 1996 (the "Original Note") in the principal amount of U.S.$160,000,000 issued by the Predecessor Fund to OPIC pursuant to the Original Finance Agreement, and (iii) each other Financing Document; and

                  WHEREAS, the Fund, the Managing Member, the Holding Company and OPIC desire to amend and restate in its entirety the Original Finance Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

                  SECTION 1.1. DEFINITIONS. Unless otherwise provided, capitalized terms used herein shall have the definitions specified below:

                  "ACT" has the meaning provided in the recitals hereto.

                  "ADJUSTED PRESENT VALUE" means, when used in respect to a specified Project, at the time of determination, the Present Value of the Fund=s share (including without duplication each Financing Credit Party's respective share) in the aggregate amount of Net Cash Flow from the subject Project.

                  "ADVISORY BOARD" has the meaning provided in Section 9(a) of the Fund Operating Agreement.

                  "AFFILIATE" means, with respect to any Person, (i) any other Person that is directly or indirectly controlled by, under common control with or controlling such Person; (ii) any other Person owning beneficially or controlling five percent (5%) or more of the equity interest in such Person;
(iii) any officer, director or partner of such Person; or (iv) any spouse or relative of such Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of limited liability company or partnership interests or voting securities, by contract or otherwise.

                  "AFFILIATED" means the relationship between two or more Persons who are Affiliates of each other.

                  "AGREEMENT" means this Amended and Restated Finance Agreement, including the Exhibits and Schedules hereto.

                  "APPROVED PORTFOLIO COMPANY" means the issuer of Approved Portfolio Securities.

                  "APPROVED PORTFOLIO SECURITIES" means Portfolio Securities owned of record by a Portfolio Holding Company (or any other Financing Credit Party approved by OPIC) and acquired in accordance with the terms hereof.

                  "ARBITRATION NOTICE" has the meaning provided in Section
8.5(a)

                  "ASSIGNMENT AGREEMENT" means the Amended and Restated Assignment Agreement by and among the Fund, the Holding Company and OPIC, pursuant to which each of the Fund and the Holding Company grants to OPIC a conditional assignment, to the extent permitted by law, of all of the right, title and interest of the Fund and the Holding Company in and to the Project Documents, a form of which agreement is attached hereto as EXHIBIT O.

                  "AUTHORIZED OFFICER" means, (i) with respect to any Person, its Chairperson, Managing Director, President, Secretary or Treasurer, and any other officer designated in writing by such Person as having been authorized to execute and deliver this Agreement, the Notes, any of the other Financing Documents to which it is or will be a party, or any other notice or instrument contemplated hereunder, (ii) with respect to a partnership, any natural person serving as a general partner thereof or any Authorized Officer of a general partner thereof, (iii) with respect to a limited liability company, any member thereof with management authority or any Authorized Officer of a managing member thereof, and (iv) with respect to OPIC, the President, Vice President-Investment Funds, and any other officer designated to act on behalf of OPIC in connection with the transactions contemplated hereby pursuant to a redelegation of authority from the President or such Vice President of OPIC.

                  "AVAILABLE CAPITAL" means the sum of (i) the Equity Commitments and (ii) the original principal amount of the Loan Commitment Amount.

                  "BID PACKAGE" means the (i) "Proposal for the CEENIS Property Fund" dated November 12, 1997 and presented to OPIC by Affiliates of the Organizers, (ii) Term Sheet of Proposed Amendments to OPIC Finance Agreement and Related Documents and accompanying materials submitted by Affiliates of the Organizers to OPIC under cover of that certain memorandum from Banc One Capital Corporation dated as of November 21, 1997, and (iii) letter from Banc One Capital Corporation to OPIC dated November 21, 1997.

                  "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in Washington, D.C., New York, New York, or the cities in which the principal office of each of the Paying Agent and the Remarketing Agent is situated are required or permitted to be closed,
(iii) a day on which the New York Stock Exchange is closed, (iv) when used with respect to any delivery or communication to or from, or action by, OPIC, a day on which OPIC is not open for business, or (v) for purposes of payments to OPIC, a day on which the United States Department of the Treasury is closed.

                  "CAPITAL STOCK" means, with respect to any Person, any stock, limited liability company or partnership interests, or other form of equity ownership or voting interests of any kind, class or nature in or with respect to such Person.

                  "CASH FLOW" means the amount expressed in Dollars obtained by multiplying: (i) in the case of (a) the Fund, the Holding Company or a Portfolio Holding Company, 100%, and (b) a Portfolio Company, the percentage equal to the share (determined in accordance with the Charter Documents and other governing instruments of such Portfolio Company) of the applicable Portfolio Holding Company in the aggregate amount of all cash and cash equivalent items (as such items are more fully described in clause (ii) below) generated, held by and/or available to such Portfolio Company; times (ii) the aggregate amount of all cash and cash equivalent items (including Interim Securities) generated, held by and/or available to (a) the Fund, the Holding Company or such Portfolio Holding Company, as applicable, or (b) such Portfolio Company, as applicable, and including, in each case to the extent applicable, the applicable percentage determined pursuant to clause (i)(a) or (i)(b) above in all cash and cash equivalent items derived from any sale, disposition, financing or refinancing of Securities, and from other (1) financing activities (such as proceeds from the Equity Commitments and from the Loan and other permitted Indebtedness), (2) operating activities, and (3) investing activities (including distributions from any Portfolio Company to a Portfolio Holding Company, from a Portfolio Holding Company to the Holding Company, and from the Holding Company to the Fund).

                  "CASH RETENTION FUND SUB-ACCOUNT" means an account of the Holding Company, subject to a security interest in favor of the Collateral Agent for the benefit of OPIC, established and maintained in accordance with the Retention Agreement.

                  "CENTRAL AND EASTERN EUROPE" means Albania, Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, and Slovenia as well as other countries in the region subject to OPIC's approval (as to which approval there can be no assurance).

                  "CHARTER DOCUMENTS" means, in respect of any company, corporation, partnership, limited liability company, governmental agency or other enterprise, its founding act, charter, articles of incorporation and by-laws, memorandum and articles of association, certificate of formation, certificate of limited partnership, statute, agreement among the holders of voting equity interests, or similar governing instrument, and including, in respect of the Fund, the Fund Operating Agreement.

                  "CLOSING DATE" means December 20, 1996.

                  "COLLATERAL AGENT" means any collateral agent(s) of OPIC under or in connection with a Security Document.

                  "COMPUTATION DATE" means, with respect to a Payment Date regarding the Fixed Guaranty Fee, the December 31 or June 30 immediately preceding such Payment Date.

                  "CONSENT NOTICE" has the meaning provided in Section
2.8(a)(i).

                  "CONSENTS AND APPROVALS" means all licenses, notifications, consents, approvals, rights, authorizations, registrations, orders, declarations, decisions and permits issued, or required to be issued, by each Governmental Authority and other persons to a Financing Party in connection with the acquisition, design, development, construction, operation, leasing, ownership, implementation and/or financing of a Project as contemplated in this Agreement, including for the

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remittance of foreign exchange necessary for the payment in Dollars in the
United States of amounts due, paid or received hereunder.

                  "CONSTRUCTION MANAGEMENT AGREEMENT" means each agreement to which either of the Organizers or any of their respective Affiliates may be a party, providing for the furnishing by such party of services relating to the design, development or construction of any real estate interests owned, leased or otherwise controlled directly or indirectly by a Financing Credit Party.

                  "CONTROLLED PORTFOLIO COMPANY" means a Portfolio Company as to which one or more Financing Credit Parties possesses, directly or indirectly, the power to direct or cause the direction of such Portfolio Company's management and policies, whether through the ownership of Capital Stock, by contract or otherwise.

                  "CORRUPT PRACTICES LAWS" means (i) the Foreign Corrupt Practices Act of 1977 (Pub.L. No. 95-213, "101-104), as amended, and (ii) any other law, regulation, order, decree or directive of any relevant jurisdiction having the force of law and relating to bribery, kick-backs, or similar business practices.

                  "COVERED SUM" means, when used in respect to the Projects covered by one (1) or more Performing Leases or Purchase Contracts as of a specified date, the amount expressed in Dollars equal to the sum of the (i) Adjusted Present Value of all Performing Leases and Purchase Contracts covering such Projects, plus (ii) amounts in the Cash Retention Fund Sub-Account and the Dedicated Debt Service Reserve Sub-Account.

                  "COVERED TAXES" has the meaning provided in Section 2.7(a).

                  "CREDITWORTHY USER" means an existing or proposed lessee or a proposed purchaser of a Project deemed by the Managing Member, following a review in accordance with the Fund's Lessee and Purchaser Credit Guidelines, to be a substantial firm or other entity with the ability to meet its financial and operating commitments under the related lease over a period at least equal to the lease term (and any renewal thereof) or its financial commitments under the related Purchase Contract, as applicable.

                  "DAY COUNT FRACTION" means, unless otherwise specified, 365-day or 366-day years, as applicable, based on the actual number of days elapsed.

                  "DEDICATED AMOUNT" means the amount on deposit in the Dedicated Debt Service Reserve Sub-Account, which amount is irrevocably dedicated to payment of the Loan Balance.

                  "DEDICATED DEBT SERVICE RESERVE SUB-ACCOUNT" means an account of the Holding Company, subject to a security interest in favor of the Collateral Agent for the benefit of OPIC, established and maintained in accordance with the Retention Agreement.



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

                  "DEFERRED GUARANTY FEE" means the fee payable by the Fund to OPIC in accordance with Section 2.6(b).

                  "DISBURSEMENT" means each disbursement of the Loan made pursuant to Section 2.1(b).

                  "DISBURSEMENT CERTIFICATE" has the meaning provided in Section 5.5.

                  "DISBURSEMENT DATE" means each date on which a Disbursement is made.

                  "DISBURSEMENT REQUEST" means a request for a Disbursement, substantially in the form of EXHIBIT B.

                  "DISCLOSED RESTRICTIONS" has the meaning provided in Section 3.13(c)(ii).

                  "DISTRIBUTION DATE" means each date on which Cash Flow is distributed to the Managing Member, TPG and/or the Special Member as contemplated by Sections 7.3(b)(vi)(B), (C) and/or (D).

                  "DOLLARS" or "$" means United States dollars.

                  "ELIGIBLE COUNTRY" means, subject to Section 2.8(b), any country within either of the Loan Regions.

                  "ENVIRONMENTAL REQUIREMENTS" means (i) environmental standards promulgated from time to time by the World Bank (and with respect to a specific Portfolio Company and its Portfolio Company Affiliates, in effect on the date of the applicable Consent Notice) and relating to (a) air emissions, (b) discharges to surface water or ground water, (c) noise emissions, (d) solid or liquid waste disposal, (e) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes, or (f) any other environmental, health or safety matters, (ii) environmental, health and safety laws, codes and ordinances of any relevant jurisdiction, and all rules and regulations promulgated thereunder, and (iii) with respect to a Portfolio Company (or Target Portfolio Company) and its Portfolio Company Affiliates, such additional requirements, if any, as may be set forth in any applicable Consent Notice.

                  "EQUITY COMMITMENTS" means the commitments from the Members, accepted by the Fund, to acquire limited liability company interests in the Fund for an aggregate amount of $80,000,000 (including the amount of $2,576,240 previously contributed to the Fund by its Members in order to fund the acquisition by the Fund of interests in the Predecessor Fund), PROVIDED, HOWEVER, that for purposes of determining the amount of Equity Commitments, such term means only the amount of such Equity Commitments from Persons not in default under the Fund Operating Agreement and/or the related Subscription Agreements.

                  "EQUITY DOCUMENTS" means (i) the Charter Documents of each of the Fund, the Holding Company, the Organizers and the Managing Member, (ii) each Subscription Agreement, and (iii) all other documents evidencing the Equity Commitments.

                  "EVENT OF DEFAULT" has the meaning provided in Section 8.1.

                  "EXCESS PORTFOLIO COMPANY CASH FLOW" has the meaning provided in Section 7.3(d)(vi).

                  "EXISTING ASSETS" means (i) the funds, in the approximate amount of $1,427,000 as of the date hereof, (x) previously maintained by the Predecessor Fund in the Cash Retention Fund Sub-Account (as defined in the Original Finance Agreement) and (y) deposited by the Fund into the Cash Retention Fund Sub-Account, and (ii) all interest thereon and proceeds thereof.

                  "EXPEDITED REVIEW" means a review under Section 2.8 of a proposed investment in Portfolio Securities that, with respect to environmental matters, is conducted on an expedited or summary basis. An Expedited Review will be conducted only (i) at the Fund's request, and (ii) in circumstances that are consistent with OPIC's internal guidelines, as in effect from time to time, respecting such an expedited review.

                  "EXPIRATION DATE" means, when used at any date of determination in respect to the determination of whether a lease, offer to lease or lease commitment qualifies as a Qualified Use Commitment, the first to occur of (i) the date of expiration of the lease (taking into consideration any right of renewal of the term thereof exercised in accordance with its terms) set forth in the subject lease, offer to lease or lease commitment, as applicable, (ii) the date of termination of such lease, offer to lease or lease commitment, as applicable, in accordance with its terms, or (iii) the seventeenth (17th) anniversary of the latter of (a) the lease commencement date or (b) the date of determination.

                  "FACILITIES MANAGEMENT AGREEMENT" means each agreement to which either of the Organizers or any of their respective Affiliates may be a party, providing for the management and maintenance by such party of mechanical, electrical and other systems of a Project.

                  "15% POCKET" means, as of a specified date, all Projects in the Fund's portfolio that are not covered by a Qualified Use Commitment.

                  "FINANCIAL SERVICES AGREEMENT" means each agreement to which either of the Organizers or any of their respective Affiliates may be a party, providing for the furnishing by such party of banking or other financial services to a Financing Credit Party.

                  "FINANCIAL STATEMENTS" means, with respect to any Person, such Person's quarterly or annual balance sheet and statements of income, retained earnings, and cash flow for such fiscal period, together with all notes thereto and with comparable figures for the corresponding date or periods of its previous Fiscal Year, each prepared in Dollars in accordance with U.S. GAAP.

                  "FINANCING CREDIT PARTIES" means, as the context requires, any or all of the Fund, the Holding Company, each Portfolio Holding Company and each Controlled Portfolio Company.

                  "FINANCING DOCUMENTS" means, collectively, the Loan Documents, the Security Documents, each Consent Notice, the Project Documents and the Funding Documents, together with any other agreements or instruments pursuant to which the Loan or any portion thereof is made to the Fund.

                  "FINANCING PARTIES" means, as the context requires, any or all of the Fund, the Managing Member, the Holding Company, the Fund Manager (if any), each Portfolio Holding Company and each Controlled Portfolio Company.

                  "FISCAL YEAR" means, with respect to each Financing Credit Party (except as otherwise provided in this definition), the period beginning on January 1 and ending on December 31 of each year, or, solely in the case of a Controlled Portfolio Company, such other twelve-month (or, in the case of a partial fiscal year, lesser) period (i) selected by the Managing Member based on its reasonable judgment that such other period is advantageous to the Fund from a tax or other perspective and (ii) notified in writing by the Managing Member to OPIC.

                  "FIXED GUARANTY FEE" means the fee payable by the Fund to OPIC in accordance with Section 2.6(a).

                  "FUND" has the meaning provided in the preamble hereto.

                  "FUND BUDGET" means the annual (or such shorter period as provided by Section 3.2(a)(i)(A) of the Retention Agreement) budget (as may be modified from time to time by the Fund in accordance herewith): (i) certified by an Authorized Officer of the Fund; (ii)(a) specifying for the period covered thereby, in reasonable detail, with respect to the Fund and the Holding Company,
(1) reasonably expected recurring operating expenses and liabilities and (2) non-recurring expenses and liabilities known or reasonably expected to be incurred (and in each case covered by subclauses (a)(1) and (2) of this clause
(ii), with supporting detail identifying the categories of Permitted Expenses set out in Exhibit Q hereto as to which the foregoing correspond) and (b) attaching a statement, with respect to all Portfolio Holding Companies and Portfolio Companies as a group, regarding all (1) operating expenses, (2) capital expenses, (3) revenues, and (4) during the Investment Period only (and thereafter to the extent permitted by Section 7.10(c)(ii) hereof), amounts reasonably expected to be invested in Portfolio Securities, in each case contemplated by this subclause(ii)(b), taken as a whole; (iii) including the amount of all cash flows anticipated by the

Fund, including (without duplication) all cash flows from operations of all Financing Credit Parties, Disbursements and capital contributions by the Members to the Fund, and (iv) subject to approval by OPIC, or approved or deemed to be approved by OPIC, to the extent required by Section 3.2(a)(ii) of the Retention Agreement.

                  "FUND MANAGER" means any Person which is (i) an Affiliate of either or both of the Organizers, (ii) engaged by the Managing Member to provide high-quality asset management services to the Financing Credit Parties that are required to be furnished by the Managing Member in accordance with the Fund Operating Agreement and (iii) compensated by the Managing Member out of the Management Fee and to whom no additional compensation or reimbursement is made, paid or payable by any Financing Credit Party.

                  "FUND OPERATING AGREEMENT" means the Limited Liability Company Agreement of PBO Property Fund, L.L.C., dated as of the date hereof, by and among the Members.

                  "FUNDAMENTAL MATERIAL ADVERSE EFFECT" means a material adverse effect on the Fund or its investments taken as a whole, or on the Fund's obligations to OPIC, considering in each instance the totality of the circumstances, including the remaining Equity Commitments and the undrawn Loan Commitment Amount reasonably expected to be available for future investment, the time remaining to maturity and the Loan Balance, and the adequacy of the collateral securing the amounts due to OPIC under this Agreement, the Notes and the other Financing Documents, arising from any event or circumstance including
(i) the ability of the Fund, the Holding Company or the Managing Member to perform in a timely manner its material obligations under the Financing Documents, (ii) the validity or enforceability of any material provision of the Financing Documents, taken as a whole, (iii) the rights and remedies of OPIC under the Financing Documents, taken as a whole, or (iv) the Liens provided to OPIC, taken as whole, under the Security Documents.

                  "FUNDED INVESTMENT" means the aggregate amount (both debt and equity but without duplication) invested or reinvested, or proposed to be invested or reinvested, as the context requires, in a Project by any of the Financing Credit Parties with proceeds of the Equity Commitments and the Loan or other Cash Flow, as the context requires.

                  "FUNDING DOCUMENTS" has the meaning provided in Section 4.2.

                  "FUNDING NOTICE" means the written Notice of Drawdown from or on behalf of the Fund to the Members to fund a specified amount of the Equity Commitments, as contemplated by Section 5.1(b) of the Fund Operating Agreement.

                  "GOVERNMENTAL AUTHORITY" means each federal, state, regional and local agency, ministry, council and other regulatory or public authority (including any central bank) of any sovereign governmental authority, including the United States of America and any country in Central and Eastern Europe or the NIS.

                  "HEDGING CONTRACT" has the meaning provided in Section 7.7(a).

                  "HOLDING COMPANY" has the meaning provided in the preamble to this Agreement.

                  "HOLDING COMPANY CASH FLOW" means the aggregate amount of all cash and cash equivalent items (including Interim Securities) generated, held by and/or available to the Holding Company, including all cash and cash equivalent items derived from any sale, disposition, financing or refinancing of Securities and/or assets of a Portfolio Company, and from other (i) financing activities (such as investments by and loans from the Fund, and proceeds from other permitted Indebtedness), (ii) operating activities, and (iii) investing activities.

                  "HOLDING COMPANY GUARANTY" means the Guaranty Agreement dated as of the date hereof by and between the Holding Company and OPIC, an executed copy of which agreement is attached hereto as EXHIBIT K.

                  "HOLDING COMPANY SECURITIES" means any Securities issued by the Holding Company.

                  "HOST COUNTRY" means any country (i) within either of the Loan Regions where a Portfolio Company acquires or develops a Project, (ii) under the laws of which a Portfolio Company is organized, and/or (iii) under the laws of which a Portfolio Holding Company is organized.

                  "ICC" has the meaning provided in Section 8.5(a)

                  "INDEBTEDNESS" means, with respect to any Person, at any date, all liabilities and obligations, contingent or otherwise, which, in accordance with U.S. GAAP, would be reflected as a liability on a balance sheet, including
(i) any obligation of such Person for borrowed money or arising out of any credit facility or financial accommodation, (ii) any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) any obligation of such Person to pay the deferred purchase price of property or services, (iv) any obligation of such Person under conditional sales or other title retention agreements, (v) the net aggregate rentals under any lease by such Person as lessee that under U.S. GAAP would be capitalized on the books of the lessee or is the substantial equivalent of the financing of the property so leased, (vi) any obligation of such Person to purchase securities or other property which arises out of or in connection with the sale of the same or substantially similar securities or property, (vii) any obligation of such Person secured by any Lien upon property, (viii) any Indebtedness of others secured by a Lien on any asset of such Person, and (ix) any Indebtedness of others guaranteed, directly or indirectly, by such Person.

                  "INDEMNIFIED PERSONS" has the meaning provided in Section 2.9(b).

                  "INDEMNITY AGREEMENT" means the Indemnity Agreement dated as of the date hereof by and among OPIC, each of the Organizers, the Fund, TPG and the Managing Member, an executed copy of which agreement is attached hereto as EXHIBIT A.

                  "INDEPENDENT ADVISORY BOARD COMMITTEE" has the meaning provided in Section 6.8(d)(iii).

                  "INTEREST RATE" has the meaning provided in Section 2.3(a).

                  "INTERIM LOCAL SECURITIES" has the meaning provided in the Security Documents.

                  "INTERIM SECURITIES" means (i) Dollar-denominated, liquid investments consisting of (a) demand deposit and interest-bearing transaction accounts in a Qualifying Bank; (b) time deposits in, or certificates of deposit of, a Qualifying Bank, in each case having a maturity of one year or less; (c) a money market fund account at a Qualifying Bank; and (d) securities that, at the date of investment, are direct obligations of, or obligations fully guaranteed or insured by, the United States or any agency or instrumentality of the United States having a maturity of not more than one year from the date of purchase; and (ii) such other short term liquid investments denominated in Dollars, Eurodollars and other currencies considered to be of high-grade investment quality by the Managing Member and chosen by the Managing Member from time to time and approved by OPIC in its sole discretion, PROVIDED, HOWEVER, that any such investments in currencies other than Dollars or Eurodollars shall be (x) acquired and maintained only in amounts that are necessary to satisfy short-term cash obligations of the related Controlled Portfolio Company or Portfolio Holding Company, and (y) convertible into Dollars or Eurodollars at reasonable and customary exchange rates.

                  "INVESTMENT GUIDELINES" means the Fund's Investment Guidelines, a copy of which is attached hereto as EXHIBIT H.

                  "INVESTMENT OBJECTIVES" has the meaning provided in the first recital hereto.

                  "INVESTMENT PERIOD" means the period commencing on December 20, 1996 and terminating on December 31, 2004.

                  "INVESTMENT REPORT" means a written report, submitted by the Fund to OPIC in accordance with Section 6.7(a)(iii), in substantially the form attached hereto as EXHIBIT T and presenting the information called for therein from inception of the Fund through the end of the relevant fiscal quarter.

                  "INVOLUNTARY SECURITIES" has the meaning provided in Section 7.16(a)(ii).

                  "LESSEE AND PURCHASER CREDIT GUIDELINES" means the Fund's Lessee and Purchaser Credit Guidelines, a copy of which is attached hereto as
EXHIBIT I.

                  "LIEN" means (i) any lien, pledge, pawn, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to property or interest in property and
(ii) any preferential arrangement having the practical effect of constituting a security interest with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind, and includes a Mortgage Lien.

                  "LIEN RELEASE AMOUNT" has the meaning provided in Section 2.11(b).

                  "LITIGATION PAYMENT" has the meaning provided in Section 9.11.

                  "LOAN" has the meaning provided in Section 2.1(a).

                  "LOAN AMOUNT" means, as of any date, the aggregate cumulative principal amount of all Disbursements made on or prior to such date.

                  "LOAN BALANCE" means the aggregate unpaid principal amount due under the Notes plus accrued but unpaid interest thereon (including all compounded interest in accordance with the Funding Documents) through the date of determination.

                  "LOAN COMMITMENT" means OPIC's commitment to make the Loan in accordance with the terms hereof.

                  "LOAN COMMITMENT AMOUNT" means, as of any date during the Loan Commitment Period, (i) the lesser of (a) $160,000,000 or (b) two (2) times the aggregate amount of the Equity Commitments, less (ii) the sum of (a) the Loan Amount plus (b) the portion of such Loan Commitment Amount that has expired or that has been suspended, terminated or canceled pursuant to Section 2.2.

                  "LOAN COMMITMENT PERIOD" means the period commencing on June 24, 1996 and ending on the earliest of (i) September 30, 2003, (ii) the first date on which the Loan Commitment Amount equals zero, (iii) the date on which the Loan Commitment is terminated in accordance with Section 8.2, or (iv) the dissolution of the Fund.

                  "LOAN DOCUMENTS" means the Replacement Note and the other documents referred to in Section 4.3(b).

                  "LOAN PRINCIPAL BALANCE" means, as of any date for which it is determined, the aggregate unpaid principal amount of all Disbursements made on or prior to such date.

                  "LOAN REGIONS" means (i) Central and Eastern Europe and (ii) the NIS.

                  "LOSSES" has the meaning provided in Section 2.9(b)(i).

                  "MANAGEMENT FEES" means the annual management fees payable by the Fund to the Managing Member in accordance with the Fund Operating Agreement.

                  "MANAGING MEMBER" has the meaning provided in the preamble to this Agreement.

                  "MARGIN STOCK" has the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "MASTER PLEDGE AGREEMENT" means the Amended and Restated Pledge, Assignment and Security Agreement dated as of the date hereof by and among OPIC, the Collateral Agent named therein, the Fund, the Managing Member and the Holding Company, and to which each Portfolio Holding Company and Controlled Portfolio Company may become parties from time to time, an executed copy of which agreement is attached hereto as EXHIBIT M.

                  "MATURITY DATE" means December 20, 2008.

                  "MEMBER INTERESTS" mean the limited liability company interests in the Fund held by the Members.

                  "MEMBERS" means the Managing Member, the Special Member, TPG and any other Persons who acquire limited liability company interests in the Fund in accordance with the provisions of the Fund Operating Agreement and this Agreement.

                  "MODIFICATION" means, (i) when used in respect of the Fund Budget for a specified period, (a) any increase or decrease in excess of 10% in any amount itemized therein, (b) any change in any one or more itemized amounts that would increase the total cash flows or expenditures covered by such Fund Budget by at least 5%, or (c) any contemplated Disbursement not already covered therein; and (ii) when used in respect of a Project Budget for a specified period, any change in any one or more itemized amounts that would increase the total cash flows or expenditures covered by such Project Budget by at least 10%.

                  "MORTGAGE LIEN" means a mortgage, deed of trust, transfer of title or other Lien on a real estate interest owned or leased by a Controlled Portfolio Company and granted by a Financing Credit Party for OPIC's benefit in accordance with this Agreement in an amount, denominated in Dollars to the extent possible, equal to the sum, reasonably acceptable to OPIC and projected as of the Maturity Date, of (i) two-thirds (2/3rds) of the Funded Investment in the specified real estate interest, plus (ii) where necessary, or in OPIC's reasonable judgment advisable, under the laws of the Host Country in which the subject real estate is located, to be stated in the applicable Security Documents in order to secure the payment of interest on Indebtedness of one or more of the

Financing Credit Parties to OPIC, interest for a period of two (2) years on the amount equal to two-thirds (2/3rds) of such Funded Investment, such interest to be calculated for each calendar year on the basis of two-thirds (2/3rds) of such Funded Investment and interest thereon at a rate equal to the sum of (a) one percent (1.0%) plus (b) the percentage equal to the Weighted Average Interest Rate as of the end of the preceding calendar year, plus (iii) where necessary, or in OPIC's reasonable judgment advisable, under the laws of the Host Country in which the subject real estate is located, to be stated in the applicable Security Documents in order to secure the payment of collection costs and expenses related to Indebtedness of one or more of the Financing Credit Parties to OPIC, the costs and expenses that may be incurred by OPIC in collecting any amount contemplated in the preceding clauses.

                  "NET CASH FLOW" means, at the time of determination, when used in respect to one or more specified Projects for a specified time period, the amount expressed in Dollars, based upon reasonable assumptions derived from binding leases, offers to lease, lease commitments or Purchase Contracts and determined in accordance with the U.S. Financial Projections Standards, equal to the sum (without duplication) of the respective Financing Credit Party's share of:

                  (A) projected gross cash receipts from such binding leases, offers to lease, lease commitments or Purchase Contracts with respect to such Project(s), LESS

                  (B)      the sum of

                           (1) all projected payments required to be made in
                  respect of Indebtedness related to such Project(s) (including principal, interest, fees and other costs) due to all creditors in respect to such Project(s) (including all such creditors of the subject Portfolio Company, Portfolio Holding Company or the Holding Company, other than OPIC or any such creditor which is a Portfolio Holding Company, the Fund or the Holding Company), plus

                           (2) all projected expenditures associated with such
                  Project(s), including all property maintenance, other costs (including all fees incurred in connection with all Property Management Agreements, Construction Management Agreements, Facilities Management Agreements and Financial Services Agreements), taxes, insurance, utilities and, as appropriate in accordance with U.S. GAAP, reserves for capital expenditures and other reserves, in each case to the extent not required to be paid by a Creditworthy User of such Project(s), plus

                           (3) all projected payments in respect to such
                  Project(s) on account of preferred returns due to third parties, other than any such third party which is a Portfolio Holding Company, the Fund or the Holding Company, plus

                           (4) the Project Allocable Share of all projected tax
                  distributions permitted to be made to the Members in accordance with Section 7.3(b)(v).

                  "NEW INDEPENDENT STATES" or "NIS" means Armenia, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, the Russian Federation, Tajikistan, Turkmenistan, Ukraine and Uzbekistan.

                  "NON-OPERATING ACCOUNTS" means all accounts (including the Non-Operating Reserve Sub-Account) established by the Holding Company, the Portfolio Holding Companies and/or the Controlled Portfolio Companies into which is deposited and held any amount of Non-Operating Reserves.

                  "NON-OPERATING RESERVE SUB-ACCOUNT" means an account of the Holding Company, subject to a security interest in favor of the Collateral Agent for the benefit of OPIC, established and maintained in accordance with the Retention Agreement.

                  "NON-OPERATING RESERVES" means the aggregate cash and cash equivalent reserves maintained by or on behalf of the Fund, the Holding Company, the Portfolio Holding Companies and the Controlled Portfolio Companies (i) for the purpose of (a) paying non-recurring reasonably expected quantifiable Permitted Expenses, (b) maintenance of and capital improvements on real estate interests owned or leased by Controlled Portfolio Companies, and (c) during the Investment Period and thereafter only to the extent permitted by Section 7.10(c)(ii), investing in Portfolio Securities, and (iii) that, pending expenditure, are invested in Interim Securities and/or Permitted Portfolio Company Investments.

                  "NOTE" or "NOTES" means one or more promissory notes (and each renewal, replacement and/or extension thereof), in form and substance satisfactory to OPIC in its sole discretion, executed by an Authorized Officer of the Fund and issued by the Fund to OPIC in accordance with Section 2.1(b), and including the Replacement Note.

                  "NOTEHOLDER" means any holder of a Note.

                  "NOTIFICATION DATE" means April 30 of each year.

                  "OFFERING MATERIALS" means all offering and selling materials used to offer and/or sell any beneficial ownership interests (including any Member Interests) in the Fund.

                  "OPERATING ACCOUNTS" has the meaning provided in Section 2.12(a).

                  "OPERATING RESERVES" means the aggregate cash and cash equivalent reserves maintained by or on behalf of the Fund, the Holding Company, the Portfolio Holding Companies and the Controlled Portfolio Companies (i) for the purpose of paying reasonably expected recurring quantifiable Permitted Expenses payable within six (6) months and (ii) that, pending expenditure, are invested in Interim Securities and/or Permitted Portfolio Company Investments.

                  "OPERATING RESERVE SUB-ACCOUNT" means an account of the Holding Company, subject to a security interest in favor of the Collateral Agent for the benefit of OPIC, established and maintained in accordance with the Retention Agreement.

                  "OPIC" has the meaning provided in the preamble to this Agreement.

                  "OPIC GUARANTY" means OPIC's guaranty in favor of the beneficial owners of interests in the Loan on the terms provided in the Funding Documents.

                  "OPIC GUIDELINES" means the "Overseas Private Investment Corporation Guidelines for Screening Downstream Investments (December 1993)," as such OPIC Guidelines may be amended by OPIC from time to time in its sole discretion.

                  "OPIC MAKE WHOLE AMOUNT" means, as of the date of payment thereof, the amount equal to (i) the sum of five and one-half percent (5.5%) per annum of the weighted daily average Loan Balance during each year of the Loan term, less (ii) the amount of the Fixed Guaranty Fee (not including any portion of such amount equal to any increase in the Fixed Guaranty Fee in accordance with Section 8.2(a)(ii)) theretofore paid by the Fund to OPIC in accordance with this Agreement.

                  "OPIC PLAINTIFF" has the meaning provided in Section 9.11.

                  "OPIC REQUIREMENTS" means all applicable statutory requirements, executive orders, resolutions of OPIC's Board of Directors, and all OPIC management policies pertaining to the commitment by OPIC of its investment guaranty authority under the Act, in each case as in effect in accordance with Section 2.8(b). OPIC Requirements shall include OPIC's requirements concerning environmental matters, human rights, worker rights, corrupt practices, eligibility of Projects, countries eligible for investment, sector eligibility, meaningful connection between U.S. companies and Portfolio Companies, U.S. employment effects, and balance of payment effects.

                  "ORGANIZER" means each of Banc One Capital Holdings Corporation and Pioneer Real Estate Advisors, Inc.

                  "ORGANIZER COMMITMENT" means the following commitments evidenced by Subscription Agreements, a portion of which commitments to the Fund have been used by the Fund to acquire all of the partnership interests in the Predecessor Fund: (i) the commitment of Pioneer to contribute U.S.$4,000,000 to the Managing Member; (ii) the Commitment of the Special Member to contribute U.S.$404,040 to the Managing Member; (iii) the commitment of the Managing Member to contribute U.S.$4,404,040 to the Fund; (iv) the commitment of the Special Member to contribute U.S.$39,595,960 to the Fund; and (v) the commitment of TPG to contribute U.S.$36,000,000 to the Fund, all as and to the extent such commitments may be reduced (but not below U.S.$4,000,000 in the case of (a) Pioneer's commitment to the Managing Member and the Managing Member's corresponding commitment to the Fund, and (b) the Special Member's commitment to the Fund and/or the Managing Member and the Managing Member's corresponding commitment to the Fund) if and to the extent Persons are admitted to the Fund as new Members in accordance with this Agreement.

                  "ORGANIZER INTEREST PLEDGE AGREEMENT" means the Organizer Interest Pledge, Assignment and Security Agreement by and among OPIC, the Fund, the Managing Member, the Organizers, TPG and the Collateral Agent named therein, with respect to the pledge and collateral assignment to OPIC of all right, title and interest of each of such parties in and to the collateral described therein, an executed copy of which agreement is attached hereto as EXHIBIT E.

                  "ORIGINAL FINANCE AGREEMENT" has the meaning provided in the recitals to this Agreement.

                  "ORIGINAL NOTE" has the meaning provided in the recitals to this Agreement.

                  "OUTSTANDING BALANCE" means, at any date of determination, the Loan Amount, as such amount may, in accordance with the Funding Documents, have increased in accordance with the compounding of accrued but unpaid interest (not including interest not yet compounded) and decreased in accordance with all payments made to the Noteholder prior to such date and applied to the Outstanding Balance.

                  "PARTICIPANT" means each Person with whom or which the Financing Credit Parties propose, as part of a joint venture, partnership or similar arrangement providing for action in concert, (i) to purchase, own or sell Portfolio Securities, or (ii) to purchase, acquire, finance, design, develop, build, own, operate, sell and/or lease a Project or any interest therein.

                  "PAYING AGENT" means a financial institution agreed upon by OPIC and the Fund and designated as the Paying Agent under the Funding Documents (or any successor or successors of such financial institution as permitted under the Funding Documents).

                  "PAYMENT DATE" means (i) each January 15 and July 15 after the date of the Original Finance Agreement on which any payment of the Fixed Guaranty Fee or Deferred Guaranty Fee is due, and (ii) each date specified in the Funding Documents as a date on which any payment of principal, interest or premium related to the Loan is due, unless in either such case such date is not a Business Day, in which event the related Payment Date shall be the next succeeding Business Day.

                  "PERFORMING LEASE" means, as of a specified date, a lease, a lease commitment or a binding offer to lease from a lessee or a proposed lessee, as applicable, (i) which is subject to a Qualified Use Commitment and (ii) under which no event of default exists as specified in the subject lease, lease commitment or offer to lease, as applicable.

                  "PERMITTED EXPENSES" has the meaning provided in EXHIBIT Q.

                  "PERMITTED USE" means (i) to purchase Securities and apply the proceeds thereof to achieve the Investment Objectives, (ii) to pay the costs and expenses incurred to achieve the Investment Objectives, including to make payments related to the Loan Balance in accordance with Section 7.3(b), (iii) to pay Permitted Expenses, and (iv) to establish and maintain the Operating Reserves and Non-Operating Reserves, in each case in accordance with this Agreement.

                  "PERMITTED PORTFOLIO COMPANY INVESTMENTS" means Interim Securities or Interim Local Securities held by a Controlled Portfolio Company in accordance with this Agreement.

                  "PERSON" means and includes (i) an individual, (ii) a legal entity or association of legal entities, including, but not limited to, a partnership, a limited partnership, a joint venture, a corporation, a trust, a limited liability company, a limited liability partnership, or an unincorporated organization, and (iii) a Governmental Authority or any department or agency thereof.

                  "PIONEER" means Pioneer Real Estate Advisors, Inc., a Delaware corporation.

                  "PLEDGE AGREEMENTS" means (i) each Portfolio Company Pledge Agreement, (ii) the Organizer Interest Pledge Agreement, (iii) the Master Pledge Agreement and (iv) each other Security Document among OPIC, a Collateral Agent and one or more Financing Parties relating to the pledge of Securities.

                  "PORTFOLIO ACQUISITION CERTIFICATE" means a certificate executed by an Authorized Officer of the Fund, substantially in the form attached as Exhibit C to the Master Pledge Agreement.

                  "PORTFOLIO COMPANY" means a Person that (i) is a special purpose entity organized under the laws of a Host Country within either of the Loan Regions (or such other jurisdiction as OPIC may approve in writing, which approval shall not be unreasonably withheld, it being understood that reasonableness shall be determined in light of OPIC policy considerations, whether or not publicly available, and in relation to the development of the collateral security laws and enforcement mechanisms in such jurisdiction), (ii) is an issuer of Portfolio Securities some or all of which are owned of record or, where the context requires, proposed to be acquired and owned of record, by a Portfolio Holding Company, (iii) holds, directly or indirectly, real estate interests of the Fund in the Loan Region(s), and (iv) meets the requirements of Section 6.2(e).

                  "PORTFOLIO COMPANY AFFILIATE" means, with respect to any Portfolio Company, any other Person (i) that is directly or indirectly controlled by such Portfolio Company, or (ii) in which such Portfolio Company holds an interest representing ten percent (10%) or more of the Capital Stock of such Person, or (iii) not described in the foregoing clauses (i) or (ii) in which the proceeds of an investment by a Financing Credit Party in the Portfolio Company are further invested and each such Person's subsidiaries and any other Person controlled by such Person (control having the meaning given in the definition of the term Affiliate).

                  "PORTFOLIO COMPANY ASSIGNMENT AGREEMENT" means the Assignment Agreement by and among OPIC, a Collateral Agent, a Controlled Portfolio Company and each Portfolio Holding Company (if applicable) owning any Capital Stock of such Controlled Portfolio Company, substantially in the form of EXHIBIT J, as modified to accommodate the legal requirements of each Host Country in which the related Project, such Controlled Portfolio Company or Portfolio Holding Company is located, in each case in form and substance satisfactory to OPIC, whereby such Controlled Portfolio Company, among other things, grants to OPIC a conditional assignment (or the legal equivalent thereof in the relevant jurisdiction) of all of such Controlled Portfolio Company's right, title and interest in and to (i) each Property Management Agreement, Construction Management Agreement, Facilities Management Agreement and Financial Services Agreement relating to the subject Project, (ii) all Consents and Approvals, contracts, agreements or other arrangements then held or thereafter acquired or obtained by such Controlled Portfolio Company in connection with the development, acquisition, ownership, construction, lease, sale, operation and/or maintenance of the subject Project, (iii) each lease, lease commitment or binding offer to lease in respect of an interest in real property owned or leased, or to be owned or leased, as applicable, by such Controlled Portfolio Company, or each Purchase Contract, as the case may be, and (iv) all Project Documents relating to the subject Project, in each case to the extent such item or items is or are assignable under the laws of the relevant Host Country.

                  "PORTFOLIO COMPANY CASH FLOW" means, when used in respect to a specified Portfolio Company, the amount obtained by multiplying (i) the percentage equal to the share (determined in accordance with the Charter Documents and other governing instruments of such Portfolio Company) of the applicable Portfolio Holding Company in the aggregate amount of all cash and cash equivalent items (as such items are more fully described in clause (ii) below) generated, held by and/or available to such Portfolio Company; times (ii) the aggregate amount of all cash and cash equivalent items (including Interim Local Securities or Interim Securities) generated, held by and/or available to such Portfolio Company, and further including the applicable percentage determined pursuant to clause (i) above of all cash and cash equivalent items derived from any sale, disposition, financing or refinancing of Interim Local Securities or Interim Securities and/or other Portfolio Company assets, and from other (1) financing activities (such as investments by and loans from the Financing Credit Parties and proceeds from other permitted Indebtedness), (2) operating activities (including all lease revenues and proceeds from contracts of sale), and (3) investing activities.

                  "PORTFOLIO COMPANY PLEDGE AGREEMENT" means the Pledge, Assignment and Security Agreement by and among OPIC, a Collateral Agent, a Controlled Portfolio Company and, if applicable, each Portfolio Holding Company owning any Capital Stock of such Controlled Portfolio Company, in each case in form and substance satisfactory to OPIC, whereby the payment of all amounts due or to become due hereunder, under the Notes and, if applicable, under the relevant Portfolio Holding Company Guaranty, is secured by Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of
Section 3.5 on all assets owned by such Controlled Portfolio Company and, if applicable, such Portfolio Holding Company covered thereby (including related Portfolio Securities, Permitted Portfolio Company Investments and bank accounts).

                  "PORTFOLIO HOLDING COMPANY" means a Person that (i) is a special purpose entity organized by the Financing Credit Parties under the laws of Delaware (or, if necessary to comply with applicable legal requirements or avoid adverse tax consequences to the Fund, such other jurisdiction as OPIC may approve in writing, which approval shall not be unreasonably withheld, it being understood that reasonableness shall be determined in light of OPIC policy considerations, whether or not publicly available, and in relation to the development of the collateral security laws and enforcement mechanisms in such jurisdiction), (ii) is wholly owned of record by the Holding Company or another Portfolio Holding Company, and (iii) engages in no activity or business other than the holding, directly or indirectly, of Portfolio Securities.

                  "PORTFOLIO HOLDING COMPANY CASH FLOW" means the aggregate amount of all cash and cash equivalent items (including Interim Securities) generated, held by and/or available to the Portfolio Holding Companies, including all cash and cash equivalent items derived from any sale, disposition, financing or refinancing of Securities and/or Portfolio Company assets, and from other (i) financing activities (such as investments by and loans from the Fund, the Holding Company and/or another Portfolio Holding Company, and proceeds from other permitted Indebtedness), (ii) operating activities, and (iii) investing activities.

                  "PORTFOLIO HOLDING COMPANY GUARANTY" means each Guaranty Agreement between each Portfolio Holding Company and OPIC, substantially in the form of the Holding Company Guaranty.

                  "PORTFOLIO HOLDING COMPANY SECURITIES" means any Securities issued by a Portfolio Holding Company.

                  "PORTFOLIO SECURITIES" means any Securities, including any (a) equity securities, (b) debt securities (including debt securities convertible into equity or having equity features and for purposes of this definition, other debt issued by a Portfolio Company whether or not such debt constitutes a "security" under Section 2(1) of the Securities Act of 1933, as amended, or the comparable provision of any successor statute) and/or accounts due from each Portfolio Company to the Fund, the Holding Company or a Portfolio Holding Company, (c) securities (such as warrants) the value of which reflects the value of the equity securities receivable upon exercise thereof, (d) ownership interests in recognized legal entities organized in any Host Country, and (e) Securities (or units of two or more securities) which have one or more characteristics of equity securities and one or more characteristics of debt securities, in each case where such Portfolio Securities are purchased or otherwise acquired directly or indirectly by the Fund in connection with the acquisition or development of a Project, in each case in which any of the foregoing are (i) in or issued by a Portfolio Company, or (ii) owned by a Portfolio Holding Company (or any other Financing Credit Party approved by OPIC) and acquired with proceeds of an investment in such Portfolio Company by a Financing Credit Party, PROVIDED, HOWEVER, that in no event shall Portfolio Securities include Interim Securities, Interim Local Securities, Holding Company Securities, Portfolio Holding Company Securities or Permitted Portfolio Company Investments.

                  "PREDECESSOR FUND" has the meaning provided in the recitals hereto.

                  "PREDECESSOR GENERAL PARTNER" has the meaning provided in the recitals hereto.

                  "PRESENT VALUE" means, at the time of determination, the amount, expressed in Dollars, determined by discounting Net Cash Flow at the applicable Weighted Average Interest Rate, as follows: (i) for purposes of determining whether the projected Net Cash Flow from a proposed Project has an Adjusted Present Value that permits such Project to be deemed covered by a Qualified Use Commitment, the Weighted Average Interest Rate at the time of OPIC's approval of such Project or at such subsequent time, if any, that such Project is being evaluated to determine if it is covered by a Qualified Use Commitment; and (ii) for purposes of the calculations required by Section 6.15(a), the Weighted Average Interest Rate as of December 31 of the year preceding the applicable Notification Date.

                  "PROCEEDS FUND SUB-ACCOUNT" means an account of the Holding Company, subject to a security interest in favor of the Collateral Agent for the benefit of OPIC, established and maintained in accordance with the Retention Agreement, into which will be deposited and held all proceeds from the funding of the Loan and of the Equity Commitments.

                  "PROJECT" means, as the context requires, (i) a direct or indirect interest (including a leasehold interest) in an existing or proposed real estate development, project or building (including the underlying land) located in one of the Loan Regions, which interest is held by, or to be held by, a Portfolio Company in which the Financing Credit Parties invest or reinvest to achieve the Investment Objectives, or (ii) the interest of the Financing Credit Parties in the subject Controlled Portfolio Company.

                  "PROJECT ALLOCABLE SHARE" means, at any date of determination, when used in respect to the Net Cash Flow of one or more Projects, a fraction, the numerator of which is the Loan Balance associated with the subject Project, and the denominator of which is the Loan Balance associated with all Projects. (For purposes of determining the amount of the Loan Balance associated with a Project: (i) the Loan Principal Balance associated with a Project shall be deemed to be equal to two-thirds (2/3rds) of the Funded Investment in such Project from time to time; and (ii) the Weighted Average Interest Rate as of the date of determination shall be applied to respective amounts of the Loan Principal Balance derived in accordance with clause (i).)

                  "PROJECT BUDGET" means, as to each Project, the annual budget (as may be modified from time to time by the Fund in accordance with the Retention Agreement): (i) certified by an Authorized Officer of the Fund; (ii) in the form presented to (a) the Fund's Investment Committee in respect to the approval of such Project, and (b) to the applicable body of the Fund to report on such Project's development, construction and operation from time to time;
(iii) specifying, in reasonable detail for the period and Portfolio Company covered thereby, (a) reasonably expected recurring operating expenses and liabilities, (b) non-recurring expenses and liabilities known or reasonably expected to be incurred, and (c) expenses of maintenance and capital improvements on real property owned by such Portfolio Company, in each case covered by this clause (iii) with supporting detail identifying the categories of Permitted Expenses set out in Exhibit Q hereto as to which the foregoing correspond; and (iv) as applicable, submitted to OPIC in accordance with Sections 2.8(a) and 6.12(a) hereof and Section 3.2 of the Retention Agreement.

                  "PROJECT DOCUMENTS" means (i) all material contracts, agreements and other instruments and documents (not otherwise defined as Security Documents, Funding Documents or Loan Documents) in accordance with which the Financing Credit Parties propose to purchase, acquire, finance, design, develop, build, own, operate, lease and/or sell any real property or any interest therein, including (a) each general construction contract (or its equivalent) and completion guaranty, (b) each lease, offer to lease or lease commitment and any related guaranty, (c) each Purchase Contract, (d) a reasonably detailed Project description prepared by the Managing Member, and (e) all outline plans and specifications; (ii) all Property Management Agreements, Construction Management Agreements, Facilities Management Agreements and Financial Services Agreements; (iii) all other management and/or fee agreements between (a) any (1) Financing Party, (2) Portfolio Company, (3) Portfolio Company Affiliate, (4) subsidiary of any Portfolio Company or Portfolio Company Affiliate, or (5) Affiliate of any Person described in clause (2), (3) or (4), on the one hand, and (b) either of the Organizers or any of their respective Affiliates, on the other hand; (iv) all contracts (not otherwise described in this definition) to provide services to any Portfolio Holding Company or Controlled Portfolio Company exceeding a value of One Hundred and Fifty Thousand Dollars ($150,000); and (v) the Charter Documents of (a) the Holding Company and
(b)(1) each Portfolio Company and (2) each Portfolio Holding Company.

                  "PROPERTY MANAGEMENT AGREEMENT" means each agreement to which either of the Organizers or any of their respective Affiliates may be a party, providing for the management by such party of any real estate interests owned, leased or otherwise controlled directly or indirectly by a Portfolio Holding Company or Controlled Portfolio Company.

                  "PROPERTY MANAGEMENT FEE" means customary fees for providing property management services in respect to a Project on terms no less favorable to the Controlled Portfolio

Company which owns or controls such Project than would be obtained in an arms-length transaction with an unaffiliated party, PROVIDED, HOWEVER, that the aggregate amount of such fees paid to either Organizer or any of their respective Affiliates (taken together) for such services shall be paid at a rate not exceeding 2.5% per annum of the gross revenues attributable to the related Project.

                  "PURCHASE CONTRACT" means, as of a specified date, a binding contract of sale with respect to a Project between one or more Financing Credit Parties or a non-controlled Portfolio Company, on one hand, and a proposed purchaser who qualifies as a Creditworthy User, on the other hand, the consummation of which contract is subject only to usual and customary conditions, including conditions relating to the delivery of the related Project in accordance with the specifications therein (not including availability of financing to or for the benefit of such purchaser), and (i) which constitutes a Qualified Use Commitment and (ii) under which no event of default exists as specified in the subject contract of sale.

                  "QUALIFIED REPRESENTATIVE" has the meaning provided in Section 6.8(e).

                  "QUALIFIED TAXES" means any deductions or withholdings for income, franchise or ad valorem taxes imposed by any jurisdiction as a consequence of the beneficial owners of any interest in the Loan (as provided in the Funding Documents) being organized or existing, required to be qualified to do business, or maintaining a permanent establishment in such jurisdiction, but excluding a connection with such jurisdiction arising solely from any such beneficial owner having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement, the Notes or any of the other Financing Documents.

                  "QUALIFIED USE COMMITMENT" means (i) a lease commitment or a binding offer to lease, made by a Creditworthy User in connection with a Project, which based upon reasonable assumptions prepared in accordance with the U.S. Financial Projections Standards, is projected to generate Net Cash Flow through the relevant Expiration Date, the Adjusted Present Value of which at the time of determination equals at least two-thirds (2/3rds) of the amount equal to the Funded Investment, or in respect to a proposed Project, the amount reasonably proposed as the Funded Investment, in such Project, as the context requires or (ii) a Purchase Contract where the net sales price of the subject Project based upon reasonable assumptions prepared in accordance with the U.S. Financial Projections Standards, is projected to generate Net Cash Flow at the closing date thereunder the Adjusted Present Value of which at the time of determination equals at least two-thirds (2/3rds) of the amount reasonably proposed as the Funded Investment in such Project. A Project shall be deemed to be subject to a Qualified Use Commitment if it is subject to multiple binding leases, lease commitments or offers to lease from Creditworthy Users which, in the aggregate, are projected to generate Net Cash Flow through their respective Expiration Dates with an Adjusted Present Value equal to at least two-thirds (2/3rds) of the amount of the Funded Investment or, in respect to a proposed Project, the amount reasonably proposed as the Funded Investment, in such Project, as the context requires; PROVIDED, HOWEVER, that this sentence shall apply only with respect to a Project which is to be developed primarily for one or more identified Creditworthy Users and not as a so-called "speculative" building for which multiple tenants will be located after the commencement of construction. The term "lease commitment" as used in this definition shall mean a binding agreement to lease space in the Project (whether denominated as a lease, a commitment to lease, an offer to lease or otherwise), subject only to such conditions as are reasonable under the circumstances (for example, the completion of the Project by a specified outside date).

                  "QUALIFYING BANK" means: (i) a bank or trust company located in the United States, (a) organized as a banking association or corporation under the laws of the United States, any State thereof or the District of Columbia, (b) subject to supervision or examination by federal, state or District of Columbia banking authorities, (c) with capital and surplus of not less than $250,000,000, and (d) the long-term unsecured debt securities of which are rated at least "A" by Moody's Investor Services, Inc. or by Standard & Poor's Ratings Group or are otherwise acceptable to OPIC; or (ii) (a) a branch, located in a Host Country, of a Qualifying Bank satisfying the requirements of clause (i)(a) through (i)(d) of this definition of Qualifying Bank, which branch
(1) is subject to supervision or examination by such Host Country's banking authorities and (2) holds all licenses, permissions, authorizations and consents necessary to enable it to engage in the business of banking in such Host Country; (b) a bank located in a Host Country (1) organized as a banking association or corporation under the laws of such Host Country, (2) subject to supervision or examination by such Host Country's banking authorities, (3) holding all licenses, permissions, authorizations and consents necessary to enable it to engage in the business of banking in such Host Country, and (4) whose long-term unsecured debt obligations are rated at least equivalent to investment grade by a widely accepted internationally recognized rating agency; or (c) any other bank located in the relevant Host Country and reasonably approved by OPIC.

                  "REAL ESTATE ASSETS" means, with respect to a Controlled Portfolio Company, real estate and real estate related assets such as real property, fixtures and equipment, leases of real property owned, leased or otherwise obtained by such Controlled Portfolio Company and lease guarantees from lessee affiliates, and real property purchase and sale contracts (including Purchase Contracts) but excluding office furnishings and computer and other office equipment.

                  "REMAINING CASH FLOW" means, with respect to one or more specified Fiscal Years, at the time of determination, an amount determined in accordance with U.S. GAAP and stated in Dollars equal to (i) the aggregate amount of Cash Flow for such Fiscal Year(s), less (ii) the amount thereof previously applied during such Fiscal Year(s) in accordance with Section 7.3(b)(i), (ii) and (iii).

                  "REMARKETING AGENT" means a financial institution agreed upon by OPIC and the Fund and designated as the Remarketing Agent under the Funding Documents (or any successor or successors to such financial institution as permitted under the Funding Documents).

                  "REMEDIATION PLAN" means a detailed plan adopted by the applicable Portfolio Company (or, if applicable, Target Portfolio Company or Portfolio Company Affiliate), in cooperation with the Fund, for remediation of such violations of Environmental Requirements by such Portfolio Company and/or its Portfolio Company Affiliate as shall be specified by OPIC.

                  "REPLACEMENT NOTE" means the promissory note dated as of the date hereof in the principal amount of $160,000,000 executed by an Authorized Officer of the Fund and issued by the Fund to OPIC.

                  "REORGANIZATION AGREEMENT" has the meaning provided in the recitals hereto.

                  "RESTRUCTURING DISBURSEMENT DATE" means the date of the first Disbursement made after the date of this Agreement.

                  "RETENTION ACCOUNTS" means the Retention Account and each Sub-Account, each as defined in the Retention Agreement.

                  "RETENTION AGREEMENT" means that certain Amended and Restated Retention Agreement dated as of the date hereof by and among the Fund, the Managing Member, the Holding Company, OPIC and the Collateral Agent named therein, providing for, among other things, the establishment and maintenance of the Cash Retention Fund Sub-Account, the Proceeds Fund Sub-Account, the Dedicated Debt Service Reserve Sub-Account, the Non-Operating Reserve Sub-Account and the Operating Reserve Sub-Account, an executed copy of which is attached hereto as EXHIBIT N.

                  "RETROACTIVE ACT" means a federal statute, executive order or other direction from Congress, the Office of the president of the United States or the Secretary of State which statute, executive order or other direction has express retroactive effect.

                  "RULES" has the meaning provided in Section 8.5(a)

                  "SECURITIES" has the meaning given in Section 2(1) of the Securities Act of 1933, as amended, or the comparable provision of any successor statute, and includes, collectively, all (i) Portfolio Securities, (ii) Capital Stock in or other Securities or interests issued by or in the Holding Company and each Portfolio Holding Company, (iii) Interim Securities and Interim Local Securities, and (iv) Permitted Portfolio Company Investments.

                  "SECURITY DOCUMENTS" means, collectively, (i) the Pledge Agreements; (ii) the Retention Agreement; (iii) the Assignment Agreement; (iv) each Portfolio Company Assignment Agreement; (v) each Portfolio Holding Company Guaranty; (vi) the Holding Company Guaranty; (vii) the Indemnity Agreement;
(viii) the Subordination Agreement; and (ix) the other agreements, documents and instruments, in form and substance satisfactory to OPIC, whereby the payment of all amounts due or to become due hereunder, under the Notes and the other Financing Documents is secured by Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of Section 3.5 on all tangible and intangible assets owned by each Financing Credit Party (except as provided in clause (c) below), including among other assets and rights, (a) all assets in the Retention Account, (b) all Portfolio Securities, Holding Company Securities, Portfolio Holding Company Securities and Interim Securities and Interim Local Securities (including Permitted Portfolio Company Investments and all Operating Accounts and Non-Operating

Accounts), and (c) all of each Controlled Portfolio Company's tangible and intangible assets, including all Real Estate Assets both owned or leased at the time of determination and thereafter acquired or leased and in the proceeds thereof.

                  "SELECTION LETTER" means the letter agreement between Banc One Capital Corporation, Banc One Corporation, Pioneer Real Estate Advisors, Inc. and OPIC, dated December 12, 1997, as amended from time to time, in accordance with which OPIC and such Persons agreed to seek to restructure the Predecessor Fund.

                  "SHORTFALL AMOUNT" means, as of a specified date, the amount, if any, expressed in Dollars by which the Covered Sum is less than eighty two and one-half percent (82.5%) of the difference between (i) the Loan Balance, and
(ii) an amount equal to (a) two-thirds (2/3rds) of the aggregate Funded Investment in all Projects in the 15% Pocket, plus (b) an amount equal to the product of (1) the sum of (x) the Loan Balance less the (y) Loan Principal Balance, multiplied by (2) a fraction, (A) the numerator of which is the aggregate Funded Investment in all Projects in the 15% Pocket, and (B) the denominator of which is the aggregate Funded Investment in all Projects.

                  "SPECIAL MEMBER" means Banc One Capital Holdings Corporation, an Ohio corporation.

                  "SUBORDINATION AGREEMENT" means the Subordination Agreement dated as of the date hereof, by and among the Fund, the Holding Company, the Managing Member, the Special Member, Pioneer, TPG and OPIC, and to which each Portfolio Holding Company and each Controlled Portfolio Company shall become a party, an executed copy of which is attached hereto as EXHIBIT R.

                  "SUBSCRIPTION AGREEMENT" means each agreement (which in the case of the subscription by Pioneer, the Special Member, TPG and/or the Managing Member, may be part of the Charter Documents of the Fund or the Managing Member), in form and substance satisfactory to OPIC, between (i) the Fund, either of the Organizers and/or the Managing Member, on one hand, and (ii) TPG or any other Person reasonably acceptable to OPIC, on the other hand, in regard to the purchase or other acquisition by such Person or TPG of a beneficial ownership interest in the Fund and, in the case of the Organizers, their beneficial ownership interests in the Managing Member.

                  "SUBSCRIPTION CLOSING DATE" means the earliest of (i) December 31, 1998, (ii) the date on which the Organizers have obtained Third Party Subscription Agreements in the aggregate amount of $72,000,000 and delivered fully executed copies thereof to OPIC, (iii) the date on which the Organizers shall cease offering interests in the Fund, or (iv) the date on which (a) the Financing Credit Parties have delivered to OPIC a true and complete copy of a fully executed binding commitment (subject to usual and customary conditions) to a third party (or parties) not Affiliated with either of the Organizers or any of their respective Affiliates, by one or more of the Financing Credit Parties to invest at least $30,000,000 in one or more Projects approved by OPIC (such binding commitment being referred to as the "Subscription Closing Commitment"), which, if not fulfilled, would subject the Fund to a material penalty, a material economic loss or material damages, and (b) the Organizers have, in addition to all other capital contributions made to the Fund prior to the date of the Subscription Closing Commitment, made capital contributions to the Fund in an aggregate amount equal to not less than $5,000,000 in respect to the Subscription Closing Commitment, which contributions (x) have been or will be applied by the Financing Credit Parties to the payment of costs, fees and expenses in respect to such Project, other than any fees or expenses that may be due or payable to either of the Organizers or any of their respective Affiliates, and/or (y) are held in the Cash Retention Fund Sub-Account pending application to a Project in accordance with the foregoing.

                  "SUBSIDIARY" means, as to any Person, (i) any corporation or similar entity more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation or entity (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned or controlled (directly or indirectly) by such Person and (ii) any partnership, association, joint venture or other entity in which such Person (directly or indirectly) has more than a fifty percent (50%) equity interest at the time.

                  "SUCCESSION AGREEMENT" means the Succession Agreement, dated as of the date hereof, by and among the Fund, the Managing Member and OPIC, a fully executed copy of which is attached hereto as EXHIBIT S.

                  "TARGET PORTFOLIO COMPANY" means a Portfolio Company in which the Financing Credit Parties intend to invest.

                  "TAXES" has the meaning provided in Section 2.7(a).

                  "TERMINATION DATE" means the date of the Fund's dissolution under Section 15 of the Fund Operating Agreement.

                  "THIRD PARTY SUBSCRIPTION AGREEMENTS" means the duly and fully executed Subscription Agreements obtained from Persons, other than Pioneer, TPG, the Managing Member or the Special Member, (i) who are reasonably acceptable to OPIC and (ii) to whom the Organizers have transferred a portion of the Organizer Commitment in an amount not to exceed $72,000,000 in the aggregate.

                  "TPG" means The Pioneer Group, Inc., a Delaware corporation.

                  "TREASURY COST" means, at any time with respect to any amount, a fixed rate of interest equal to OPIC's cost of funds with respect to such amount.

                  "UNPAID GUARANTY DRAWING" has the meaning provided in Section 2.4(b).

                  "U.S." means the United States of America.

                  "U.S. FINANCIAL PROJECTIONS STANDARDS" means the Statement on Standards for Accountants' Services on Prospective Financial Information, or any successor thereto, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

                  "U.S. GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to amounts and classification of items.

                  "WEIGHTED AVERAGE INTEREST RATE" means, as of any date of determination in respect to the interest rate applicable to all or a portion of the Loan Balance for any purpose in connection with this Agreement, the interest rate per annum equal to the amount obtained by (i) multiplying (a) the aggregate Outstanding Balance of the Certificates of Participation in each Tranche of the Loan (as each of those terms is defined in the Funding Documents), by (b) the Certificate Interest Rate (as defined in the Funding Documents) applicable to each such Tranche, (ii) adding the products of the amounts determined in accordance with clause (i), and (iii) dividing the amount determined in accordance with clause (ii) by the sum of the aggregate Outstanding Balance of all Tranches of the Loan.

                  "WORKER RIGHTS REQUIREMENTS" means (i) with respect to any Person, including all Portfolio Companies and Portfolio Company Affiliates, compliance with applicable laws relating to a minimum age for employment of children and acceptable conditions of work with respect to minimum wages, hours of work and occupational health and safety, and the obligation to refrain from
(a) taking any action to prevent its employees from, or to penalize its employees for, lawfully exercising their right of free association or their right to organize and bargain collectively, (b) employing persons under 14 years of age, or (c) using forced labor, and (ii) with respect to an individual Portfolio Company and its Portfolio Company Affiliates, such additional requirements, if any, relating to employment conditions and/or employee rights as may be set forth in an applicable Consent Notice.

                  SECTION 1.2. INTERPRETATION. In this Agreement, unless otherwise indicated or otherwise required by the context:

                           (a) Reference to and the definition of any document
(including this Agreement and each Schedule and Exhibit hereto) shall be deemed a reference to such document as it may, in accordance with this Agreement, be amended, supplemented, revised, or modified from time to time;

                           (b) All references to an "Article", "Section",
"Schedule", or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

                           (c) The table of contents, article and section
headings, and other captions in this Agreement are for the purpose of reference only and shall not limit or affect its meaning;

                           (d) Defined terms in the singular include the plural
and vice versa, and the masculine, feminine or neuter gender includes all genders;

                           (e) Accounting terms used herein but not defined in
Section 1.1 shall have the respective meanings given to them under U.S. GAAP;

                           (f) The words "hereof", "herein" and "hereunder" and
words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

                           (g) Any reference herein to a time of day means
Washington, D.C. time;

                           (h) Whenever this Agreement requires an amount
calculated or determined by a Financing Party to be expressed in Dollars and all or a portion of such amount is derived from amounts in one or more other currencies, the Financing Party shall convert such other currency into Dollars at the applicable spot rate of exchange prevailing in the interbank market at approximately 11:00 a.m., New York City time, as of the date of calculation or determination, and shall include with its calculation or determination, as the case may be, a reasonably detailed written summary thereof;

                           (i) Phrases such as "satisfactory to OPIC", "in such
manner as OPIC may determine", "to OPIC's satisfaction", "at OPIC's election, "in OPIC's judgement", "approved by OPIC" and other phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion;

                           (j) The word "reasonable" (and words of similar
import) in any context herein applicable to any actions or determinations by OPIC shall mean reasonable for OPIC, taking into account the prevailing facts and circumstances, OPIC's generally applicable internal policy guidelines at that time, OPIC's nature as a governmental and not a commercial entity, and the obligations imposed on OPIC pursuant to the Foreign Assistance Act of 1961, as amended; and

                           (k) The word "including" means "including, without
limitation."


                                   ARTICLE II
                          AMOUNT AND TERMS OF THE LOAN

               SECTION 2.1. AMOUNT AND LOAN COMMITMENT.

                           (a) LOAN. Subject to satisfaction of the terms and
conditions hereof, OPIC shall disburse, and the Fund shall arrange and borrow, sums in an original aggregate principal amount (the "LOAN") not to exceed on any date the difference between (i) the lesser of $160,000,000 or two times the aggregate amount of the Equity Commitments, and (ii) the portion of the Loan Commitment Amount that has expired, or that has been canceled or suspended.

                           (b) DISBURSEMENT; TERM. The Fund shall request a
Disbursement of the Loan by delivering a Disbursement Request to OPIC not less than ten (10) Business Days prior to the proposed Disbursement Date. Each Disbursement shall be in a minimum principal amount of at least $5,000,000, and shall be evidenced by the Note(s). The Disbursement Date shall be a Business Day during the Loan Commitment Period. All Notes shall be issued for a term ending on or before the Maturity Date. No Disbursement shall be made after the end of the Loan Commitment Period.

                  SECTION 2.2. CANCELLATION OF THE LOAN COMMITMENT. Upon the occurrence of an Event of Default, OPIC may, in accordance with Section 8.2, suspend or terminate all or part of the Loan Commitment. Any part of the Loan Commitment not disbursed at the end of the Loan Commitment Period shall be deemed to have been canceled.

                  SECTION 2.3. INTEREST.

                           (a) INTEREST RATE. Each Note shall bear interest on
the sum of (i) the daily outstanding principal balance thereof plus (ii) previously accrued and unpaid interest that has been compounded in accordance with the Funding Documents, at a rate (the "INTEREST RATE") equal to the interest rate per annum specified in the Funding Documents entered into by OPIC and the Fund with respect to such Note.

                           (b) DUE AT MATURITY. Interest on each Note shall
accrue, and shall be compounded (except as contemplated in the following PROVISO) or shall be due and payable by the Fund to the Noteholder, in arrears on each applicable Payment Date in accordance with the Funding Documents entered into by OPIC and the Fund with respect to such Note, PROVIDED, HOWEVER, that all accrued but unpaid Interest on each Note shall be due and payable (i) on the Maturity Date, (ii) before the Maturity Date from time to time in accordance with Sections 7.3(b)(iv) and 7.3(b)(vi), and (iii) before the Maturity Date in accordance with Article VIII if and to the extent that the Loan or any portion thereof has been declared due and payable pursuant to Article VIII.

                           (c) DEFAULT INTEREST. If the Fund fails to pay in
full when due any amount of principal or interest on any Note (other than default interest provided for in this subsection (c)), the Fund shall pay to the order of OPIC default interest on such unpaid amount at an annual rate (in lieu of the Interest Rate) equal to the sum, to the extent permitted by applicable law, of (i) the higher of (x) the Interest Rate specified in the Note or (y) with respect to any amount paid under the OPIC Guaranty, at OPIC=s option, the Treasury Cost, plus (ii) two percent (2%) per annum, applied on a daily basis to the amount in default from the due date thereof to the date of actual payment of the defaulted amount.

                  SECTION 2.4. REPAYMENT.

                           (a) NOTES. The Fund shall repay the outstanding
principal and accrued but unpaid interest on each Note at such times and in such amounts as are set forth in such Note; PROVIDED, HOWEVER, that all of the Notes shall be repaid in full no later than the earlier of the Maturity Date or the Termination Date.

                           (b) REPAYMENT OF UNPAID GUARANTY DRAWING. The Fund
shall reimburse OPIC, by making payment to OPIC as set forth in Section 2.9(c), for any payment or disbursement made by OPIC under the OPIC Guaranty (each such amount so paid or disbursed until reimbursed, an "UNPAID GUARANTY DRAWING") no later than one (1) Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by OPIC at a rate equal to the sum of two percent (2.0%) plus the greater of (i) the Interest Rate or (ii) the Treasury Cost (without duplication of any interest paid to OPIC as a holder of the Notes). OPIC shall provide the Fund prompt notice of any payment or disbursement made by it under the OPIC Guaranty, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Fund under this Section 2.4(b).

                  SECTION 2.5. PREPAYMENT.

                           (a) VOLUNTARY. Subject to the terms of the Notes and
to the terms and conditions of the Funding Documents, the Fund may prepay all or any portion of the principal amount of any Note, together with all accrued but unpaid interest thereon, without payment of premium or penalty to OPIC. Except as provided in the Funding Documents, the Fund may prepay any of the Notes in full in any order at any time, regardless of whether any Note was issued prior to or after a Note that has not been prepaid.

                           (b) MANDATORY. Subject to the following sentence,
from time to time the Fund shall apply Cash Flow in accordance with Section 7.3(b) to pay unpaid and accrued interest on the Notes and to prepay, in whole or in part, unpaid principal of the Notes. To the extent the Funding Documents prohibit the Fund from prepaying the outstanding unpaid principal of the Notes and accrued but unpaid interest thereon, the Fund shall, in accordance with
Section 7.3(b), cause the Holding Company to deposit that portion of Cash Flow that is to be held as part of the Dedicated Amount in the Dedicated Debt Service Reserve Sub-Account.

                  SECTION 2.6. GUARANTY FEES.

                           (a) FIXED GUARANTY FEE.

                                    (i) (A0 The Fund shall pay a fee (the "FIXED
                  GUARANTY FEE") to OPIC for its guaranty under the Funding Documents. The Fixed Guaranty Fee shall be paid by the Fund in arrears on (1) each Payment Date for so long as any Note is outstanding, (2) the Maturity Date, and/or (3) such earlier date(s) as all amounts under the Notes are due or are paid in full.

                                    (B) The Fixed Guaranty Fee shall equal


                                                      (1) for the period ending
                                    on or before July 15, 1998, an amount equal to (x) three-quarters of one percent (0.75%) per annum, times (y) the weighted daily average Loan Principal Balance during the period commencing on the date of the most recent payment in full of the Fixed Guaranty Fee and ending on July 15, 1998, and

                                                      (2) commencing on or after
                                    July 15, 1998, an amount equal to (x) one percent (1.0%) per annum, times (y) the difference between (I) the weighted daily average Outstanding Balance during the period commencing on the more recent of July 15, 1998 or the day following the immediately preceding Computation Date, as applicable, and ending on the Computation Date immediately preceding the following Payment Date (or, if earlier, the Maturity Date or such earlier date(s) as all amounts under the Notes are due or are paid in full), and (II) the weighted daily average
                                    Dedicated Amount during the period
                                    commencing on the more recent of July 15, 1998 or the day following the immediately preceding Computation Date, as applicable, and ending on the Computation Date immediately preceding the following Payment Date (or, if earlier, the Maturity Date or such earlier date(s) as all amounts under the Notes are due or are paid in full), PROVIDED, HOWEVER, that during the continuance of an Event of Default, at OPIC's election, the Fixed Guaranty Fee may be increased to one and one-half percent (1.5%) per annum of the difference between the amounts specified in subclauses (I) and
                                    (II) immediately preceding this proviso.

                                    (ii) The Fixed Guaranty Fee shall be
                  computed on the basis of the Day Count Fraction.

                                    (iii) The Fixed Guaranty Fee shall be
                  payable out of Cash Flow on a basis no less than pari passu with the Management Fees prior to creating or funding any Operating or Non-Operating Reserves and prior to any interest or principal payments on the Notes. If after the expiration of the Loan Commitment Period, Cash Flow (taking into account the other reasonably anticipated cash needs of the Financing Credit Parties during the period ending on the next succeeding Payment Date for the Fixed Guaranty Fee) is insufficient to pay the Fixed Guaranty

                  Fee in full when due, subject to pari passu treatment vis a vis the Management Fee as specified in the preceding sentence, the amount of the deficiency may be carried forward to the next Payment Date on which Cash Flow is available, and such deferred amount shall bear interest at the Certificate Interest Rate (as defined in the Funding Documents) most recently determined under the Funding Documents prior to the time of notice of such deferral, until the date of payment to OPIC of such deferred amount plus such interest. In order to defer amounts as provided immediately above, the Fund shall give written notice to OPIC and the Paying Agent not less than twenty (20) Business Days prior to a Payment Date of its inability to pay the Fixed Guaranty Fee due on such date in full and of the approximate amount of the deficiency in such payment.

                                    (iv) As long as any Note is outstanding, not
                  less than ten (10) Business Days before (i) each Payment Date,
                  (ii) the Maturity Date and/or (iii) such earlier date(s) as all amounts under the Notes are due or are paid in full, the Fund shall notify OPIC and the Paying Agent as to the Fund=s computation of (w) in respect to the period ending on July 15, 1998, the weighted daily average Loan Principal Balance during the period commencing on the date of the most recent payment in full of the Fixed Guaranty Fee and ending on July 15, 1998, and (x) in respect to all periods commencing on or after July 15, 1998, (1) the weighted daily average Outstanding Balance during the period commencing on the more recent of July 15, 1998 or the day following the immediately preceding Computation Date and ending on the Computation Date immediately preceding the following Payment Date (or, if earlier, the Maturity Date or such earlier date(s) as all amounts under the Notes are due or are paid in full), (2) the weighted daily average Dedicated Amount during the period commencing on the more recent of July 15, 1998 or the day following the immediately preceding Computation Date and ending on the Computation Date immediately preceding the following Payment Date (or, if earlier, the Maturity Date or such earlier date(s) as all amounts under the Notes are due or are paid in full), and (3) the difference between the amounts computed in accordance with clauses (2) and (3). Notwithstanding the Fund's deferral of payment of the Fixed Guaranty Fee due on a specified Payment Date in accordance with Section 2.6(a)(iii), the Fund shall continue timely to provide to OPIC and the Paying Agent all of the information contemplated by this Section 2.6(a)(iv).

                           (b)      DEFERRED GUARANTY FEE.

                                    (i) As additional fee compensation to OPIC,
                  the Fund shall pay a fee (the "DEFERRED GUARANTY FEE") to OPIC on each Distribution Date equal to the percentage of Cash Flow distributed and applied on such date in accordance with and as contemplated by Sections 7.3(b)(vi)(B), (C) and (D). The Fund's obligation to pay the Deferred Guaranty Fee to OPIC shall survive the payment in full of principal and interest under the Notes and all other amounts due hereunder or under the Notes. OPIC and the Fund agree that the amounts payable to OPIC pursuant to this

                  Section 2.6(b) represent a fee payable by the Fund to OPIC as partial consideration for the OPIC Guaranty and do not represent distributions to a member of the Fund.

                                    (ii) If (x) the maturity of the Notes is
                  accelerated after an Event of Default, or (y) the Managing Member elects to continue the life of the Fund beyond its stated term (expiring December 31, 2008, but subject to extension as provided in the Fund's Charter Documents) after the Loan Balance has been paid in full on the Maturity Date, or (z) the Loan Balance is voluntarily paid in full prior to the Maturity Date, then:

                                            (1) in the case of the acceleration
                           described in clause (x) above, and in the case of the election described in clause (y) above if OPIC has not received payment of the Deferred Guaranty Fee in respect to all of the investments of the Financing Credit Parties, the Fund (or, at the Fund's election, an Affiliate of either of the Organizers or one or more other Members and/or their respective Affiliates) will, at OPIC's option in its sole discretion, pay OPIC in satisfaction of the Deferred Guaranty Fee, an amount equal to the fair market value of the Deferred Guaranty Fee as of the date of such acceleration or election, determined as set forth below in this Section 2.6(b)(ii)(4)(A) through
                           (F);

                                            (2) in the case of the event
                           described in clause (z) above, the Fund (or, at the Fund's election, an Affiliate of either of the Organizers or one or more other Members and/or their respective Affiliates) will pay OPIC, in satisfaction of the Deferred Guaranty Fee, an amount equal to the higher of (I) the fair market value of the Deferred Guaranty Fee as of the date of such event, determined as set forth below in this Section 2.6(b)(ii)(4)(A) through (F), or (II) the OPIC Make Whole Amount;

                                            (3) the fair market value of the
                           Deferred Guaranty Fee, or the OPIC Make Whole Amount, as applicable, shall be paid to OPIC in Dollars by wire transfer of immediately available funds, (I) in the case of the acceleration of the maturity of the Notes, within ten (10) days of the date of determination of such fair market value in accordance with this Section 2.6(b)(ii)(4)(A) through (F), or
                           (II) in the case of the other events described in
                           Section 2.6(b)(ii), within thirty (30) days of the date of determination of such fair market value in accordance with this Section 2.6(b)(ii)(4)(A) through
                           (F); and

                                            (4) if OPIC and the Fund are unable
                           to agree upon the fair market value of the Deferred Guaranty Fee within (I) three (3) Business Days after OPIC's acceleration of the maturity of the Notes as contemplated in Section 2.6(b)(ii)(x), or (II) thirty
                           (30) days after the occurrence of either event specified in Section 2.6(b)(ii)(y) or (z), then the fair market value shall be determined by appraisal in accordance with this Section.

                                                     (A) The Fund and OPIC shall
                                    each promptly appoint an independent
                                    appraiser and give written notice of such appointment to the other party. Each appraiser shall have not less than two years of real estate experience in Central and Eastern Europe and the New Independent States as well as not less than ten years general real estate experience in all material aspects of real estate valuation and finance. The appraisers shall, in determining the fair market value, apply to the assets of the relevant Financing Credit Parties the principles in effect at the time of the appraisal established by the Appraisal Institute of Chicago, IL (or any successor organization) relating to the fair market valuation of the most nearly comparable assets.

                                                     (B) If OPIC or the Fund
                                    shall fail to appoint an appraiser and so notify the other party of such appointment within ten (10) days after expiration of the period referred to in Section 2.6(b)(ii)(4), the party who failed to appoint an appraiser and notify the other party shall be deemed to have waived its right to appoint an appraiser and the fair market value of the Deferred Guaranty Fee shall be determined by the appraiser who was appointed.

                                                     (C) If the two appraisers
                                    appointed by the Fund and OPIC are unable to agree upon the fair market value of the Deferred Guaranty Fee within sixty (60) days after the latter of the two appraisers is appointed, such appraisers shall within ten
                                    (10) days jointly appoint a third appraiser to participate in determining the fair market value of the Deferred Guaranty Fee.

                                                     (D) Each of the three
                                    appraisers shall be instructed by the Fund and OPIC to deliver in writing its determination of the proposed fair market value of the Deferred Guaranty Fee within twenty (20) days after the third appraiser has been appointed. The Fund and OPIC agree that the fair market value of the Deferred Guaranty Fee shall be the average of the two closest fair market values determined by the three appraisers.

                                                     (E) If the two original
                                    appraisers shall fail to agree upon the
                                    appointment of the third appraiser within the ten (10) day period referred to in
                                    Section 2.6(b)(ii)(C), the fair market value of the Deferred Guaranty Fee shall be the average of the fair market value determined by each of the two original appraisers.

                                                     (F) The Fund shall bear the
                                    fees and costs of the appraisal procedures and the reasonable fees of all three appraisers appointed in accordance with the foregoing.

                                    (iii) Notwithstanding anything to the
                  contrary herein, (A) all payments and distributions (other than amounts included within Permitted Expenses) to the Managing Member, TPG, the Special Member and their respective Affiliates of Cash Flow following any of the events described in clause (x), (y) or (z) of Section 2.6(b)(ii) above, (B) the repayment of all funds provided to the Fund by any Person in accordance with Section 6.15(b) and (C) all Voluntary Loans, as defined in, and other loans contemplated by, the Fund Operating Agreement, shall be subordinate and junior to satisfaction in full of the prompt payment to OPIC of the fair market value of the Deferred Guaranty Fee or the OPIC Make Whole Amount, as applicable.

                                    (iv) Notwithstanding anything to the
                  contrary contained in this Agreement, the Fund shall have the right, within ninety (90) days after the payment in full prior to the Maturity Date of (A) the Loan Balance and all other amounts due to OPIC hereunder (other than the Deferred Guaranty Fee) and (B) all other amounts due to OPIC and each other Person under the Security Documents and the Funding Documents, and whether or not the stated term of the Fund shall have expired, to elect to pay to OPIC the fair market value of the Deferred Guaranty Fee, as of the date of such election, determined in accordance with Section 2.6(b)(ii)(4)(A) through (F). Upon payment of such fair market value of the Deferred Guaranty Fee, and at the Fund's sole cost and expense, OPIC shall release the Financing Credit Parties from all provisions of the Financing Documents in favor of OPIC and to which OPIC is a party (including those listed in Section 9.13), other than any provision requiring payment of any indemnity or contribution.

                  SECTION 2.7. TAXES.

                           (a) All sums payable by the Fund under this
Agreement, the Notes, any Security Document, and/or to OPIC under any other Financing Document, whether of principal, interest, premium, fees, expenses, or otherwise, shall be paid in full, free of any deductions or withholdings from such payments for any and all present and future taxes, levies, imposts, stamps, duties, fees, assessments, withholdings, deductions, all other governmental charges and all liabilities with respect thereto (collectively, "TAXES") on such payments other than Qualified Taxes (such Taxes other than Qualified Taxes are hereafter referred to as "COVERED TAXES"). In the event that the Fund is prohibited by law from making payments under this Agreement, the Notes, any Security Document or any other Financing Documents free of deductions or withholdings for Covered Taxes on such payments, then the Fund shall pay such additional amount as may be necessary in order that the actual amount received by OPIC after such withholding or deduction shall equal the full amount that would have been received hereunder or under the Notes, the Security Documents and/or any other Financing Document had no such deduction or withholding been made.

                           (b) The Fund shall pay directly to all appropriate
taxing authorities any and all present and future Taxes, and all liabilities with respect thereto imposed by law or by any taxing authority on or with regard to any aspect of the transactions contemplated by this Agreement or the execution and delivery of this Agreement or the Notes, except for any Taxes or other liabilities that the Fund is contesting in good faith by appropriate proceedings and for which adequate reserves have been established; PROVIDED, HOWEVER, that the Fund shall indemnify OPIC and the Noteholders and hold OPIC and the Noteholders harmless from and against any and all liabilities, fees or additional expense with respect to or resulting from any delay in paying, or omission to pay Taxes. Within thirty (30) days after the payment by the Fund of any Taxes, the Fund shall furnish OPIC and the Noteholders with the original or a certified copy of the receipt evidencing payment thereof, together with any other information OPIC may reasonably require to establish to its satisfaction that full and timely payment of such Taxes has been made.

                           (c) OPIC shall notify the Fund prior to any payment
of Covered Taxes required or requested of OPIC and shall give due consideration to any advice or recommendation given in response thereto by the Fund, and upon notice from OPIC and/or the Noteholders that Covered Taxes or any liability relating thereto (including penalties and interest) have been paid by OPIC and/or the Noteholders (accompanied by evidence of such payment), the Fund shall pay or reimburse OPIC and/or the Noteholders, as the case may be, therefor within thirty (30) days of receipt of such notice.

                           (d) Without prejudice to the survival of any other
agreement of the Fund hereunder, the agreements and obligations of the Fund contained in this Section 2.7 shall survive the payment in full of principal and interest with respect to the Notes.

                  SECTION 2.8 OPIC REQUIREMENTS.

                           (a) REVIEW PRIOR TO INVESTMENT.

                                            (i) The Fund shall not, directly or
                  indirectly, make any investment or reinvestment in a Portfolio Security unless OPIC has delivered to the Fund written notice (a "CONSENT NOTICE") of OPIC's determination that the proposed investment is consistent with the OPIC Requirements. OPIC's review in connection therewith will be limited to the OPIC Requirements, and will not encompass the investment merits of a proposed investment. Unless expressly set forth therein, no Consent Notice shall constitute a waiver of any provision hereof. Reinvestments shall include any significant expansion of a Project, or any significant change in the nature or operations of a Project, from that previously approved by OPIC in a Consent Notice.

                                            (ii) OPIC shall use reasonable
                  efforts to conduct its review of proposed investments, and to notify the Fund of the results thereof, promptly following receipt of all necessary information in accordance with
                  Section 6.12; PROVIDED, HOWEVER, that no assurance can be given that OPIC will complete its review within the time frame of the investment opportunity. OPIC's determination with respect to the OPIC Requirements shall be final and binding upon the Fund.

                           (b) DETERMINATION OF OPIC REQUIREMENTS. For all
purposes of this Agreement, with respect to each proposed investment or reinvestment in a Portfolio Company or Project, the OPIC Requirements shall be determined as of the date of the applicable Consent Notice given in respect to such investment or reinvestment. Accordingly, and without limitation, OPIC may decline to issue a Consent Notice for a proposed investment or reinvestment if the proceeds thereof would be used by the Target Portfolio Company in, or the Target Portfolio Company conducts operations or has material assets located in, an Eligible Country (or other country) that, based on OPIC's policy and statutory criteria in effect at the time of its review hereunder, is ineligible for new commitments by OPIC.

                           (c) ELIGIBLE COUNTRIES. Except with respect to
Russia, OPIC may decline to issue a Consent Notice for a proposed investment in an Eligible Country (or other Country) that, based on OPIC's policy and statutory criteria in effect at the time of its review hereunder, is ineligible for OPIC programs. OPIC may decline to issue a Consent Notice for a proposed investment in Russia on grounds of country ineligibility if Russia, at the time of OPIC's review hereunder, is ineligible for OPIC programs by reason of a Retroactive Act.

                  SECTION 2.9. MISCELLANEOUS.

                           (a) PAYMENT OR REIMBURSEMENT OF EXPENSES. The Fund
shall pay or reimburse OPIC for all reasonable costs and expenses incurred by OPIC in connection with (i) the preparation, negotiation, execution and implementation of the Financing Documents, including fees and expenses for outside counsel, business and real estate advisors and other consultants, (ii) costs of reproducing documents and binding post-closing document transcripts (including up to five OPIC copies), (iii) travel expenses incurred by OPIC in connection with OPIC's representative's attendance at Advisory Board meetings or meetings of any other governing body of the Fund or its Affiliates where OPIC is entitled to representation or attendance, and (iv) all other such costs and expenses (including attorneys' fees and expenses, court fees, fees due to the International Chamber of Commerce or to arbitrators (as contemplated in Section 8.5), solicitors' fees, advocates' fees, notarial fees, clerkage and taxes (including sales tax and value added tax) associated with any of the foregoing, auctioneers' (and other similar officials') fees and expenses and the reasonable cost of travel) incurred by OPIC after the date of execution of this Agreement in establishing and preserving in full force and effect or enforcing its rights hereunder or under any of the Financing Documents or incurred in connection with the modification, amendment, or waiver of any provision of any such document (including the fees and expenses of the Collateral Agents and any filing, authentication, recording, registration or other reasonable costs incurred in connection with establishing the Liens (including the Mortgage Liens) contemplated in the Security Documents). Such payment or reimbursement shall be due and payable within ten (10) Business Days after the receipt by the Fund of OPIC's request therefor from time to time. Such payment or reimbursement shall be due whether or not any disbursement of the Loan is made. The Fund will also pay to OPIC, on request, a reasonable fee in connection with (x) any modification, amendment or waiver of any material provision of any Financing Document, except for any such modification, amendment or waiver requested by OPIC (other than any such request in response or relating to an Event of Default or any event or condition that, with the passage of time or the giving of notice or both could reasonably be expected to constitute an Event of Default), that requires a meaningful expenditure of OPIC personnel time or resources, or (y) any non-recurring effort by OPIC to preserve in full force and effect or enforce its rights hereunder. Except during the continuance of an Event of Default, OPIC shall consult in advance with the Fund regarding any single expense (other than any fees or costs of OPIC's attorneys or real estate advisors or of any Collateral Agent or any other fees or costs for services routinely contemplated to be provided in connection with any of the Financing Documents) which is anticipated to be in excess of $25,000, PROVIDED, that such consultation would not, in OPIC's judgment, delay or interfere with OPIC's ability to protect and enforce its rights and remedies hereunder or under any other Financing Document.

                           (b) INDEMNITY AND CONTRIBUTION.

                                    (i) To the extent permitted by law, the Fund
                  agrees to indemnify, defend and hold harmless OPIC and its directors, officers, employees, agents, counsel, business and real estate advisors, subsidiaries and Affiliates (collectively the "INDEMNIFIED PERSONS") from and against, and to reimburse OPIC and each of the other Indemnified Persons for any legal and any other expenses reasonably incurred in connection with investigating and defending, any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (collectively, and excluding Qualified Taxes, "LOSSES") that may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of or based on:

                                            (A) this Agreement, the Financing
                           Documents or any of them or any of the transactions contemplated hereby or thereby; and/or

                                            (B) any untrue statement (or alleged
                           untrue statement) of a material fact contained in the Offering Materials, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by any of the Financing Parties or any of their Affiliates of the Securities Act of 1933, as amended, or any state securities law or any rule or regulation thereunder,

                  PROVIDED, HOWEVER, that the Fund shall not be liable to any Indemnified Person to the extent that a court or arbitral tribunal with jurisdiction over the subject matter of the Loss, OPIC and each other Indemnified Person in connection with such subject matter determines in a proceeding at which OPIC and each such other Indemnified Person had an adequate opportunity to defend its interest that such Loss (1) resulted from the gross negligence or willful misconduct of OPIC or any other Indemnified Person, or (2) arose out of any untrue statement or omission accurately based upon written information regarding OPIC furnished to the Fund by OPIC or any other Indemnified Person and either (x) stated by OPIC or such Indemnified Person to be specifically for use in the Offering Materials or (y) provided by OPIC or such Indemnified Person in response to a written request by the Fund that expressly states that the requested information is to be used in the Offering Materials.

                                    (ii) Each Indemnified Person shall give
                  notice to the Fund promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may be sought. The failure of any Indemnified Person to give notice as provided herein shall not relieve the Fund of its obligations under this Article II except to the extent that such failure is materially prejudicial to the Fund. Each Indemnified Person may, in its sole discretion, permit the Fund or its counsel to conduct the defense of any such claim or litigation. Each Indemnified Person may, directly or indirectly, participate in defense of any such claim or litigation, even where the Indemnified Person has permitted the Fund to conduct the defense thereof, and the Fund shall continue to pay the legal fees incurred by the Indemnified Persons. The Fund shall not, in the defense of any such claim or litigation, except with the prior written consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation alleged by such claimant or plaintiff. Each Indemnified Person shall furnish such information regarding itself or the claim in question as the Fund may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                                    (iii) To provide for just and equitable
                  contribution, if (A) an Indemnified Person makes a claim for indemnification pursuant to this Article II but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced or is unavailable in such case, even though this Agreement expressly provides for indemnification in such case, or (B) any Indemnified Person seeks contribution, then the Fund shall be responsible to contribute to the Losses to which any Indemnified Person may be subject, so that the Fund is responsible for the percentage thereof equal to (x) one hundred percent (100%) less (y) the percentage of aggregate cumulative Cash Flow theretofore distributed to OPIC in accordance with Section 7.3(b)(vi); PROVIDED, HOWEVER, that if applicable law does not permit such allocation, then other relevant equitable considerations, such as the relative fault of any of the Fund and its Affiliates on the one hand, and the Indemnified Person, on the other hand, in the aggregate, in connection with the facts which resulted in such Losses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Fund or its Affiliates, on the one hand, or by OPIC, on the other hand, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Fund and OPIC agree that it would be unjust and inequitable if the obligations provided herein for contribution were determined by pro rata or per capita allocation of the aggregate Losses (even if OPIC and the other Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this
                  Section 2.9(b)(iii). In no case shall OPIC and all Indemnified Persons in the aggregate be responsible to pay more than five percent (5%) of the amount of any Loss contemplated hereby. This Section 2.9(b)(iii) is not intended to supersede any right to contribution under the Securities Act of 1933, as amended, or otherwise.

                                    (iv) The indemnification and contribution
                  obligations provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons or any officer, director or controlling person of such Indemnified Persons.

                           (c)      CURRENCY AND PLACE OF PAYMENT.

                                    (i) All payments required hereunder, under
                  the Funding Documents or under the Notes shall be made in Dollars in immediately available funds without any offset or deduction for Taxes (except as otherwise provided in Section 2.7) or otherwise (A) in the case of the Notes, to the Paying Agent as specified in the Funding Documents and (B) in the case of other payments due to OPIC, at the following address:

                  By wire transfer (via a United States domestic bank):

                           ABA No. 0210-3000-4 TREASNYC/CTR/BNF - AC71000001
                           (OBI = OPIC Loan No. 199-95-254 IG and OPIC Loan No. 399-95-228 IG) of the U.S. Treasury Department, New York, NY, or such other account as to which OPIC shall have provided notice to the Fund

                                    (ii) If any Payment Date is not a Business
                  Day, payment shall be made on the next succeeding Business
                  Day.

                           (d) COMPUTATION OF INTEREST ON NOTES AND FEES. Except
as otherwise provided herein or in the Funding Documents or any Note, interest and fees shall be computed on the basis of 360-day years of twelve (12) thirty
(30) day months.

                           (e) APPLICATION OF PAYMENTS TO OPIC. Subject to the
terms and conditions of the Funding Documents, until the Notes are repaid and all amounts due under this Agreement are paid, payments received by OPIC under this Agreement or with respect to any Note shall be applied to amounts due under this Agreement and under the Notes in such manner as OPIC may determine to be appropriate, notwithstanding any instruction to the contrary from the Fund.

                           (f) NO SETOFF. All payment obligations of the Fund,
the Holding Company, and the Managing Member hereunder shall be absolute and unconditional under any and all circumstances and shall be timely satisfied irrespective of any set-off, counterclaim or other defense.

                  SECTION 2.10. DEFAULT STATUS. OPIC confirms that (i) OPIC has not declared any Event of Default on or prior to the date hereof, and (ii) as of the date hereof, neither the Original Note nor the Replacement Note is bearing interest at the default rate pursuant to Section 2.3(c) of the Original Finance Agreement or this Agreement, as applicable.

                  SECTION 2.11. RELEASE OF CERTAIN LIENS.

                           (a) Notwithstanding anything contained herein to the
contrary, if the Financing Credit Parties:

                                    (i) (A) have sold or otherwise disposed of,
                  for cash, (1) all or substantially all of the Real Estate Assets and related personal property of a Controlled Portfolio Company secured by a Mortgage Lien in favor of OPIC, or (2) specified Portfolio Holding Company Securities or Portfolio Securities in accordance with the Financing Documents, and

                                    (ii) have deposited (or have, through a
                  fully funded escrow or other fully funded arrangement satisfactory to OPIC, demonstrated that there will be deposited contemporaneously with the release hereafter described) the Lien Release Amount relating to such sale or other disposition in a Charged Account (as defined in the Security Documents) of (A) the subject Controlled Portfolio Company, in the case of a sale or other disposition of assets of a Controlled Portfolio Company, or (B) the Holding Company or relevant Portfolio Holding Company, as the case may be, in the case of a sale of Portfolio Holding Company Securities or Portfolio Securities, as applicable, then OPIC shall, at the sole cost and expense of the Fund, instruct its Collateral Agent to release such (x) Mortgage Lien, in the case of a sale or other disposition of assets of a Controlled Portfolio Company, or (y) Lien on such Portfolio Holding Company Securities or Portfolio Securities, as the case may be, in the case of a sale of Portfolio Holding Company Securities or Portfolio Securities, as applicable, whereupon such Mortgage Lien or other Lien, as applicable, shall be extinguished and shall no longer be required under this Agreement or any other Security Document, PROVIDED, HOWEVER, that, in the case of a sale or other disposition of assets of a Controlled Portfolio Company, each Lien in favor of OPIC on the Portfolio Securities owned by the Portfolio Holding Company which is the parent of such Controlled Portfolio Company and on all other assets of such Portfolio Holding Company shall continue in full force and effect as contemplated in this Agreement.

                           (b) As used herein, the term "LIEN RELEASE AMOUNT"
shall mean the cash proceeds, net only of (i) all transaction costs and expenses paid by the relevant Financing Credit Party, and (ii) the outstanding amount of any Indebtedness secured by a Lien permitted in accordance with Section 7.1(d) on the Real Estate Assets or other property in question sold or otherwise disposed of, in each case in connection with a sale or other disposition described in Section 2.11(a)(i) on an arms-length basis to a Person not Affiliated with either of the Organizers or any of their respective Affiliates which net cash proceeds are received by such Financing Credit Party in connection with such sale or other disposition.

                  SECTION 2.12 OPERATING RESERVES.

                           (a) The Holding Company may establish, maintain and
fund, with the proceeds of Disbursements and funded Equity Commitments and, as long as there exists no Event of Default and no event or condition that with the passage of time or the giving of notice or both would constitute an Event of Default, may replenish, with the proceeds of Disbursements and the Equity Commitments, from the Cash Retention Fund Sub-Account, or from Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow, an Operating Reserve and a Non-Operating Reserve to be held in a separate account or accounts (the "OPERATING ACCOUNTS", in the case of the Operating Reserve) in accordance with the Retention Agreement.

                           (b) The Holding Company shall apply amounts in the
Operating Reserve in accordance with this Agreement to meet Permitted Expenses.

                           (c) The Fund in its sole discretion may establish and
maintain, in the name and on behalf of the Controlled Portfolio Companies, Operating Accounts and Non-Operating Accounts in Qualified Banks and may deposit or maintain a portion of the Operating Reserves and Non-Operating Reserves therein and utilize such amounts for Permitted Uses in accordance with this Agreement.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  The Fund, the Holding Company and the Managing Member each represents, covenants, and warrants to OPIC that:

                  SECTION 3.1. EXISTENCE AND POWER.

                           (a) The Fund is a limited liability company whose
only members are the Members, and is duly formed, validly existing and in good standing under the limited liability company laws of the State of Delaware. The Fund is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the limited liability company laws of the State of Delaware to own and operate its properties, to borrow money, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform this Agreement, the Notes, and each of the other Financing Documents to which it is or will be a party. The Fund Operating Agreement is in full force and effect and no default exists thereunder. A true and complete copy of the Fund's certificate of formation and of the Fund Operating Agreement, as in effect on the date hereof, have been furnished to OPIC.

                           (b) The Managing Member is a limited liability
company whose only members are the Organizers. The Managing Member is duly formed, validly existing and in good standing under the limited liability company laws of the State of Delaware. The Managing Member is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the limited liability company laws of the State of Delaware to own and operate its properties, to borrow money, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform this Agreement, the Notes, the Fund Operating Agreement and each of the other Financing Documents to which it is or will be a party. The Managing Member's limited liability company agreement is in full force and effect and no default exists thereunder. A true and complete copy of the Managing Member's certificate of formation and of its limited liability company agreement, as in effect on the date hereof, have been furnished to OPIC.

                           (c) The Holding Company is a limited liability
company whose sole member is the Fund. The Holding Company is duly formed, validly existing and in good standing under the limited liability company laws of the State of Delaware. The Holding Company is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the limited liability company laws of the State of Delaware to own and operate its properties, to borrow money, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform this Agreement, the Holding Company Guaranty, and each of the other Financing Documents to which it is or will be a party. The Holding Company's Charter Documents are in full force and effect and no default exists thereunder. A true and complete copy of the Holding Company's Charter Documents, as in effect on the date hereof, have been furnished to OPIC.

                           (d) The Special Member is a corporation duly formed,
validly existing and in good standing under the laws of the State of Ohio. The Special Member is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the laws of the State of Ohio to own and operate its properties, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform each of the Financing Documents to which it is or will be a party. The Special Member's Charter Documents are in full force and effect and no default exists thereunder. A true and complete copy of the Special Member's Charter Documents, as in effect on the date hereof, have been furnished to OPIC.

                           (e) Pioneer is a corporation duly formed, validly
existing and in good standing under the laws of the State of Delaware. Pioneer is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the laws of the State of Delaware to own and operate its properties, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform this Agreement and each of the other Financing Documents to which it is or will be a party. Pioneer's Charter Documents are in full force and effect and no default exists thereunder. A true and complete copy of Pioneer's Charter Documents, as in effect on the date hereof, have been furnished to OPIC.

                           (f) Each Portfolio Holding Company is (or upon the
initial investment by or on behalf of the Fund will be) duly incorporated or organized under the laws of the jurisdiction of its organization and is (or upon the initial investment by or on behalf of the Fund will be) duly constituted, validly existing, in good standing and duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, and has the power under the laws of its jurisdiction of organization to own its properties, to carry on its business, and to execute, deliver and perform each of the Financing Documents to which it is (or will be) a party.

                           (g) Each Portfolio Company (i) is (or upon the
initial investment by or on behalf of the Fund will be) duly organized under the laws of the jurisdiction of its organization, (ii) is (or upon the initial investment by or on behalf of the Fund will be) duly constituted, validly existing, in good standing and duly authorized to do business in each jurisdiction in which failure to be so authorized would reasonably be expected to have a Fundamental Material Adverse Effect, and (iii) upon its organization will have and maintain the power under the laws of its jurisdiction of organization to own its properties, to carry on its business, and to execute, deliver and perform each of the Financing Documents to which it is (or will be) a party.

                           (h) TPG is a corporation duly formed, validly
existing and in good standing under the laws of the State of Delaware. TPG is duly authorized to do business in each jurisdiction in which its business makes such authorization necessary, has all requisite power and authority under its Charter Documents and the laws of the State of Delaware to own and operate its properties, to carry on its business and invest in the Projects, to create Liens on its assets, and to execute, deliver and perform each of the Financing Documents to which it is or will be a party. TPG's Charter Documents are in full force and effect and no default exists thereunder. A true and complete copy of TPG's Charter Documents, as in effect on the date hereof, have been furnished to OPIC.

                           (i) The Financing Parties have delivered to OPIC
copies of fully executed Subscription Agreements pursuant to which the Organizers and TPG commit to acquire and to cause the Managing Member to acquire Member Interests, in accordance with the provisions of the Fund Operating Agreement, and to make additional capital contributions in connection therewith, in an aggregate amount of not less than their respective Organizer Commitments.

                  SECTION 3.2. AUTHORITY.

                           (a) Each of the Fund's, the Managing Member's, the
Special Member's, Pioneer's, TPG's and the Holding Company's execution, delivery, and performance of this Agreement, the Notes, and each of the other Financing Documents to which it is or will be a party: (i) have been duly authorized by all necessary limited liability company, corporate or other action; (ii) do not and will not violate any provision of any of its Charter Documents; (iii) do not violate any material regulation or ruling of any Governmental Authority; and (iv) do not and will not breach, or result in the imposition of any Lien upon any of its assets or under any of its Charter Documents or any other agreement or requirement to which it or any of its properties may be bound or affected, except as expressly contemplated by Section 6.10.

                           (b) Each of the Fund's, the Managing Member's, the
Special Member's, Pioneer's, TPG's and the Holding Company's execution and delivery of this Agreement, the Notes, and each of the other Financing Documents to which it is or will be a party will cause each such respective instrument to constitute a legal, valid, and binding obligation of the Fund, the Managing Member, the Special Member, Pioneer, TPG and/or the Holding Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                           (c) Except for consents referred to in Section 3.9,
no consent of any other Person, including any Member, is required in connection with the execution, delivery, performance, validity or enforceability of any Financing Document.

                  SECTION 3.3. FINANCIAL CONDITION. Except as disclosed in its Financial Statements, as of the date hereof and the Restructuring Disbursement Date, neither the Holding Company nor the Fund has any contingent liability, liability for taxes, material or long-term commitment, or Indebtedness of any kind, other than its obligations hereunder and under any other Financing Documents and its obligations to pay Permitted Expenses.

                  SECTION 3.4 HOLDINGS.

                           (a) The Fund does not own or otherwise control any
voting stock of or have any ownership interest in any Person, including any corporation or partnership, other than Holding Company Securities, Portfolio Holding Company Securities, Portfolio Securities or Interim Securities.

                           (b) The Holding Company does not own or otherwise
control any voting stock of or have any ownership interest in any Person, including any corporation or partnership, other than Portfolio Holding Company Securities, Portfolio Securities or Interim Securities.

                  SECTION 3.5. LIENS. The Security Documents are, or upon filing and registration (if applicable) will be, effective to create legal, valid and enforceable Liens in favor of a Collateral Agent for the benefit of OPIC on all assets owned by each Financing Credit Party covered thereby (including Portfolio Securities, Interim Securities, Holding Company Securities, Portfolio Holding Company Securities, Permitted Portfolio Company Investments, Interim Local Securities, Real Estate Assets and bank accounts), which Liens, in each case except as permitted by Section 7.1, (a) as to all such assets of the Fund, the Holding Company and any other Financing Credit Party formed or organized in any jurisdiction in the U.S., are perfected and first priority security interests, and (b) as to all such assets of any Financing Credit Party formed or organized in any jurisdiction outside of the U.S., are enforceable against all Persons to the fullest extent permitted by, and have the highest priority available under, all applicable laws in all relevant jurisdictions, including the laws of the Host Country in which the subject assets are located. Neither the Holding Company nor the Fund has outstanding, nor is either contractually bound to create or assume, any Lien on or with respect to any of its assets, properties, rights or revenues, except as permitted in Section 7.1. Except as expressly permitted by Section 7.2, the Fund's obligations hereunder and under the Notes will rank not less than pari passu with all of the Fund's other debts and obligations (subject to statutory liens and other priorities created by operation of law).

                  SECTION 3.6. TAXES AND REPORTS. All tax returns and reports of the Fund and the Holding Company required by law to be filed or extended in the United States, and each governmental subdivision thereof, have been duly filed, and all taxes, assessments, fees, and other governmental charges due upon the Fund and the Holding Company, or upon any of its assets, income, or franchises, that if not paid would reasonably be expected to have a Fundamental Material Adverse Effect, have been paid or adequately provided for on the books of the Fund and the Holding Company.

                  SECTION 3.7. DEFAULTS. No Event of Default, and no event or condition that with the passage of time or the giving of notice, or both, could constitute an Event of Default, has occurred and is continuing. None of the Financing Parties or any other Person is in breach of any provision of any contract to which the Fund, the Managing Member or the Holding Company is a party, which breach would reasonably be expected to have a Fundamental Material Adverse Effect.

                  SECTION 3.8. LITIGATION. No action, suit, other legal or arbitral proceeding or investigation is pending by or before any domestic or foreign court or Governmental Authority or in any arbitral or other forum or, to the best knowledge of the Fund, the Managing Member and the Holding Company after due inquiry, is threatened against the Fund, the Managing Member, the Holding Company or any of their respective properties or rights that (i) relates to the transactions contemplated by this Agreement or any other Financing Document or (ii) has, or if adversely determined, would reasonably be expected to have, a Fundamental Material Adverse Effect.

                  SECTION 3.9. COMPLIANCE WITH LAW. Each of the Fund, the Managing Member, the Holding Company and each Portfolio Holding Company and Controlled Portfolio Company is conducting its business in compliance with all applicable Corrupt Practices Laws and in all material respects with all applicable laws, regulations, and authorizations of all relevant Governmental

Authorities, noncompliance with which would reasonably be expected to have a Fundamental Material Adverse Effect. Each of the Fund, the Managing Member and the Holding Company has duly obtained all material Consents and Approvals, and has effected all declarations, filings, and registrations necessary for the due execution, delivery, and performance by each of the Fund, the Managing Member and the Holding Company of this Agreement, the Notes and each of the other Financing Documents to which it is a party. To the knowledge of the Fund, each Portfolio Company it does not control is conducting its business in compliance with all applicable Corrupt Practices Laws. The internal management and accounting practices and controls of the Fund, the Holding Company, each Portfolio Holding Company and each Controlled Portfolio Company are adequate to ensure compliance with applicable Corrupt Practices Laws.

                  SECTION 3.10. DISCLOSURE.

                           (a) All documents, reports and other written
information pertaining to the Fund and its proposed operations (including the Bid Package, this Agreement, the Offering Materials and the other Financing Documents) that have been furnished to OPIC by or on behalf of any Financing Party or any of their respective Affiliates are true and correct and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading. There is no fact known to any of the Fund, the Holding Company or the Managing Member, other than matters relating to general political or economic conditions, that has not been disclosed to OPIC in writing, the existence of which would reasonably be expected to have a Fundamental Material Adverse Effect. No condition (other than general political or economic conditions) has arisen since the date of the Selection Letter that has had or would reasonably be expected to have a Fundamental Material Adverse Effect.

                           (b) Attached hereto as exhibits to SCHEDULE 3.10,
as SCHEDULE 3.10 may be amended from time to time in accordance herewith, are true and complete copies of all agreements or other instruments by and between each of the Organizers (and/or their respective Affiliates), on one hand, and any of the Fund, the Holding Company, any Portfolio Holding Company or any Portfolio Company, on the other hand.

                  SECTION 3.11. OFFERING. None of the Fund, the Holding Company, the Managing Member or anyone acting on behalf of the Fund, the Holding Company or the Managing Member has taken or will take any action that would subject the transactions contemplated hereby or the offering or sale of the Member Interests, the interests in the Managing Member or the Holding Company Securities to the registration requirements of the Securities Act of 1933, as amended.

                  SECTION 3.12. INVESTMENT COMPANY ACT. No Financing Credit Party is required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                  SECTION 3.13. PORTFOLIO INVESTMENTS.

                           (a) AUTHORITY. Each purchase of Portfolio Securities
by or on behalf of the Fund, and the execution, delivery, and performance by the Fund, the Holding Company, each Controlled Portfolio Company and each Portfolio Holding Company of all agreements entered into by it in connection therewith,
(i) have been (or, as of the date of purchase and/or execution and delivery, will have been) duly authorized by all necessary corporate, limited liability company, partnership or other action; (ii) do not and will not violate any provision of any of their respective Charter Documents, or any applicable regulation or ruling of any Governmental authority; and (iii) will not breach, or result in the imposition of any Lien on any of the assets under, any agreement or other requirement by which any of them or any of their respective properties may be bound or affected, except as permitted or required by the Financing Documents. Except for (1) consents referred to in Section 5.9, (2) consents which, prior to the time of such purchase, execution, delivery or performance by the Financing Credit Parties, shall have been obtained by the Financing Credit Parties, and (3) OPIC's written confirmation that each such purchase of Portfolio Securities complies with the OPIC Requirements, no other consent of any other Person, including any Member, is required in connection with such purchase or such execution, delivery and performance.

                           (b) SECURITIES.

                                    (i) Prior to each investment in Portfolio
                  Securities, and upon acquisition of any Involuntary Securities, the Fund has (or will have), in accordance with this Agreement and as contemplated by the Master Pledge Agreement, executed and delivered (A) to each of OPIC and its Collateral Agent a true and complete Portfolio Acquisition Certificate with respect to such Portfolio Securities, Securities issued by a Portfolio Company Affiliate or Involuntary Securities, as the case may be, and (B) to the Collateral Agent, all documents and instruments required to be so delivered pursuant to the Security Documents.

                                    (ii) SCHEDULE 3.13, as it may be amended
                  from time to time in accordance herewith, sets forth, for each Portfolio Company, the number and type of shares of Capital Stock and/or other Securities thereof owned by or on behalf of the Fund directly or indirectly through the Holding Company and each Portfolio Holding Company, and the percentage of the authorized and outstanding Capital Stock or other Securities of such Portfolio Company represented thereby. All such Portfolio Securities have been duly and validly authorized and issued by the applicable Portfolio Company or Portfolio Company Affiliate, are, to the extent applicable, fully paid and non-assessable (except to the extent that any obligation to make capital contributions or loans to such Portfolio Company in accordance with the Charter Documents of such Portfolio Company are disclosed on SCHEDULE 3.13) and owned beneficially and of record by the Portfolio Holding Company (or Portfolio Company in the case of Securities issued by a Portfolio Company Affiliate) indicated in SCHEDULE 3.13, as it may be amended from time to time in accordance herewith, and are free of Liens (other than Liens created pursuant to the Security Documents or permitted under Section 7.1).

                           (c) RELATED RIGHTS.

                                    (i) Except as granted to or for OPIC in the
                  Pledge Agreements, there are no proxies, irrevocable or otherwise, with respect to Portfolio Securities owned by any of the Financing Credit Parties.

                                    (ii) None of the Portfolio Securities
                  identified in SCHEDULE 3.13, as it may be amended from time to time in accordance herewith, is, or following the exercise by OPIC of any of its rights or remedies hereunder or under any other Financing Documents will be, subject to any material restriction on transfer (including any requirement of consent of any Person), whether imposed by (A) law, (B) the Charter Documents of the applicable Portfolio Company (or Portfolio Company Affiliate) or (C) any agreement, other than (1) restrictions (the "DISCLOSED RESTRICTIONS") disclosed to OPIC on the relevant Portfolio Acquisition Certificate or as set forth in SCHEDULE 3.13, as it may be amended from time to time in accordance herewith, none of which Disclosed Restrictions will (x) adversely affect the right of OPIC or its nominee to foreclose on or become the owner (directly or indirectly) of any Portfolio Security, or (y) adversely affect, to any greater extent than the applicable Financing Credit Party is affected, OPIC's ability to sell or transfer any Portfolio Security to a third party, or (2) restrictions, disclosed to OPIC in writing by the Fund, resulting from a change in law after the date of delivery of such Portfolio Acquisition Certificate to each of OPIC and its Collateral Agent.

                                    (iii) (A) No change in ownership or control
                  of the Fund, the Holding Company or any Portfolio Holding Company or Controlled Portfolio Company will adversely affect any contractual right of such Person in respect of Portfolio Securities, including rights to appoint members of the board of directors or similar body of the applicable Portfolio Company, registration rights and tag along rights, and (B) except as disclosed on the relevant Portfolio Acquisition Certificate or as set forth in SCHEDULE 3.13, as it may be amended from time to time in accordance herewith, all such rights are transferrable to a subsequent owner of such Portfolio Securities.

                                    (iv) True and complete copies of all
                  shareholder and similar agreements setting forth any contractual rights and/or obligations of the Fund, the Holding Company and any Portfolio Holding Company or any Controlled Portfolio Company in respect of Portfolio Securities (including rights of first refusal described as a disclosed restriction in accordance with subsection (ii) above) have been delivered to the Collateral Agent in accordance with the terms of the Security Documents.

                                    (v) SCHEDULE 3.13, as it may be amended from
                  time to time in accordance herewith, accurately and fully describes each Portfolio Security in which the Fund, directly or indirectly, has an interest.

                  (d) CORPORATE FORM, REGISTRATION AND POWER. Each Portfolio Company in which any Financing Credit Party has invested has been, at or before the date of such investment, duly and properly formed in accordance with applicable law and has the requisite power to own and operate its properties and to carry on its business. No additional filing, registration, or amendment to, or in respect of, the Charter Documents of any Portfolio Company is required under applicable law in connection with its formation and continued valid existence.

                  (e) ENVIRONMENTAL, CORRUPT PRACTICES AND WORKER RIGHTS REQUIREMENTS. As of the date of acquisition of any Portfolio Securities, (i) to the best knowledge of the Financing Credit Parties, after due inquiry the issuer of such Portfolio Securities and its Portfolio Company Affiliates are in compliance in all material respects with the Worker Rights Requirements, all applicable Corrupt Practices Laws and all applicable environmental requirements, and (ii) no Financing Credit Party has any reason to believe that the activities of any such Portfolio Company or any of its Portfolio Company Affiliates pose (or will pose) an unreasonable or major environmental, health or safety hazard. With respect to Portfolio Securities acquired or to be acquired following an Expedited Review (as indicated in the applicable Consent Notice), the Fund has used commercially reasonable efforts to obtain relevant information respecting compliance by the related Portfolio Company and its Portfolio Company Affiliates with applicable Environmental Requirements, and has delivered all such information to OPIC.

                  SECTION 3.14. MARGIN STOCK.

                  (a) No Financing Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) Neither any Disbursement nor the issuance of any Note nor the use of the proceeds thereof violates or is inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or any equivalent law of any Eligible Country.

                  SECTION 3.15. TRANSACTIONS WITH AFFILIATES. Except as contemplated or permitted by, and subject to the terms and conditions of, this Agreement, neither of the Organizers, any Financing Party nor any of their respective Affiliates is or will be a party to any contract, agreement, instrument, understanding or arrangement with, or any other commitment to or from the Holding Company or any (a) Portfolio Holding Company, (b) Portfolio Company, (c) Portfolio Company Affiliate or (d) subsidiary of any Portfolio Company or Portfolio Company Affiliate.

                  SECTION 3.16. IMMUNITY. None of the Financing Credit Parties is permitted to, or if permitted will not, in any jurisdiction in which judicial, administrative or arbitral proceedings may at any time be commenced in respect of any Financing Document, claim (for itself or its properties, assets, revenues or rights to receive income) immunity from suit, from the jurisdiction of any court, from attachment prior to judgment, or from attachment in aid of execution of a judgment on any grounds, including grounds of sovereignty. The Financing Documents and the transactions contemplated thereby constitute commercial activities of the Financing Credit Parties, and the Financing Credit Parties are subject to commercial law.

                  SECTION 3.17. SOLVENCY. Each Financing Credit Party (a) is capable of paying its debts as they fall due and is not unable and has not admitted its inability to pay its debts as they fall due, (b) is not bankrupt or insolvent and (c) has taken no action, and no such action has been taken by a third party, for its winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for any such Person or any or all of its property, assets or revenues.

                  SECTION 3.18. PREDECESSOR FUND BREACHES. Notwithstanding anything to the contrary in this Agreement, to the extent that a breach of any provision in any Financing Document derives solely from the activities, operation or condition of the Predecessor Fund prior to the date hereof, and PROVIDED that:

                           (a) such breach has not resulted in, and would not
reasonably be expected to result in, (i) a Fundamental Material Adverse Effect,
(ii) the Fund's investment in a Project involving a Participant not approved by OPIC, or (iii) a violation of the OPIC Requirements;

                           (b) the Financing Parties, the Organizers and their
respective Affiliates could not, in the exercise of reasonable care, have known of such activity, operation or condition or cured such breach prior to the date hereof; and

                           (c) the Financing Parties are diligently seeking to
(i) cure such breach (if susceptible to cure) and (ii) enforce all material rights, claims and remedies they may have against potentially responsible Persons,

then prior to the ninetieth (90th) day (or such later date as OPIC may in its sole discretion specify) following the occurrence thereof, (x) such breach shall not be deemed to be an Event of Default hereunder, (y) OPIC shall not in reliance on such breach take any action under the Financing Documents against any Financing Credit Party, and (z) such breach shall not affect the right of the Financing Credit Parties to utilize their respective assets; PROVIDED, HOWEVER, that during the continuance of such breach, the Fund shall not be permitted to request, and may not obtain, any Disbursement.


                                   ARTICLE IV
               CONDITIONS PRECEDENT TO RESTRUCTURING DISBURSEMENT

                  Unless OPIC otherwise agrees in writing, OPIC's obligation to make the first Disbursement after the date of this Agreement is subject to the prior fulfillment, to OPIC's satisfaction in its sole discretion, of the following conditions precedent and to their continued fulfillment on the date of such Disbursement:

                  SECTION 4.1. AUTHORIZATIONS.

                           (a)      OPIC shall have received:

                                    (i)     a certificate of an Authorized
                  Officer of the Fund, dated the Restructuring Disbursement Date, substantially in the form of EXHIBIT C-1:

                                            (A) attaching a copy of the Charter
                           Documents of the Fund, each as amended to date, certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date, together with evidence satisfactory to OPIC that such documents, if required, have been filed with and approved by the Secretary of State of the State of Delaware;

                                            (B) attaching an original copy of
                           all documents evidencing any necessary action by the Fund (each such document to be satisfactory to OPIC in form and substance) authorizing the Fund to execute, deliver, and perform this Agreement, the Notes, and each of the other Financing Documents to which it is or will be a party and to engage in the transactions herein contemplated and certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date; and

                                            (C) certifying the names, titles,
                           initials and specimen signatures of the persons who are authorized to execute and deliver for the Fund this Agreement, the Notes and each of the other Financing Documents to which it is or will be a party, and all other notices or instruments contemplated hereunder or under any Financing Document (which certificate may be updated from time to time);

                                    (ii) a certificate of an Authorized Officer
                  of the Managing Member, dated the Restructuring Disbursement Date, substantially in the form of EXHIBIT C-2:

                                            (A) attaching a copy of the Charter
                           Documents of the Managing Member, each as amended to date, certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date, together with evidence satisfactory to OPIC that such documents, if required, have been filed with and approved by the Secretary of State of the State of Delaware;

                                            (B) attaching an original copy of
                           all documents evidencing any necessary action by the Managing Member (each such document to be satisfactory to OPIC in form and substance) authorizing the Managing

                           Member to execute, deliver, and perform this Agreement, and each of the other Financing Documents to which it is or will be a party and to engage in the transactions herein contemplated and certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date; and

                                            (C) certifying the names, titles,
                           initials and specimen signatures of the persons who are authorized to execute and deliver for the Managing Member this Agreement and each of the other Financing Documents to which it is or will be a party, and all other notices or instruments contemplated hereunder or under any Financing Document (which certificate may be updated from time to time); and

                                    (iii) a certificate of an Authorized Officer
                  of the Holding Company, dated the Restructuring Disbursement Date, substantially in the form of EXHIBIT C-3:

                                            (A) attaching a copy of the Charter
                           Documents of the Holding Company, each as amended to date, certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date, together with evidence satisfactory to OPIC that such documents, if required, have been filed with and approved by the Secretary of State of the State of Delaware;

                                            (B) attaching an original copy of
                           all documents evidencing any necessary action by the Holding Company (each such document to be satisfactory to OPIC in form and substance) authorizing the Holding Company to execute, deliver, and perform this Agreement and each of the other Financing Documents to which it is or will be a party and to engage in the transactions herein contemplated and certifying that the attached copies are true and complete and in full force and effect as of the Restructuring Disbursement Date; and

                                            (C) certifying the names, titles,
                           initials and specimen signatures of the persons who are authorized to execute and deliver for the Holding Company this Agreement and each of the other Financing Documents to which it is or will be a party, and all other notices or instruments contemplated hereunder or under any Financing Document (which certificate may be updated from time to time).

                           (b) OPIC shall have received all other documents and
proceedings of the Fund, the Holding Company and the Managing Member authorizing the transactions hereby contemplated and designating the persons authorized to execute and deliver the Financing Documents.

                  SECTION 4.2. FUNDING DOCUMENTS. Suitable arrangements shall have been made by the Financing Parties for funding the Loan (all agreements and documents, together with any amendments thereto, required in connection with such funding arrangements, including the Succession Agreement, are collectively referred to herein as the "FUNDING DOCUMENTS"), which arrangements, including all Funding Documents, shall be reasonably satisfactory to OPIC in form and substance, including satisfaction by the Fund, the Managing Member and the Holding Company of all conditions precedent to the obligations of any other party to the Funding Documents and performance by each of the Fund, the Managing Member and the Holding Company of all of its respective obligations under any Financing Document to be performed by it prior to the making of the Disbursement to be made on the Restructuring Disbursement Date.

                  SECTION 4.3. FINANCING DOCUMENTS. OPIC (or its designee) shall have received copies of each of the following documents (along with English translations for each document not executed in English), each of which shall be satisfactory to OPIC in form and substance, and each of which shall have been duly certified by an Authorized Officer of the Fund as being true and complete and in full force and effect in accordance with its terms without default and as having been duly executed by the parties thereto:

                           (a)      RESERVED.

                           (b)      LOAN DOCUMENTS. A fully and duly executed
original of each of the following agreements and documents (the "LOAN
DOCUMENTS"):

                                    (i)     this Agreement;

                                    (ii)    the Replacement Note; and

                                    (iii) any Notes to be issued in connection
                  with the Disbursement in exchange or substitution for the Replacement Note.

                           (c)      FUNDING  DOCUMENTS. A fully and duly
executed original (or, at OPIC's sole discretion, a true and complete copy) of each of the Funding Documents.

                           (d)      SECURITY  DOCUMENTS. A fully and duly
executed original (or, at OPIC's sole discretion, a true and complete copy) of each of the Security Documents required as of the Restructuring Disbursement Date, including the following agreements and documents (which shall be in full force and effect without default), whereby the payment of all amounts due or to become due hereunder and under the Notes (including but not limited to principal, interest and fees) is secured by Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of Section 3.5 on all assets of the relevant pledgor thereunder covered thereby:

                                    (i) (A) each of the Organizer Interest and
                  Master Pledge Agreements; (B) the Retention Agreement; (C) the Assignment Agreement; (D) the

                  Indemnity Agreement; (E) the Holding Company Guaranty; (F) the Subordination Agreement; and (G) such other Security Documents as OPIC shall have required;

                                    (ii) evidence, in form and substance
                  satisfactory to OPIC in its sole discretion, that each of such Security Documents referred to above and any other documents or instruments as may be required by applicable jurisdictions has been duly filed, and either registered and recorded in every jurisdiction (and with each Governmental Authority) in which or with which such filing, registration or recording is necessary or advisable to make valid and effective all of the terms and conditions of such Security Documents, including the Liens or security interests intended to be created thereby, and the rights of OPIC thereunder;

                                    (iii) all such other agreements, documents
                  or actions that are necessary or, in the opinion of special legal counsel to OPIC in the United States, advisable to secure the payment of all amounts due or to become due hereunder or under the Notes with Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of Section 3.5 on all of the assets of the Financing Credit Parties, including all Holding Company Securities, Portfolio Holding Company Securities, Portfolio Securities and Interim Securities, the Member Interests held by either of the Organizers, the Managing Member and TPG and, to the extent permitted by law (including the laws of the relevant Host Country) all of the right, title and interest of each Financing Credit Party in and to their interest in the Project Documents;

                                    (iv) certificates, if any, issued by (A) the
                  Fund evidencing each of the Member Interests held the Managing Member, TPG and the Special Member, (B) the Holding Company, evidencing the Fund's interests in the Holding Company Securities, and (C) the Managing Member evidencing the Organizers' interests in the Managing Member, in each case accompanied by duly executed instruments of transfer or assignment in blank or endorsed to OPIC or its Collateral Agent in pledge, as OPIC shall specify; and

                                    (v) documentation, other than the Pledge
                  Agreements and/or the Retention Agreement, creating and perfecting in favor of OPIC a valid and enforceable first-ranking Lien (except as permitted by Section 7.1) on the Retention Account, the Cash Retention Fund Sub-Account, the Proceeds Fund Sub-Account, the Dedicated Debt Service Reserve Sub-Account, the Non-Operating Reserve Sub-Account and the Operating Reserve Sub-Account.

                           (e)      EQUITY DOCUMENTS. A duly and fully executed
copy of each of the Equity Documents.

                  SECTION 4.4. RESERVED.

                  SECTION 4.5. INSURANCE. OPIC shall have received a certificate from an Authorized Officer of the Fund that the insurance required by Section
6.5 is in full force and effect without default, together with a copy of each such insurance policy.

                  SECTION 4.6. RESERVED.

                  SECTION 4.7. RESERVED.

                  SECTION 4.8. MEMBER CONTRIBUTIONS.

                           (a) OPIC shall have received copies of fully executed
Subscription Agreements of all Persons who, directly or indirectly, agree to acquire an interest in the Fund and to make capital contributions in connection therewith in an aggregate amount of not less than the Equity Commitments, and the Fund shall have received OPIC's prior written consent (which shall not be unreasonably withheld) to the direct or indirect acquisition by such Persons of interests in the Fund and the admission of such Persons as Members.

                           (b) On or before the Restructuring Disbursement Date,
OPIC shall have received a certificate from an Authorized Officer of the Fund stating that the Members have, in accordance with the Fund Operating Agreement and after the date of this Agreement, made fully-paid cash contributions of their Equity Commitments to the Fund of not less than 50% of the proposed amount of the Disbursement to be made on such Date.

                  SECTION 4.9. OFFERING MATERIALS. OPIC shall have received a true and complete copy of the Offering Materials then in effect which, other than as set forth therein, shall not have been rescinded, amended, modified or superseded in any respect.

                  SECTION 4.10. APPOINTMENT OF INDEPENDENT ACCOUNTANTS. OPIC shall have received evidence that the independent accountants referred to in
Section 6.6 have been duly appointed and hold such appointment without reservation.

                  SECTION 4.11. LEGAL OPINIONS. OPIC shall have received a letter of opinion dated the Restructuring Disbursement Date, substantially in the form of EXHIBIT G, from legal counsel to the Financing Parties, modified if and to the extent that any Portfolio Company or Portfolio Holding Company has been or is proposed to be formed at the time of such Disbursement.

                  SECTION 4.12. APPOINTMENT OF AGENT. OPIC shall have received evidence that the agents for service of process, acceptable to OPIC, referred to in Section 8.3, the Notes and the Pledge Agreements, for each of the Financing Parties, have been duly appointed and hold such appointment without reservation until at least six (6) months after the Maturity Date, together with evidence of the prepayment in full of the fees of such agents.

                  SECTION 4.13. CERTAIN OTHER DOCUMENTS. OPIC shall have received a fully and duly executed original copy of such other certificates, letters of opinion, agreements and documents, in form and substance reasonably satisfactory to OPIC, as it may reasonably request.


                                    ARTICLE V
                    CONDITIONS PRECEDENT TO EACH DISBURSEMENT

                  Unless OPIC otherwise agrees in writing, OPIC's obligation to make each Disbursement, including the first Disbursement to be made after the date of this Agreement, is subject to the prior fulfillment, to OPIC's satisfaction in its sole discretion, of the following conditions precedent and to their continued fulfillment on the date of each such Disbursement:

                  SECTION 5.1. REPRESENTATIONS AND DEFAULTS. The representations and warranties set forth in Article III shall be true and correct in all material respects on the date of such Disbursement as if made on such date and, on such date, no Event of Default and no event or condition that with passage of time or the giving of notice or both would constitute an Event of Default shall have occurred and be continuing.

                  SECTION 5.2. CHANGE IN CIRCUMSTANCES. No circumstance shall exist, and no change of law or regulation of any Governmental Authority shall have occurred, that would reasonably be expected to have a Fundamental Material Adverse Effect.

                  SECTION 5.3. DISBURSEMENT REQUEST. The Fund shall have furnished OPIC with a Disbursement Request for the Disbursement, substantially in the form of EXHIBIT B, signed by an Authorized Officer of the Fund, and accompanied by a copy of the related Funding Notice. The Disbursement Request shall state (i) the amount of the requested Disbursement; (ii) a proposed Disbursement Date (which shall be at least ten (10) Business Days after the date of such request); (iii) that each of the conditions set forth in Sections 5.1 and 5.2 is satisfied as of the date of such Disbursement Request; (iv) the planned use of the proceeds of the Disbursement; (v) that the Funding Notice provided in connection with the Disbursement Request is permitted to be issued in accordance with the Fund Operating Agreement; (vi) if all or part of the Disbursement will be used in connection with a Project, that such Project complies with the Investment Guidelines and that the proposed lessees or purchaser of such Project (if any), as determined by the Managing Member, satisfy the Lessee and Purchaser Credit Guidelines except as permitted by
Section 7.12; (vii) setting forth the allocation among Portfolio Securities, Interim Securities, Portfolio Holding Company Securities and expenses incurred by the Fund to which prior Disbursements and Equity Commitments have, as of such date, been applied; and (viii) such other information and documentation as OPIC may have reasonably requested relating to the requested Disbursement.

                  SECTION 5.4. PAYMENT OR REIMBURSEMENT OF FEES. The Fund shall have paid all fees and other amounts due to OPIC with respect to the Loan, and all other amounts payable or reimbursable by the Fund in connection therewith including but not limited to (a) any Taxes payable, reimbursable or required to be withheld pursuant to Section 2.7 and (b) any amounts payable pursuant to Section 2.9, including but not limited to the fees and expenses of OPIC legal counsel and the costs of registration and recordation of any Financing Document.

                  SECTION 5.5. CERTIFICATION. The Fund shall have furnished OPIC with a certificate (the "DISBURSEMENT CERTIFICATE"), substantially in the form of EXHIBIT D and in substance satisfactory to OPIC, signed by an Authorized Officer of the Fund and dated the applicable Disbursement Date, certifying: (a) the satisfaction of each of the conditions set forth in Sections 5.1 and 5.2 effective as of the Disbursement Date; (b) that the proceeds of the Disbursement are needed for and will be used for no purpose other than funding investments by the Fund, the Holding Company and the Portfolio Holding Companies in Portfolio Securities, to pay Permitted Expenses then due and payable, for Permitted Uses, for Non-Operating Reserves or for Operating Reserves; (c) that the Members, at least one (1) Business Day prior to the Disbursement Date, have funded, into the Proceeds Fund Sub-Account, their Equity Commitments in the aggregate amount set forth in the related Funding Notice, of not less than 50% of the amount of the proposed Disbursement; (d) identifying all Portfolio Securities to be acquired with the proceeds of the requested Disbursement and setting forth the date of the applicable Consent Notice; and (e) that the documents referred to in Sections 4.1 and 4.2 remain in full force and effect without modification and, to the extent a Portfolio Holding Company and/or a Portfolio Company has been formed since the preceding Disbursement, attaching a true and complete copy of all relevant documentation of the type described in Section 4.1, including all Charter Documents, as to each such Portfolio Holding Company and Portfolio Company.

                  SECTION 5.6. OPIC CLEARANCE. The Fund shall have obtained OPIC's prior written confirmation that all Portfolio Securities to be acquired with proceeds from such Disbursement comply with the OPIC Requirements.


                  SECTION 5.7. MEMBERS. OPIC shall have received copies of duly and fully executed Third Party Subscription Agreements, reasonably satisfactory to OPIC in form and substance, of all Persons who have agreed to acquire an interest in the Fund, including any Persons proposed to acquire Member Interests since the date of this Agreement or the preceding Disbursement Date, as the case may be, and the Fund shall have received OPIC's prior written consent (which shall not be unreasonably withheld) to the direct or indirect acquisition by such Persons of Member Interests or interests in the Fund and the admission of all such Persons as Members.

                  SECTION 5.8. SECURITY ARRANGEMENTS. OPIC shall have received a fully and duly executed original (or, at OPIC's sole discretion, a true and complete copy) of each of the following agreements and documents (each of which shall be in full force and effect without default), whereby the payment of all amounts due or to become due hereunder and under the Notes (including but not limited to principal, interest and fees) is secured by Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of
Section 3.5 on all assets of the relevant pledgor thereunder covered thereby:

                           (a) RELATING TO PRIOR DISBURSEMENT(S) AND
REINVESTMENT.

                                    (i) evidence, in form and substance
                  satisfactory to OPIC, in its sole discretion, that each Security Document related to the use of proceeds of any prior Disbursement (including funds withdrawn from Non-Operating Reserves) and the reinvestment in Portfolio Securities of any amount of Portfolio Holding Company Cash Flow, Portfolio Company Cash Flow, Holding Company Cash Flow or Cash Flow and any other documents or instruments as may be required by applicable jurisdictions has been duly filed, registered and recorded in every jurisdiction (and with each Governmental Authority) in which or with which such filing, registration or recording is necessary or advisable to make valid and effective all of the terms and conditions of such Security Documents, including the Liens intended to be created thereby, and the rights of OPIC thereunder;

                                    (ii) to the extent not previously obtained
                  and delivered to OPIC, (A) consents to the Pledge Agreements excepted in Section 5.8(b)(ii) by the issuers of the Portfolio Holding Company Securities and/or Portfolio Securities related thereto, and from the issuers of the Portfolio Securities and/or Portfolio Company Holding Company Securities acquired with Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow, Cash Flow or funds withdrawn from Non-Operating Reserves, (B) in each case, to the extent certificated, original certificates evidencing all of the issued and outstanding Portfolio Holding Company Securities and/or Portfolio Securities acquired with the proceeds of each prior Disbursement, with Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, or Cash Flow, or with funds withdrawn from Non-Operating Reserves, which certificates shall be in form suitable for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and (C) all Consents and Approvals from appropriate Governmental Authorities required as a condition to transfer of such Portfolio Holding Company Securities and/or Portfolio Securities, all in form and substance satisfactory to OPIC in its sole discretion;

                                    (iii) to the extent not previously obtained
                  and delivered to OPIC, all such other agreements, documents or actions relating to the use of proceeds from any prior Disbursement, or from the reinvestment of Portfolio Holding Company Cash Flow, Portfolio Company Cash Flow, Holding Company Cash Flow, Cash Flow or with funds withdrawn from Non-Operating Reserves that are necessary or, in the opinion of special legal counsel to OPIC in the United States and/or the applicable Host Country, advisable to secure the payment of all amounts due or to become due hereunder or under the Notes with Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of Section
                  3.5 on all assets of the relevant pledgor thereunder covered thereby; and

                                    (iv) evidence, in form and substance
                  satisfactory to OPIC, that all conditions precedent under each Security Document executed as of each prior Disbursement Date have been satisfied.

                           (b) PENDING DISBURSEMENT.

                                    (i) (A) Pledge Agreements relating to
                  Interim Securities, Permitted Portfolio Company Investments, Portfolio Securities and Portfolio Holding Company Securities to be acquired with the proceeds of the pending Disbursement;
                  (B) Portfolio Company Assignment Agreement(s) related to the use of such proceeds; and (C) such other Security Documents (including each Portfolio Holding Company Guaranty) as OPIC shall have required in connection with the use of such proceeds;

                                    (ii) to the extent not previously delivered
                  to OPIC, evidence, in form and substance satisfactory to OPIC, in its sole discretion, that each of the Security Documents and any other documents or instruments as may be required by applicable jurisdictions has been duly filed, and either registered and recorded (or that proceedings therefore have been initiated and are being pursued in good faith) in every jurisdiction (and with each Governmental Authority) in which or with which such filing, registration or recording is necessary or advisable to make legal, valid and effective all of the terms and conditions of the Security Documents on the assets, with the enforceability and with the priority (including perfection, where applicable), in such case as described in Section 3.5 (other than Pledge Agreements and related documents excepted in the PROVISO of this Section 5.8(b)(ii)), including the Liens (except as permitted by
                  Section 7.1) or security interests intended to be created thereby, and the rights of OPIC thereunder (PROVIDED, HOWEVER, that Pledge Agreements and related documents in regard to Portfolio Holding Company Securities or Portfolio Securities to be acquired with the proceeds of the pending Disbursement need not have been filed, recorded or registered at such time);

                                    (iii) to the extent reasonably available and
                  not previously delivered to OPIC,

                                            (A) consents to the Pledge
                                            Agreements excepted in clause (ii)
                                            above by the issuers of the
                                            Portfolio Holding Company Securities
                                            or Portfolio Securities related
                                            thereto, and in each case to the
                                            extent certificated, original
                                            certificates evidencing all of such
                                            issued and outstanding Portfolio
                                            Holding Company Securities or
                                            Portfolio Securities, which
                                            certificates shall be in form
                                            suitable for transfer by delivery,
                                            or shall be accompanied by duly
                                            executed instruments of transfer or
                                            assignment in blank,

                                            (B) all Consents and Approvals from
                                            appropriate Governmental Authorities
                                            required as a condition to transfer
                                            of such Portfolio Holding Company
                                            Securities or Portfolio

                                            Securities, in form and substance
                                            satisfactory to OPIC in its sole
                                            discretion, and

                                            (C) evidence, in form and substance
                                            satisfactory to OPIC in its sole
                                            discretion, that each of the Pledge
                                            Agreements excepted in clause (ii)
                                            above in connection with a prior
                                            Disbursement (and any other
                                            documents or instruments related
                                            thereto as may be required by
                                            applicable jurisdictions) has been
                                            duly filed, and either registered
                                            and recorded (or that proceedings
                                            therefore have been initiated and
                                            are being pursued in good faith) in
                                            every jurisdiction (and with each
                                            Governmental Authority) in which or
                                            with which such filing, registration
                                            or recording is necessary or
                                            advisable to make legal, valid and
                                            effective all of the terms and
                                            conditions of the Pledge Agreements
                                            (including Liens on the assets; and

                                    (iv) all such other agreements, documents or
                  actions that are necessary or, in the opinion of special legal counsel to OPIC in the United States, the applicable Host County and/or such other jurisdiction, advisable to secure the payment of all amounts due or to become due hereunder or under the Notes with Liens in favor of a Collateral Agent for the benefit of OPIC meeting the applicable requirements of Section
                  3.5 on all assets described in the Security Documents specified in Section 5.8(b)(i).

                  SECTION 5.9. CONSENTS AND APPROVALS. If any proceeds of the subject Disbursement are to be applied for use in a Host Country, OPIC shall have received copies (along with English translations for each document not executed in English) certified by an Authorized Officer of the Fund as true and complete and in full force and effect of each Consent and Approval relating to the Loan, each of which is listed on SCHEDULE 5.9, as SCHEDULE 5.9 may be amended from time to time in accordance herewith, each of which is necessary or, in the opinion of special legal counsel to OPIC in the United States and/or the applicable Host Country, advisable to have been obtained at that time from the appropriate Governmental Authorities or in compliance with Section 3.9 for:

                           (a) the applicable Financing Credit Party to acquire
and hold the Portfolio Securities and Portfolio Holding Company Securities, if any, to be acquired with the proceeds of the Disbursement, funds withdrawn from Non-Operating Reserves, and/or any Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow or Cash Flow reinvested in Portfolio Holding Company Securities or Portfolio Securities since the date of the preceding Disbursement, and to pledge the same to OPIC in accordance with this Agreement;

                           (b) upon the request of OPIC, the applicable
Financing Credit Party to acquire, develop, construct, own, lease, sell and/or operate the subject Project and/or the Project related to use of funds withdrawn from Non-Operating Reserves or of amounts of Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow or

Cash Flow reinvested in Portfolio Holding Company Securities or Portfolio Securities since the date of the preceding Disbursement;

                           (c) approval (if required) of the Project by the
Governmental Authorities of the applicable Host Country or Countries for purposes of the OPIC Guaranty under the applicable treaty;

                           (d) registration with the applicable Governmental
Authorities (including the central bank(s)) of the applicable Host Country or Countries of the Loan and/or the Indebtedness of the Portfolio Company to the Fund, the Holding Company or to the relevant Portfolio Holding Company, if any;

                           (e) repatriation to the United States in Dollars of
(i) Portfolio Company Cash Flow and Portfolio Holding Company Cash Flow sufficient to pay on a timely basis amounts due or to become due from the Portfolio Company to the Fund, the Holding Company and/or to the relevant Portfolio Holding Company, (ii) Operating and/or Non-Operating Reserves maintained in Permitted Portfolio Company Investments, and (iii) proceeds from the sale or other financing of Portfolio Securities and/or Portfolio Holding Company Securities; and

                           (f) the legality and enforceability of the relevant
Financing Documents in the Host Country to the extent required by Section 5.8.

                  SECTION 5.10. LEGAL OPINIONS. OPIC shall have received letters of opinion dated the applicable Disbursement Date, each of which shall be in form and substance satisfactory to OPIC, from (a) OPIC's special legal counsel in the applicable Host Country or, at OPIC's election, special legal counsel to the Financing Parties in the Host Country and (b) legal counsel to the Financing Parties, updating and supplementing the letter of opinion delivered in connection with the first Disbursement after the date of this Agreement; PROVIDED, HOWEVER, that, to the extent any opinion would merely repeat an opinion contained in a letter of opinion accepted by OPIC in connection with any prior Disbursement (including the first Disbursement after the date of this Agreement), the Financing Parties shall be required to deliver such an opinion to OPIC as a condition precedent to the subject Disbursement only if OPIC so reasonably requests.

                  SECTION 5.11. FUNDING ARRANGEMENTS. Suitable arrangements shall have been made by the Financing Parties in accordance with the Funding Documents and this Agreement for funding the Disbursement, which arrangements shall be satisfactory to OPIC in form and substance, including issuance by the Fund to OPIC of one or more Notes and satisfaction by the Fund of all conditions precedent to the obligations of any other party to the Funding Documents and performance by the Fund of all obligations on its part to be performed under any Financing Document prior to the making of such Disbursement.

                  SECTION 5.12. FINANCIAL INFORMATION; PROJECT DOCUMENTS; OTHER DOCUMENTS. At least (x) ten (10) Business Days in advance of the date proposed for such Disbursement, and (y) five (5) Business Days prior to any associated request to the Members for funding the Equity

Commitments, OPIC shall have received the following, including copies (along with English translations for each document not executed in English), certified by an Authorized Officer of the Fund as true and complete and in full force and effect, of:

                           (a) FINANCIAL AND OTHER INFORMATION. (i) All
documents required to be delivered pursuant to Article IV (in the case of the first Disbursement made after the date of this Agreement) or this Article V,
(ii) all Equity Documents not previously delivered, and (ii) all Financial Statements, reports and other information that the Fund, pursuant to Section 6.7, would otherwise be required to furnish to OPIC on or before the proposed Disbursement Date;

                           (b) PROJECT DOCUMENTS RELATING TO PRIOR
DISBURSEMENT(S) AND REINVESTMENT. To the extent reasonably available and not previously delivered to OPIC, all Project Documents relating to each Project funded with the proceeds of any prior Disbursement or from reinvestment of Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow, Cash Flow or funds withdrawn from Non-Operating Reserves;

                           (c) PROJECT DOCUMENTS; PENDING DISBURSEMENT.

                           (i) To the extent reasonably available, all Project

                  Documents relating to each Project to be funded in whole or part with the proceeds of the proposed Disbursement, and

                           (ii) The Project Budget relating to each Project as
                  to which any proceeds from the proposed Disbursement may be applied;

                           (d) PARTIES TO PROJECT DOCUMENTS. A list of all
Participants included as a party in each Project Document referred to in subsection (c), a summary of each such Participant's proposed activities in connection therewith, and if requested by OPIC, such background information regarding each such Participant as the Financing Parties have developed or otherwise obtained; and

                           (e) OPIC REQUESTED INFORMATION. Such other
certificates (including such updated incumbency certificates of Authorized Officers of the Financing Credit Parties), opinions, agreements and documents, each satisfactory to OPIC in form and substance, as it may reasonably request.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

                  Unless OPIC otherwise agrees in writing, and except as expressly set forth in Section 9.13, so long as the Loan Commitment remains outstanding and until all amounts due and to become due hereunder and under the Notes have been paid in full, the Fund, the Holding Company and the Managing Member each covenant and agree to, and to cause the Fund Manager (if any) and each other Financing Party to, comply with the following covenants and agreements:

                  SECTION 6.1. IMPLEMENTATION.

                           (a) On or prior to the date hereof:

                                    (i) the Financing Parties shall cause the
                  Organizers to deliver to OPIC fully executed copies of Subscription Agreements pursuant to which the Organizers and TPG commit to acquire beneficial ownership interests in the Fund, and to make capital contributions in connection therewith in an aggregate amount of not less than the Organizer Commitment; and

                                    (ii) the Fund shall issue and deliver to
                  OPIC the Replacement Note in exchange for the delivery by OPIC of the Original Note which shall be marked canceled.

                           (b) The Financing Parties shall ensure that (i)
interests in the Managing Member are offered only to the Organizers, and (ii) interests in the Fund are acquired only by the Persons who have executed Subscription Agreements, copies of which shall have been furnished to OPIC in accordance with this Agreement, and (iii) all of such interests are acquired only by Persons that are reasonably acceptable to OPIC. Each of the Financing Parties represents that each Person who acquires an interest in the Managing Member or the Fund is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended, and acquired such interest in an offering exempt from registration thereunder.

                  SECTION 6.2. OPERATIONS.

                           (a) The Financing Parties shall ensure that the Loan
proceeds and the capital contributions arising from the Equity Commitments, as well as all Cash Flow, are applied exclusively for Permitted Uses in accordance with this Agreement.

                           (b) Each of the Financing Parties shall duly and
punctually perform its respective obligations under this Agreement and each of the other Financing Documents to which it is a party, and each shall conduct its respective operations on the basis of customary commercial practice and arm's-length arrangements, with due diligence and efficiency and under the supervision of qualified and experienced management.

                           (c) The Fund shall invest and reinvest only in
Projects that have Qualified Use Commitments, except for Projects that are included in the 15% Pocket and as to which the Funded Investment in all such Projects included in the 15% Pocket does not at any one time exceed 15% of Available Capital.

                           (d) The Fund shall cause each Portfolio Holding
Company and Portfolio Company to conduct its operations on the basis of customary commercial practice and arm's-length arrangements, with due diligence and efficiency and under the supervision of qualified and experienced management. The Fund shall cause each Project to be held in a separate Portfolio

Company except where OPIC has consented, in its sole discretion, to multiple Projects being held in a single Portfolio Company. The Fund may, subject to the terms and conditions of this Agreement, structure its investment in Portfolio Companies by establishing Portfolio Holding Companies organized in a jurisdiction within or outside the Loan Regions.

                           (e) Each Portfolio Security acquired directly or
indirectly by the Fund shall represent an interest in an operating business (which for purposes of this clause shall include a business engaged in the acquisition, development, leasing, sale, operation and management of real estate and interests therein), (i) substantially all of the revenues of which are derived from assets located, and operations conducted, in one or more Eligible Countries and (ii) that does not involve, as a primary activity, the purchase and sale of Securities. Substantially all of the proceeds of the acquisition of Portfolio Securities by a Financing Credit Party shall be applied to fund operations in an Eligible Country or Countries.

                  SECTION 6.3. MAINTENANCE OF RIGHTS AND COMPLIANCE WITH LAWS.

                           (a) Each of the Financing Credit Parties shall: (i)
maintain its status as a duly formed and/or organized limited partnership, limited liability company, corporation, or other legal entity, as applicable, under the laws of a jurisdiction permitted in accordance with this Agreement or otherwise approved by OPIC and its right to carry on its operations; (ii) whenever in its power to do so, acquire, maintain, exercise and renew all rights, contracts, powers, privileges, leases, and franchises necessary for the conduct of its business and the performance of its obligations hereunder and under the other Financing Documents; (iii) conduct its business, and use reasonable efforts to cause each Portfolio Company it does not control to conduct its business, in compliance in all material respects with all applicable laws, regulations and directives of Governmental Authorities having force of law, including applicable environmental standards; and (iv) duly pay or provide for payment before they become overdue all Taxes, assessments and other government charges levied or imposed in any jurisdiction upon its property, earnings or business, or the property, earnings or business of any Portfolio Holding Company or Portfolio Company, that if not paid would reasonably be expected to have a Fundamental Material Adverse Effect, except amounts being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established.

                           (b) Each Financing Credit Party shall cause all
transactions, negotiations and agreements between a Financing Credit Party, the Managing Member or the Fund Manager (if any), on the one hand, and any foreign or domestic Person, on the other hand, to be made in compliance with applicable Corrupt Practices Laws. Each Financing Credit Party shall use reasonable efforts to cause all transactions, negotiations and agreements between each Portfolio Company it does not control, on the one hand, and any foreign or domestic Person, on the other hand, to be made in compliance with applicable Corrupt Practices Laws.

                  SECTION 6.4. CONSENTS AND APPROVALS.

                           (a) The Fund and the Holding Company each shall
obtain and at all times maintain, and shall cause each Portfolio Holding Company and each Controlled Portfolio Company to obtain and maintain in full force and effect, all material Consents and Approvals (including, but not limited to, those listed in SCHEDULE 5.9, as it may be amended from time to time in accordance herewith,) necessary for the performance by each of the Financing Credit Parties of this Agreement, the Notes, and each of the other Financing Documents to which it is or will be a party.

                           (b) Subject to the terms and conditions of this
Agreement, the Fund shall cause the proceeds of each Disbursement invested in or otherwise made available to a Portfolio Company (including all amounts withdrawn from Non-Operating Reserves), and shall cause the amounts of Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow and Cash Flow reinvested or otherwise made available to a Portfolio Company, to be duly registered or recorded with the appropriate Governmental Authority of the Host Country, where required, and shall commence and use its commercially reasonable best efforts to obtain within thirty (30) days after reinvesting or otherwise making such amounts available to a Portfolio Holding Company or a Portfolio Company, all foreign exchange Consents and Approvals required for the payment in Dollars of all Portfolio Holding Company Cash Flow and Portfolio Company Cash Flow that may be derived from such Portfolio Holding Company or Portfolio Company and that may be due hereunder and under the Notes. The Fund shall furnish OPIC with a copy of each such Consent and Approval.

                           (c) The Fund shall deliver to OPIC copies (along with
English translations for each document not prepared in English) certified by an Authorized Officer of the Fund as true and complete copies and in full force and effect of each material additional Consent and Approval obtained from any Governmental Authority or other Person in connection with the operation of each Project (i) which is of a nature expressly required to be delivered in accordance with the provisions of this Agreement or (ii) promptly following OPIC's request therefore in the case of any Consent and Approval not otherwise expressly required to be delivered pursuant to this Agreement.

                  SECTION 6.5. MAINTENANCE OF INSURANCE.

                           (a) The Fund shall maintain or cause to be maintained
in effect such public liability and other insurance on its property and business as is in accordance with sound commercial practice for the business in which the Fund is engaged and from such insurers as shall be selected by the Managing Member and approved by OPIC (such approval not to be unreasonably withheld). Such insurance shall be in such amount as the Fund would, in the prudent management of its operations, maintain or as would customarily be maintained by others similarly situated in respect of activities similar to the Fund's business. The Fund shall also carry worker's compensation insurance, disability benefits insurance, and such other forms of insurance which the Fund is required by applicable law to provide, covering loss resulting from injury, sickness, disability, or death of the employees of the Fund, if any, except, subject to OPIC's approval, to the extent the Fund can become a qualified self-insurer under applicable law.

                           (b) The Fund shall only invest (or reinvest) in
Projects to acquire or develop real properties if property and casualty insurance therefor can be obtained on commercially reasonable terms that, in the good faith opinion of the Managing Member, adequately protects the properties from standard fire and other casualty risks; the Fund may cause each Controlled Portfolio Company to require, in any lease in respect of a Project, that such insurance may be provided by the lessee (with the Controlled Portfolio Company named as an additional insured as its interest may appear), PROVIDED, HOWEVER, that a lessee may self-insure if its shareholders' equity exceeds $100,000,000 or, if the lessee is a governmental entity, the Managing Member certifies that its inquiry has determined that such governmental entity has financial resources adequate to provide such self-insurance. All property and casualty insurance proceeds received by the Fund, the Holding Company, a Portfolio Holding Company and/or a Controlled Portfolio Company shall be maintained in a Charged Account of the relevant Financing Credit Parties in accordance with the Security Documents, and such proceeds that are not applied and/or committed to be applied within one hundred eighty (180) days after such receipt to the repair or replacement of the subject Project shall promptly be remitted to the Cash Retention Fund Sub-Account in accordance with this Agreement and the Retention Agreement.

                           (c) On or before the Restructuring Disbursement Date
and thereafter concurrently with the Fund's submission of its audited Financial Statements to OPIC in accordance with Section 6.7 until all obligations of the Fund hereunder and under the Financing Documents shall have been paid in full, the Fund shall furnish to OPIC a certificate signed by a duly authorized representative of each insurer, showing the insurance then maintained by the Fund and each Controlled Portfolio Company pursuant to this Section 6.5 and a certificate signed by an Authorized Officer of the Fund stating that such insurance complies with the terms hereof. The Fund shall cause the insurers with whom it maintains such insurance to agree to advise the Fund and OPIC in writing promptly of any default in the payment of any premiums or any other act or omission on the part of the Fund or the subject Controlled Portfolio Company of which they have knowledge and which might invalidate or render unenforceable, in whole or in part, any such insurance and not to cancel such insurance without first giving OPIC (i) ten (10) days prior notice of such cancellation, in the event of cancellation due to non-payment of any premiums, or (ii) thirty (30) days prior notice of such cancellation, in the event of cancellation due to any other reason.

                           (d) In the event the Fund or any Controlled Portfolio
Company fails to take out or maintain the full insurance coverage required by this Agreement, OPIC, upon thirty (30) days' written notice (unless the aforementioned insurance would lapse within such period or such other event as would lessen the security for the Loan would occur, in which event notice shall be given as soon as reasonably possible) to the Fund of any such failure on its part, may (but shall not be obligated to) obtain the required insurance and pay the premiums thereon and any other charges due in connection therewith. All amounts so paid by OPIC shall become an additional obligation of the Fund to OPIC, and the Fund shall forthwith pay such amounts to OPIC, together with interest thereon at the default rate specified in Section 2.3(c) from the date so paid.

                  SECTION 6.6. ACCOUNTING AND FINANCIAL MANAGEMENT.

                           (a) Each of the Fund, the Holding Company, the
Portfolio Holding Companies and the Controlled Portfolio Companies shall (i) maintain adequate management information and cost control systems with respect to its operations, (ii) maintain a system of accounting consistent with its operations and systems of accounting customarily maintained by others similarly situated, (iii) prepare its Financial Statements in accordance with U.S. GAAP,
(iv) engage independent internationally-recognized accountants reasonably satisfactory to OPIC, (v) notify OPIC of any proposed change in such accountants and the reason therefor, and (vi) upon OPIC's reasonable request to the Fund, instruct such accountants to communicate directly with OPIC regarding its accounts and operations. Without limiting the foregoing, the Fund, the Holding Company, the Portfolio Holding Companies and the Controlled Portfolio Companies shall maintain the systems described in clauses (i) and (ii), and related management and accounting policies, in a manner adequate to ensure compliance with applicable Corrupt Practices Laws.

                           (b) Each of the Fund, the Holding Company, the
Portfolio Holding Companies and the Controlled Portfolio Companies shall make arrangements reasonably satisfactory to OPIC for overseeing their financial operations, including cash management, accounting and financial reporting, and for overseeing its relationship with its lenders and independent accountants; such arrangements may include, but shall not be limited to, employing a chief financial officer. The Managing Member shall manage the Fund, including all of the Fund's business and assets, unless and until the Fund shall have engaged a Fund Manager subject to the terms and conditions of this Agreement and the Fund Operating Agreement. In the event such Fund Manager shall cease to act in such capacity, the Managing Member shall resume its obligations to manage the Fund unless and until a successor to such Fund Manager is engaged by the Managing Member.

                  SECTION 6.7. FINANCIAL STATEMENTS AND OTHER INFORMATION.

                  At its sole cost the Fund shall furnish to OPIC each of the following documents:

                           (a) Within 60 days after the end of each fiscal
quarter of each Fiscal Year, (i) a copy of its unaudited Financial Statements, certified by the chief financial officer of the Fund as being complete and correct, together with such officer's certificate that his or her review has not disclosed the existence of an Event of Default, or an event or condition that with the passage of time or the giving of notice, or both, would constitute an Event of Default, or, if any such event or condition then exists, specifying the nature and period of existence thereof and what action the Fund has taken or proposes to take with respect thereto; (ii) a narrative description of material events affecting the Fund and its investments during such quarter; and (iii) an Investment Report, certified by the chief financial officer of the Fund as being complete and correct;

                           (b) Within 120 days after the end of each Fiscal
Year, (i) a copy of its audited Financial Statements, together with a certificate by the independent accountants reporting thereon describing briefly the scope of their examination (which shall include a review of the relevant terms of this Agreement) and certifying whether their examination has disclosed the existence of an Event of Default, or an event or condition that, with the passage of time or the giving of notice, or both, would constitute an Event of Default, and if so, specifying the nature and period of existence thereof and
(ii) a brief description of each Project and Portfolio Company in which the Fund has invested, which description may be made publicly available by OPIC;

                           (c) Within 60 days after the end of each Fiscal Year,
a report certified by an Authorized Officer of the Fund setting forth in reasonable detail all transactions between the Fund, the Holding Company, the Managing Member, each Portfolio Holding Company and/or each Portfolio Company, on one hand, and either Organizer and/or any of their respective Affiliates, on the other hand; and

                           (d) Copies of all reports submitted to the Advisory
Board and to the Independent Advisory Board Committee and of all other annual or interim audit reports submitted to the Fund by its independent accountants and such other information and data with respect to its operations (including supporting information as to compliance with this Agreement) as OPIC may reasonably request from time to time, including such information and documents as may be required under Section 6.8(a).

                           (e) Each Fund Budget, Project Budget and Modification
of any thereof in accordance with the requirements of Section 3.2(a) of the Retention Agreement and of this Agreement.

                  SECTION 6.8. ACCESS TO RECORDS; INSPECTION; MEETINGS.

                           (a) Each of the Financing Credit Parties shall, upon
request of OPIC and reasonable notice, give, or cause to be given, to any representatives of OPIC, access during normal business hours to, and permit them to examine, copy and make extracts from, any and all records and documents in its possession or subject to its control relating to its operations or the financial affairs of any of Financing Party and to inspect any of its facilities. Each of the Financing Credit Parties shall use reasonable efforts to provide OPIC and its representatives with such access and such ability to make extracts, copies and inspections of facilities of any Portfolio Company not controlled by the Financing Credit Parties. Subject to applicable law, OPIC shall treat the information contained in such records and documents and received in such meetings, or otherwise received from the Financing Credit Parties, as proprietary confidential information not to be disclosed to other Persons except as required by applicable law.

                           (b) The Fund shall give OPIC not less than 15 days'
notice of, and, as set forth in Section 6.8(e), shall permit a representative of OPIC to attend, each meeting of the Members and of the Advisory Board. The Fund shall conduct a meeting of the Advisory Board at least twice in each calendar year.

                           (c) The Advisory Board shall (i) review valuations of
the Fund's investments prepared by the Managing Member or Fund Manager, if any (PROVIDED, HOWEVER, that nothing in this clause shall require that the Advisory Board approve such valuations), and (ii) consult generally with the Managing Member on the Fund's progress in achieving the Investment Objectives.

                           (d)

                                    (i) The size of the Advisory Board shall be
                  determined by the Managing Member, PROVIDED, HOWEVER, that at least three members of the Advisory Board shall be Persons who are (A) selected by the Organizers with OPIC's prior written consent (not to be unreasonably withheld) and (B) not officers, directors, employees, contractors, agents or Affiliates of the Managing Member, either of the Organizers or any of their respective Affiliates.

                                    (ii) Each transaction between either of the
                  Organizers (or their respective Affiliates), on one hand, and the Fund, the Holding Company, any Portfolio Company or any Portfolio Holding Company, on the other hand, (A) will be conducted on an arms-length basis, and (B) will, prior to commencement of such transaction, be demonstrated by reasonable supporting documentation to be, including by a written certification of an Authorized Officer of the Managing Member, on commercially reasonable terms.

                                    (iii) The terms of each such transaction
                  referred to in clause (ii), including pricing, will require the prior written approval of a majority of the members of a committee of the Advisory Board (the "Independent Advisory Board Committee"), comprising the members who are not officers, directors, employees, contractors, agents or Affiliates of the Managing Member, either of the Organizers or any of their respective Affiliates. Such committee shall have exclusive authority to determine whether a transaction is subject to the requirements of this Section 6.8(d).

                                    (iv) The Independent Advisory Board
                  Committee shall have exclusive authority to make all decisions on behalf of the Fund in accordance with Section 4(e) of the Indemnity Agreement

                                    (v) The Fund shall promptly deliver to all
                  of the members of the Independent Advisory Board Committee and to OPIC a full and complete copy of all proposed and final agreements and other material documents (including all amendments and/or modifications thereto from time to time) relating to each transaction subject to subsection (ii) above.

                           (e) The Fund shall appoint OPIC's designated officer
to the Advisory Board and the Independent Advisory Board Committee to serve as OPIC's non-voting, ex officio representative, and shall permit a Qualified Representative (as hereafter defined) of OPIC to observe any meetings or proceedings of the Advisory Board and of the Independent Advisory Board Committee. The Fund may exclude such Qualified Representative from the portion of any such meeting at which only confidential and proprietary information in respect to (i) prospective investments of the Fund in a Project, (ii) prospective lessees or purchasers of such a Project, or (iii) prospective Participants in such a Project, in each case in which such Project, lessee, purchaser or Participant has not yet been submitted for OPIC approval, are being considered. The term "Qualified Representative" shall mean any specified individuals employed by an advisor engaged by OPIC which advisor has executed an agreement with OPIC, a copy of which has been furnished by OPIC to the Fund, in which such advisor has agreed, subject to usual and customary conditions, not to
(i) disclose any confidential, proprietary information obtained from the Fund or the members of the Advisory Board or the Independent Advisory Board Committee to Persons other than OPIC and its counsel or (ii) use such information for its own account or the account of any Person other than in respect to its advisory services to OPIC.

                  SECTION 6.9. NOTICE OF DEFAULT AND OTHER MATTERS. The Fund shall immediately notify OPIC of each of the following occurrences, events and conditions:

                           (a) the occurrence of each Event of Default and of
each event or condition that with the passage of time or the giving of notice, or both, could reasonably be expected to constitute an Event of Default;

                           (b) each action, suit, and other legal or arbitral
proceeding against the Managing Member, the Fund, the Holding Company, any Portfolio Holding Company, any Portfolio Company, the Fund Manager, if any, or any threat of any thereof of which any Financing Party has knowledge, that involves claims aggregating more than the equivalent of $500,000;

                           (c) any pending or threatened governmental
investigation of any Financing Party as to which any Financing Party has knowledge;

                           (d) the failure of any representation or warranty
contained in Article III to be correct in any material respect;

                           (e) each material breach (of which any Financing
Party has knowledge) by a Portfolio Company or a Portfolio Company Affiliate of the Worker Rights Requirements, Environmental Requirements or Corrupt Practices Laws;

                           (f) each written claim made to a Financing Credit
Party for payment under an indemnity provision for more than the equivalent of $500,000;

                           (g) the actual termination, or the giving by any
party of notice of termination, of any agreement providing for the management of the Fund or its assets, including any agreement involving the Fund Manager, if any; and

                           (h) the occurrence of any other condition or event
(including government action but not including general economic, social or political conditions) that could reasonably be expected to have a Fundamental Material Adverse Effect.

                  SECTION 6.10. SECURITY DOCUMENTS.

                           (a) PORTFOLIO SECURITIES AND PORTFOLIO HOLDING
COMPANY SECURITIES. As soon as practicable but not later than sixty (60) Business Days after each Disbursement the proceeds of which were invested in Portfolio Securities or Portfolio Holding Company Securities, not later than sixty (60) Business Days after the date of each investment in Portfolio Securities or Portfolio Holding Company Securities with funds withdrawn from Non-Operating Reserves, and not later than sixty (60) Business Days after the date of each reinvestment of Portfolio Company Cash Flow, Portfolio Holding Company Cash Flow, Holding Company Cash Flow or Cash Flow by or on behalf of the Fund in Portfolio Securities or Portfolio Holding Company Securities, the Fund shall: (i) deliver to OPIC or its designated Collateral Agent in the applicable Host Country original certificates evidencing all of such issued and outstanding Portfolio Securities and Portfolio Holding Company Securities, in each case to the extent certificated, which certificates shall be in form suitable for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, as OPIC shall specify; (ii) deliver all Consents and Approvals from appropriate Governmental Authorities required as a condition to transfer of such Portfolio Securities and Portfolio Holding Company Securities, in form and substance satisfactory to OPIC in its sole discretion;
(iii) execute and deliver to OPIC (or its designated Collateral Agent) such other Security Documents (which shall be in full force and effect) relating to such Portfolio Securities and Portfolio Holding Company Securities and the subject Portfolio Company and Portfolio Holding Company, in form and substance acceptable to OPIC, as OPIC shall require including executed but undated letters of resignation by the officers and directors (or other comparable officials) of Controlled Portfolio Companies (to the extent appointed by the Financing Parties) and Portfolio Holding Companies; and (iv) provide evidence, in form and substance satisfactory to OPIC, in its sole discretion, that all Security Documents relating to Portfolio Securities and Portfolio Holding Company Securities (and any other documents or instruments as may be required by applicable jurisdictions) have been duly filed, registered and recorded in every jurisdiction (and with each Governmental Authority) in which or with which such filing, registration or recording is necessary or advisable to provide OPIC with the rights thereunder and to make the Liens in favor of a Collateral Agent for the benefit of OPIC meet the applicable requirements of Section 3.5 on all assets of the relevant pledgor thereunder covered thereby. All expenses in connection with the preparation, filing and recording of any such Security Documents, as well as OPIC's reasonable attorneys' fees and disbursements in reviewing such other Security Documents, shall be for the account of the Fund and will be paid by the Fund within three (3) Business Days after demand, in accordance with Section 2.9(a).

                           (b) INTERIM SECURITIES. Contemporaneously with the
purchase of Interim Securities (whether with Disbursement proceeds, with funds withdrawn from Operating and/or Non-Operating Reserves, or with Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow), the Fund and the Holding Company shall pledge the same to and/or create Liens thereon in favor of a Collateral Agent for the benefit of OPIC that meet the applicable requirements of Section 3.5 pursuant to an applicable Pledge Agreement. The Fund at its sole cost shall cooperate with OPIC and take all actions necessary or advisable to, and shall provide OPIC with satisfactory evidence of, the attachment, creation and effectiveness of each Lien on all Interim Securities, which Interim Securities shall be held on OPIC's behalf by one or more Collateral Agents, PROVIDED, HOWEVER, that as long as no Event of Default shall have occurred and be continuing, and subject to the provisions of Section 7.17, Interim Securities may, in accordance with the Retention Agreement, be liquidated from time to time in the sole discretion of the Managing Member and the proceeds thereof used for any Permitted Use in accordance with this Agreement.

                           (c) MEMBER INTERESTS AND HOLDING COMPANY SECURITIES.
The Member Interests held by the Managing Member, the Special Member, TPG or their respective Affiliates, and the Holding Company Securities, may be evidenced by certificates issued by the Fund or the Holding Company, as applicable, which certificates, if issued, shall be expressly assignable to OPIC under the terms of the Fund Operating Agreement and the Charter Documents of the Holding Company, as applicable, and shall be delivered to OPIC or its Collateral Agent in pledge, either (i) accompanied by duly executed instruments of transfer or assignment in blank, or (ii) in form suitable for transfer by delivery and endorsed to OPIC or its Collateral Agent, as OPIC shall specify. The Fund shall ensure that no further interests in the Holding Company (other than those issued to the Fund) are issued at any time.

                           (d) FURTHER ASSURANCES. The Fund at its sole cost
shall take all actions necessary or advisable as are determined by OPIC in its sole discretion, to maintain each Security Document in full force and effect and enforceable in accordance with its terms, including (i) all notarizations, registrations, filings and recordation, (ii) payments of all fees and other charges required to maintain such Security Documents in full force and effect and enforceable in accordance with their terms, (iii) execution and delivery or issuance of supplemental documentation, including continuation statements and any amendments to any Security Document, (iv) except as expressly permitted by
Section 7.1, discharge of all claims or other Liens adversely affecting the rights of OPIC in the property or interests subject to any Security Document,
(v) publication or other delivery of notice to third parties, (vi) deposit of title documents, and (vii) taking all steps (x) to create, preserve, perfect, protect or enforce each Lien in favor of a Collateral Agent for the benefit of OPIC in accordance with Section 3.5 on (A) all tangible assets of each Financing Credit Party, including all Holding Company Securities, Portfolio Securities, Portfolio Holding Company Securities and Interim Securities (with a Collateral Agent in physical possession of such Holding Company Securities, Portfolio Securities, Portfolio Holding Company Securities, and Interim Securities), (B) all intangible assets of each Financing Credit Party, including receivables due to the Fund, the Holding Company, any Controlled Portfolio Companies or Portfolio Holding Companies from Portfolio Companies, (C) all after-acquired assets of each Financing Credit Party, and (D) all Real Estate Assets and material personal property of each Controlled Portfolio Company, including all cash, Permitted Portfolio Company Investments and leases and Purchase Contracts by the Controlled Portfolio Company of its real property to lessees and purchasers, or (y) to ensure that all property acquired by any Financing Credit Party is subject to such a Lien.

                  Without limiting the generality of the foregoing paragraph, in the event any Governmental Authority issues or adopts new laws, decrees, resolutions, orders, procedures or rules relating to the creation, preservation, registration, perfection, protection or enforcement of security interests in assets of the same character as those covered by the Security Documents, or issues any clarifications of existing laws, decrees, resolutions, orders, procedures or rules relating to the same, the Fund shall (at the Fund's expense) execute and deliver all such additional amendments, assignments, certificates, instruments, notifications, or other documents and give further assurances and do all such other acts and things as OPIC shall reasonably request or as may be provided for in such new laws, decrees, resolutions, orders, procedures or rules or any clarifications of the same, to create, preserve, register, perfect, protect or enforce the security interest provided for in the Security Documents. All such actions shall be commenced by the Fund and the Fund shall use its commercially reasonable best efforts to complete such actions within the lesser of (x) thirty
(30) days after any such law, decree, order, procedure, resolution, rule or clarification takes effect or is published, or (y) such shorter time period as may be established in such law, decree, order, procedure, resolution, rule or clarification. All expenses in connection with the foregoing actions, including all filing and recording fees relating to any Security Documents, as well as OPIC's reasonable attorneys' fees and disbursements in reviewing such actions and Security Documents, shall be for the account of the Fund and will be paid by the Fund within three (3) Business Days after demand, in accordance with Section 2.9(a).

                  SECTION 6.11 ENVIRONMENTAL COMPLIANCE. Each of the Financing Credit Parties shall comply with, and shall use reasonable efforts to cause each Portfolio Company it does not control to comply with, and to conduct its business and operations and otherwise to hold assets, equipment, property, leaseholds, and other facilities in compliance with, the provisions of all applicable Environmental Requirements.

                  SECTION 6.12. SUBMISSION OF INFORMATION ON PORTFOLIO
COMPANIES.

                           (a) SUBMISSION OF INFORMATION.

                                    (i) As soon as practical prior to the
                  projected date of any investment by a Portfolio Holding Company in Portfolio Securities, the Fund shall notify OPIC of such proposed investment and shall provide OPIC with such information about the proposed investment as OPIC may request to assist OPIC in determining whether such proposed investment is consistent with the OPIC Requirements. Such information shall include (A) a description of the structure of, and Project Budget for the proposed investment, (B) the benefits to the U.S. resulting from the investment in such Target Portfolio Company or Portfolio Company Affiliates, as the case may be, (C) each country in which the Target Portfolio Company or Portfolio Company Affiliate operates, and (D) information respecting (1) each Person, if any, in addition to the Target Portfolio Company, in which the Fund will acquire an indirect interest as a result of such investment and (2) each Participant in such investment.

                                    (ii) From time to time, the Fund shall,
                  promptly upon OPIC's request, submit to OPIC additional information about the proposed investment in such form and detail as OPIC shall request. Without limiting the foregoing, the Fund shall, at OPIC=s request, use all commercially reasonable efforts to obtain relevant information concerning compliance by each applicable Person with Environmental Requirements and Worker Rights Requirements, and shall promptly deliver to OPIC all such information obtained by the Fund.

                                    (iii) The Fund shall deliver an Portfolio
                  Acquisition Certificate to each of OPIC and its Collateral Agent, (A) prior to each investment in Approved Portfolio Securities by a Financing Party, and (B) upon acquisition of any Involuntary Securities by a Financing Party.

                           (b) COMPLIANCE; MONITORING.

                                    (i) The Financing Parties shall use all
                  reasonable efforts, through their participation in, or influence on, the management of a Portfolio Company, to cause (and in the case of a Controlled Portfolio Company, the Financing Parties shall cause) each Portfolio Company and its Portfolio Company Affiliates to (A) comply with, and to maintain all permits, licenses, certificates and approvals required by, applicable Environmental Requirements, (B) comply with applicable Corrupt Practices Laws, and (C) comply with applicable Worker Rights Requirements.

                                    (ii) Each of the Financing Credit Parties
                  shall cooperate with OPIC in monitoring the performance of each Portfolio Company and its Portfolio Company Affiliates in respect of the OPIC Requirements, including Environmental Requirements and Worker Rights Requirements, and shall use commercially reasonable efforts to obtain (and shall promptly deliver to OPIC) such additional information as OPIC shall from time to time request respecting compliance or non-compliance by each Portfolio Company or if applicable, its Portfolio Company Affiliates, with the OPIC Requirements.

                           (c) ENVIRONMENTAL REMEDIATION.

                                    (i) If the applicable Consent Notice was
                  delivered following an Expedited Review, and in a subsequent written notice OPIC requires the preparation of a Remediation Plan, the Fund shall (unless the Fund elects by written notice to OPIC to sell or otherwise dispose of the applicable Portfolio Securities and actually consummates such sale or disposition within six (6) months from the date of such written notice to OPIC), (A) promptly submit to OPIC for its review a draft Remediation Plan, and cooperate with OPIC to make such modifications to such plan as OPIC shall require, and (B) use all commercially reasonable efforts to cause the Portfolio Company, or if applicable, its Portfolio Company Affiliates, to adopt and implement the Remediation Plan in the form as approved by OPIC.

                                    (ii) If in any applicable Consent Notice
                  OPIC requires the preparation of a Remediation Plan, the Fund shall (unless the Fund elects not to make the proposed investment) (A) prior to consummating the proposed investment, enter into a binding agreement with the Target Portfolio Company, providing for the adoption and implementation of a Remediation Plan, (B) promptly submit to OPIC for its review a draft Remediation Plan, and cooperate with OPIC to make such modifications to such plan as OPIC shall require, and (C) use all commercially reasonable efforts, including the enforcement of related rights under the agreement described in clause (A), to cause the Portfolio Company or if applicable, its Portfolio Company Affiliates, to adopt and implement the Remediation Plan in the form as approved by OPIC.

                           (d) DIVESTITURE.

                                    (i) Whether or not OPIC shall have required
                  the preparation of a Remediation Plan pursuant to Section 6.12(c)(i), if OPIC reasonably determines that the operations of a Portfolio Company (or Portfolio Company Affiliate) in which the Financing Credit Parties' investment was made following an Expedited Review pose an unreasonable or major environmental, health or safety risk, the Financing Credit Parties shall, upon receipt of written notice of such determination, sell or otherwise dispose of the applicable Portfolio Securities as soon as it is feasible to do so on a commercially reasonable basis.

                                    (ii) Without limiting OPIC's rights under
                  Section 8.2, if OPIC determines (A) that (1) information delivered to OPIC pursuant to Section 6.12(a) contained a material misstatement of fact or failed to state a material fact or any fact necessary to make such information not materially misleading, and (2) had such information been correct and complete, OPIC would not have issued the related Consent Notice, or (B) that, as a result of a change in circumstances from those described in the information delivered to OPIC pursuant to Section 6.12(a) and in the Portfolio Acquisition Certificate, the Portfolio Company (or Portfolio Company Affiliate) fails in a material respect to comply with the OPIC Requirements, the Financing Credit Parties shall, upon receipt of written notice of such determination, sell or otherwise dispose of the applicable Portfolio Securities as soon as it is feasible to do so on a commercially reasonable basis.

                  SECTION 6.13. CASH RETENTION FUND SUB-ACCOUNT. Except as otherwise expressly permitted by Section 7.3, the Holding Company shall deposit promptly into the Cash Retention Fund Sub-Account all amounts the Holding Company receives from or relating to the Portfolio Companies, including interest and principal payments, dividends, proceeds from the sale or other financing of Portfolio Securities, Portfolio Holding Company Securities, Portfolio Companies or their assets, and any other funds.

                  SECTION 6.14. PROCEEDS FUND SUB-ACCOUNT. The Fund shall promptly deposit the proceeds of each Disbursement and of the capital contributions obtained through the funding of the Equity Commitments in the Proceeds Fund Sub-Account.

                  SECTION 6.15. CERTAIN CALCULATIONS.

                           (a) CALCULATIONS.

                                    (i) On or before the Notification Date
                           following the end of each Fiscal Year, the Fund shall forward to OPIC a reasonably documented calculation of the Adjusted Present Value of all Performing Leases and Purchase Contracts in respect to each Project in its portfolio as of December 31 of such Fiscal Year. Such calculation shall be accompanied by a written verification thereof from the Fund's independent auditors on the basis of and subject to a written procedure reasonably acceptable to OPIC.

                                    (ii) On or before the Notification Date
                           following the end of each Fiscal Year, the Fund shall notify OPIC, or shall cause OPIC to be notified, in writing as to the following as of the end of such Fiscal Year:

                                            (A) The Covered Sum;

                                            (B) The Loan Balance; and

                                            (C) The Shortfall Amount, if any.

                           (b) DEPOSIT. Within thirty days of the Notification
Date, the Fund shall cause a Person (other than any Financing Credit Party) to make, or provide funds to the Fund to make, deposits in Dollars to the Cash Retention Fund Sub-Account or the Dedicated Debt Service Reserve Sub-Account in an amount equal to the Shortfall Amount.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

                  Unless OPIC otherwise agrees in writing, and except as expressly set forth in Section 9.13, so long as the Loan Commitment remains outstanding and until all amounts due and to become due hereunder and under the Notes have been paid in full, the Managing Member, the Holding Company and the Fund each covenant and agree as follows:

                  SECTION 7.1 LIENS. Neither the Fund nor the Holding Company shall create, assume, or otherwise permit to exist any Lien on any of its, and none of the Fund, the Managing Member nor the Holding Company shall create, assume or otherwise permit to exist any Lien on any Portfolio Holding Company's or any Controlled Portfolio Company's, properties or assets, whether now owned or hereafter acquired, or in any proceeds or income therefrom, except for:



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

                           (a) Liens created in favor of OPIC or a Collateral
Agent under the Security Documents;

                           (b) Liens for taxes or other statutory Liens securing
obligations incurred in the ordinary course of business that are (i) not more than thirty (30) days overdue or (ii) being contested or litigated by the relevant Financing Credit Party in good faith and for which adequate reserves have been established in accordance with U.S. GAAP;

                           (c) any mechanic's, worker's or other like Liens (i)
on the assets of a Controlled Portfolio Company, (ii) arising by mandatory provision of law, (iii) securing obligations incurred by such Controlled Portfolio Company in the ordinary course of business, and (iv) that are (a) not more than thirty (30) days overdue or (b) being contested or litigated by such Controlled Portfolio Company in good faith and for which adequate reserves have been established in accordance with U.S. GAAP;

                           (d) Liens (which may be first priority) (i) in favor
of Persons other than either Organizer and their respective Affiliates, (ii) on the assets of a Controlled Portfolio Company, (iii) securing Indebtedness incurred by such Controlled Portfolio Company on an arms-length basis in the ordinary course of its business (it being agreed that development and operation by a Controlled Portfolio Company of a Project shall be deemed in the ordinary course of its business), (iv) the proceeds of which Indebtedness are applied to the design, development, construction or other capital improvement of the assets of such Controlled Portfolio Company or to refinance Indebtedness previously applied to such purposes, and (v) as to which the aggregate amount of such Indebtedness does not at any time exceed sixty percent (60%) of the total amount of capital (including the proceeds of each of the Loan, the Equity Commitments and such Indebtedness) invested at such time in such Controlled Portfolio Company;

                           (e) Liens on the assets of a Financing Credit Party,
in favor of Persons other than either Organizer and their respective Affiliates, not ranking prior to or pari passu with the Liens in favor of a Collateral Agent for the benefit of OPIC or a Collateral Agent arising under the Security Documents, which secure only Indebtedness of such Financing Credit Party allowed under Section 7.2;

                           (f) easements, rights of way and other like
non-monetary Liens on the assets of a Controlled Portfolio Company, the existence of which would not materially interfere with the realization of OPIC's Lien on such assets;

                           (g) leases, offers to lease, binding commitments to
lease or Purchase Contracts entered into in accordance with this Agreement;

                           (h) Liens on Interim Local Securities of a Controlled
Portfolio Company that are pledged to a financial institution (not Affiliated with either Organizer or any Affiliate of either Organizer) to secure the obligations of such Controlled Portfolio Company under a letter of credit issued by such financial institution, which letter of credit secures only the obligations of such Controlled Portfolio Company under a bid or contract entered into by such Controlled Portfolio Company in connection with its development of a Project (it being agreed that notwithstanding anything to the contrary contained in any Financing Document, such Interim Local Securities need not be maintained in a Charged Account during the period of time they are pledged to such financial institution in accordance with this subsection); and

                           (i) judgment Liens in favor of a Person not
Affiliated with either Organizer or any of their respective Affiliates that are being litigated or contested in good faith by the relevant Financing Credit Party and for which adequate reserves have been established in accordance with U.S. GAAP.

                  SECTION 7.2. INDEBTEDNESS.

                           (a) Neither the Fund nor the Holding Company shall,
without the prior written consent of OPIC, incur, assume, guarantee, or permit to exist or otherwise become liable for any Indebtedness, other than (i) the Loan and other amounts payable to OPIC in accordance with the Financing Documents, (ii) temporary Indebtedness, consisting of trade credit from service providers, incurred in accordance with this Agreement and in the ordinary course of business, (iii) in the case of the Fund, loans made by the Members which are subject to the Subordination Agreement, (iv) in the case of the Fund, Indebtedness to the Placement Agent, Remarketing Agent, Paying Agent and Liquidity Facility Provider incurred in accordance with the Funding Documents and (v) Indebtedness to OPIC or a Collateral Agent under the Security Documents.

                           (b) The Fund, the Holding Company and the Managing
Member shall not permit any Controlled Portfolio Company, without the prior written consent of OPIC, to incur, assume, guarantee, or permit to exist or otherwise become liable for any Indebtedness, other than (i) temporary Indebtedness, consisting of trade credit from suppliers and contractors of goods, furniture, equipment, fixtures and construction and other services, incurred in accordance with this Agreement and in the ordinary course of business, (ii) Indebtedness to the Fund, the Holding Company or a Portfolio Holding Company, (iii) Indebtedness related to the acquisition, design, financing, refinancing, development and/or construction and/or operation of a Project incurred in accordance with this Agreement and in the ordinary course of business and (iv) Indebtedness to OPIC or a Collateral Agent under the Security Documents.

                           (c) The Fund, the Holding Company and the Managing
Member shall not permit any Portfolio Holding Company to incur, assume, guarantee or permit to exist or otherwise become liable for any Indebtedness other than (i) the Loan and other amounts payable to OPIC in accordance with the Financing Documents, (ii) Indebtedness to the Fund, the Holding Company or other Portfolio Holding Companies, (iii) temporary Indebtedness, consisting of trade credit from service providers, incurred in accordance with this Agreement and in the ordinary course of business, and (iv) Indebtedness to OPIC or a Collateral Agent under the Security Documents.

                  SECTION 7.3. PAYMENTS AND DISTRIBUTIONS. Until all amounts due or to become due hereunder and under the Notes have been paid in full:

                           (a) The Fund and the Holding Company shall not, and
the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, declare or make any payments or distributions of Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow to any Member, or purchase, acquire, redeem or retire, directly or indirectly, any Member Interest, at any time if any Event of Default, or event or condition that with the passage of time or giving of notice, or both, would constitute an Event of Default, exists or would be caused by, or would exist after giving effect to, the making of such payment or distribution or any such purchase, acquisition, redemption or retirement.

                           (b) The Fund and the Holding Company shall not, and
the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, declare or make any payments or distributions of Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow to any Member, or purchase, acquire, redeem or retire, directly or indirectly, any Member Interest through any such payment or distribution, and shall not permit any Portfolio Holding Company or Controlled Portfolio Company to apply Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow, except for payments or distributions (1) by a Controlled Portfolio Company to a Portfolio Holding Company in respect of permitted Indebtedness of such Controlled Portfolio Company to such Portfolio Holding Company or in accordance with such Portfolio Holding Company's interests in such Controlled Portfolio Company, (2) by a Portfolio Holding Company to the Holding Company, (3) by the Holding Company to the Fund, (4) by a Portfolio Company in accordance with Section 7.3(c), or (5) by the Fund, the Holding Company, a Controlled Portfolio Company or Portfolio Holding Company for the purpose of applying all such payments and distributions in accordance with this Agreement and in the following order:

                                    (i) To payment of Permitted Expenses;
                  thereafter

                                    (ii) To establishment and maintenance of
                  Operating  Reserves and  Non-Operating  Reserves; thereafter

                                    (iii) To purchase Securities, including
                  Portfolio Securities, and to apply the proceeds thereof to other Permitted Uses, subject in each case to the provisions of this Agreement; thereafter

                                    (iv) During the Investment Period and
                  thereafter to the extent permitted by Section 7.10(c)(ii), Remaining Cash Flow for each Fiscal Year shall be applied in accordance with Sections 7.3(b)(iv)(A) and (B) in such amounts, and in such proportions, as the Managing Member in its discretion shall determine, PROVIDED, HOWEVER, that not later than sixty (60) days after the end of each such Fiscal

                  Year, the Fund shall make such payments of Remaining Cash Flow for such Fiscal Year such that, as of the end of such Fiscal
                  Year:

                                            (A) An amount in Dollars equal to at
                           least one-third (1/3) of Remaining Cash Flow for each such Fiscal Year shall have been applied to the payment of accrued and unpaid interest (including interest compounded in accordance with the Funding Documents) and then principal on the Loan Balance until the Loan Balance is paid in full (PROVIDED, HOWEVER, that to the extent such payment is not permitted under the terms of the Funding Documents, the amount thereof shall be deposited and retained in the Dedicated Debt Service Reserve Sub-Account as part of the Dedicated Amount pending permitted payment, and shall not be subject to distribution in accordance with the following paragraphs); and

                                            (B) Not more than two-thirds (2/3)
                           of Remaining Cash Flow for each such Fiscal Year shall have been applied to reinvestment in Portfolio Securities and to the costs and expenses of acquiring and developing real property to achieve the Investment Objectives, in each case in accordance with the conditions contained herein; and

                                            (C) All Remaining Cash Flow subject
                           to Section 7.3(b)(iv)(B) that has not been reinvested or held for reinvestment in Portfolio Securities in accordance with the conditions contained in this Agreement shall have been converted into Dollars and deposited in the Cash Retention Fund Sub-Account in accordance with the Retention Agreement; thereafter

                                    (v) On or before April 30 of each year
                  commencing with 1999, Remaining Cash Flow may be distributed to the Members in an amount which, when combined with the amount of distributions to the Members under this Section 7.3(b)(v) in such calendar year, does not exceed six percent (6.0%) of the Fund's net taxable income for U.S. federal income tax purposes for the preceding calendar year; and thereafter

                                    (vi) To payment of the Loan Balance,
                  PROVIDED, HOWEVER, that after (I) the Loan Balance has been paid in full or (II) an amount sufficient in OPIC's reasonable judgment to provide for payment of the Loan Balance projected to be due on the Maturity Date has been deposited in the Dedicated Debt Service Reserve Sub-Account as the Dedicated Amount, as follows:

                                            (A) 100% to the Members until the
                           aggregate amount distributed to the Members in accordance with Section 7.3(b)(v) and this Section 7.3(b)(vi)(A) equals the amount of capital contributions actually made in respect of the Member Interests plus an amount equal to a compound annual return of 8% on the amount of such capital contributions (as adjusted to reflect return of capital); and thereafter

                                            (B) 80% to the Managing Member and
                           the Special Member, and 20% to OPIC until the aggregate amounts distributed to the Managing Member and the Special Member, on the one hand, and OPIC, on the other hand, under this Section 7.3(b)(vi)(B) equal 20% and 5%, respectively, of the amount equal to (I) the sum of all distributions made to the Members and OPIC in accordance with Sections 7.3(b)(v) and 7.3(b)(vi)(A) and this Section 7.3(b)(vi)(B), less (II) the amount equal to the capital contributions actually made in respect of the Member Interests; and thereafter

                                            (C) (I) 75% to the Members, (II) 20%
                           to the Managing Member and the Special Member, and
                           (III) 5% to OPIC until the aggregate amounts distributed to the Members under this Section 7.3(b)(vi)(C) (not including amounts distributed to the Managing Member and the Special Member under clause (II) of this Section 7.3(b)(vi)(C)), plus the amount distributed to the Members under Sections 7.3(b)(v) and 7.3(b)(vi)(A), equal the amount of capital contributions actually made in respect of the Member Interests plus a compound annual return of 20% on the amount of such capital contributions (as adjusted to reflect return of capital); and thereafter

                                            (D) 25% to the Managing Member and
                           the Special Member, 70% to the Members and 5% to OPIC.

                           (c) Notwithstanding the foregoing, the Fund may,
pursuant to the provisions of the Fund Operating Agreement, reallocate among the Members the distributions permitted to be made to the Members pursuant to
Section 7.3(b), PROVIDED, HOWEVER, that (i) such reallocations are to permit the repayment of any Voluntary Loans, as defined in, and other loans contemplated by, the Fund Operating Agreement, or (ii) (A) such reallocations are to provide tax distributions to the Managing Member and the Special Member on account of distributions made in accordance with Sections 7.3(b)(vi)(B), 7.3(b)(vi)(C)(II) and 7.3(b)(vi)(D), and (B) the Fund Operating Agreement requires that such tax distributions shall be offset against subsequent distributions to the Managing Member and the Special Member, or (ii) such reallocation otherwise complies with the last sentence of Section 7.11.

                           (d) The Fund shall not permit any Controlled
Portfolio Company to make any payment or distribution of Portfolio Company Cash Flow except as follows:

                                    (i) To make payments in accordance with this
                  Agreement to achieve the Investment Objectives;



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

                                    (ii) To pay Permitted Expenses incurred by
                  such Controlled Portfolio Company, including operating expenses, taxes, utilities, insurance and fees under Property Management Agreements, Construction Management Agreements, Facilities Management Agreements and Financial Services Agreements, in each case in accordance with this Agreement;

                                    (iii) To fund Non-Operating Reserves,
                  Operating Reserves and other reserves approved by OPIC;

                                    (iv) To pay current obligations (or
                  otherwise make distributions) to the Holding Company or one or more Portfolio Holding Companies and/or the Fund, and to other creditors in respect to Indebtedness permitted by Section 7.2, for interest and principal due in connection with the Holding Company's, such Portfolio Holding Company's, the Fund's or such creditors' loans to the Portfolio Company; thereafter

                                    (v) To make distributions to any Portfolio
                  Holding Company and the other owners of the interests in such Controlled Portfolio Company in accordance with its Charter Documents; and thereafter

                                    (vi) The sum of all Portfolio Company Cash
                  Flow generated by Controlled Portfolio Companies and remaining after application in accordance with Section 7.3(c)(i) through
                  (v) (in each case net of currency conversion costs) is referred to as "EXCESS PORTFOLIO COMPANY CASH FLOW" and pending application in accordance with Section 7.3(b) shall be applied as follows:

                                            (A) During the Investment Period,
                           Excess Portfolio Company Cash Flow generated by each Controlled Portfolio Company for each Fiscal Year shall be considered Remaining Cash Flow and to the extent that Remaining Cash Flow is required to be applied to payment of the Loan Balance or deposited to the Retention Account as part of the Dedicated Amount, as provided in Section 7.3(b), shall be converted into Dollars and deposited in the Dedicated Debt Service Reserve Sub-Account in accordance with the Retention Agreement not less frequently than annually and not later than sixty (60) days after the end of such Fiscal Year; and

                                            (B) After the expiration of the
                           Investment Period, except as permitted by Section 7.10(c)(ii), all Excess Portfolio Company Cash Flow not theretofore reinvested, and all Excess Portfolio Company Cash Flow thereafter generated by each Controlled Portfolio Company, shall be converted into Dollars and deposited in the Cash Retention Fund Sub-Account in accordance with the Retention Agreement not less frequently than quarterly.

                           (e) All Portfolio Company Cash Flow generated by each
Controlled Portfolio Company in any single country shall be maintained in a single account in a Qualifying Bank. To the extent permitted by applicable law, at least 50% of the Excess Portfolio Company Cash Flow not remitted to the Dedicated Debt Service Reserve Sub-Account or the Cash Retention Fund Sub-Account in accordance with Section 7.3(d) shall be maintained in Dollar or Eurodollar denominated securities in accordance with guidelines to be developed by the Managing Member subject to OPIC's reasonable approval.

                           (f) Notwithstanding anything to the contrary
contained herein, this Agreement shall not prohibit the Fund from distributing the amount (hereinafter referred to as the "Return Amount") equal to the sum of and comprising only (i) the amount contributed to the Fund as a capital contribution by a new Member, plus (ii) the amount contributed to the Fund equal to the interest factor thereon, in each case as contemplated in Section 13(c) of the Fund Operating Agreement, to an existing Member in connection with the contemporaneous reduction of such existing Member's Equity Commitment in accordance said Section 13(c), and such Return Amount shall not be considered Cash Flow for purposes of this Agreement.

                  SECTION 7.4. NO ALTERATION OF AGREEMENTS.

                           (a) Except with OPIC's prior approval, not to be
unreasonably withheld, the Managing Member, the Holding Company and the Fund shall not, and shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, terminate, amend or grant any waiver of, or assign any of its respective duties or obligations under, (i) any of its respective Charter Documents or any provision of any Financing Document (other than a Project Document) to which it is a party, other than amendments or waivers either that correct manifest error, or that are of a formal, minor, or technical nature and do not change materially any Person=s rights or obligations, PROVIDED that the Fund promptly notifies OPIC of each such amendment or waiver, or (ii) any provision of any Project Document the termination, amendment or grant of waiver of which (w) would reasonably be expected to cause the applicable Project not to comply with the OPIC Requirements, (x) would result in a change in the identity of any Participant in the applicable Project, (y) would not be commercially reasonable or (z) would reasonably be expected to have a material adverse effect on the subject Project. Nothing herein shall prohibit the transfer of interests in Portfolio Companies or in Portfolio Holding Companies in accordance with the Financing Documents.

                           (b) Each of the Fund and the Holding Company shall
not change, and shall not permit any Portfolio Holding Company to change, its Fiscal Year. The Managing Member may change the Fiscal Year of a Controlled Portfolio Company if (i) in the reasonable judgment of the Managing Member such new Fiscal Year is advantageous to the Fund from a tax or other perspective and
(ii) the Managing Member notifies OPIC in writing.

                  SECTION 7.5. CONDUCT OF BUSINESS WITH ORGANIZERS AND
AFFILIATES.

                           (a) The Fund and the Holding Company shall not, and
the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Portfolio Company to, conduct any business with, or enter into any business transaction (including any joint venture, partnership, joint stock company or similar arrangement or other profit sharing or incentive compensation arrangement) involving, either Organizer or any Affiliate of either Organizer, except (i) with the prior written approval of a majority of the members of the Independent Advisory Board Committee, (ii) on terms no less favorable to the Fund, the Holding Company, such Portfolio Holding Company or such Portfolio Company, as the case may be, than would be obtained in an arm's-length transaction with an unaffiliated party, and (iii) subject to the reporting requirement set forth in Section 6.7(c).

                           (b) Except for (i) the Management Fee, (ii) fees
under Property Management Agreements, Construction Management Agreements, Facilities Management Agreements or Financial Services Agreements that may be paid in the future, each of which will be no less favorable to the subject Portfolio Holding Company, Portfolio Company, Portfolio Company Affiliate and/or subsidiary or other Affiliate of any of the foregoing than would be obtained in an arms-length transaction with an unaffiliated party, and (iii) amounts permitted to be distributed or paid under Sections 7.2 and 7.3, the Fund and the Holding Company shall not, and the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, pay, or incur or assume any obligation to pay, any amount to either Organizer or any of their respective Affiliates (other than a Financing Credit Party), including salaries, bonuses, commissions, consulting fees, or technical assistance fees; PROVIDED, HOWEVER, that notwithstanding anything contained herein to the contrary, the Managing Member, in the management of the Fund's activities, may arrange for certain expenses of Controlled Portfolio Companies to be paid by the Fund or the Holding Company and shall make the appropriate accounting entries properly to allocate such expenses to the respective Controlled Portfolio Company's operations. Subject to the receipt by the Fund, the Holding Company, a Portfolio Holding Company and a Controlled Portfolio Company of services of the type, quantity and quality required to be furnished by the Managing Member in accordance with the Charter Documents of the Managing Member, nothing in this Section shall restrict the right of the Managing Member to apply all or any portion of the Management Fee it receives from the Fund in accordance with this Agreement to (x) compensate its employees in such manner and amounts as the Managing Member may elect or (y) compensate a third party (including any Fund Manager) selected by the Managing Member that provides services to the Fund, the Holding Company, the Portfolio Holding Companies and the Controlled Portfolio Companies in accordance with this Agreement.

                  SECTION 7.6. DISSOLUTION; MERGERS. Neither the Fund nor the Holding Company shall dissolve, liquidate or otherwise cease to do business or merge or consolidate with any Person.

                  SECTION 7.7. HEDGING CONTRACTS.

                           (a) The Fund and the Holding Company shall not, and
the Fund, the Holding Company, and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, enter into any Hedging Contracts for purposes other than (i) fixing or locking in the future value of one or more Portfolio Securities or Interim Securities, or (ii) fixing or locking in interest rate exposure on permitted third party mortgage financing associated with a Project. "HEDGING CONTRACTS" include, but are not limited to, forward contracts, futures contracts, options, swaps, hedges, or other financial instruments designed to reduce currency exchange or interest rate risks. The purchase or sale, as appropriate, of such Hedging Contracts shall be on terms and conditions usual and customary for such transactions, shall not be speculative, and shall be entered into only with high quality counter-party institutions deemed to be creditworthy by the Managing Member.

                           (b) The stated contract value of each Hedging
Contract shall not, to any material extent, exceed the fair market value of the Portfolio Securities or Interim Securities, or the interest rate risk being hedged at the time the Hedging Contract is arranged. The exercise date of each Hedging Contract shall not extend beyond the earliest of (i) ninety (90) days after the maturity date of the Portfolio Securities or Interim Securities being hedged, (ii) ninety (90) days after the maturity of the related mortgage financing, or (iii) the remaining life of the Fund.

                  SECTION 7.8. ORDINARY CONDUCT OF BUSINESS. The Fund and the Holding Company shall not, and the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to:

                           (a) engage in any business other than seeking to
achieve the Investment Objectives as provided herein with respect to the Projects by (i) in the case of the Fund, holding Holding Company Securities or Interim Securities, (ii) in the case of the Holding Company, holding Interim Securities or Portfolio Holding Company Securities, (iii) in the case of any Portfolio Holding Company, holding Portfolio Securities, and (iii) in the case of any Controlled Portfolio Company, seeking to acquire, develop, design, construct, finance, own, lease, sell, operate and dispose of Projects in accordance with this Agreement and holding Permitted Portfolio Company Investments;

                           (b) (i) unless it has timely made such filings,
registrations or other recordations as are necessary or advisable to maintain the Liens in favor of a Collateral Agent for the benefit of OPIC created by the Security Documents in full force and effect without any reduction in priority, change its name or (ii) take any other action that might adversely affect the Liens in favor of a Collateral Agent for the benefit of OPIC created by the Security Documents;

                           (c) enter into any partnership, profit-sharing or
royalty agreement or other similar arrangement whereby the Fund's, the Holding Company's or such Controlled Portfolio Company's or Portfolio Holding Company's income, profits or cash available for distribution is, or might be, shared with any Person other than as provided in the Fund Operating Agreement and in accordance with this Agreement, PROVIDED, HOWEVER, that nothing contained herein shall preclude the Fund, through a Portfolio Holding Company, from entering into Projects in the form of (and from investing in Portfolio Companies which consist of) joint ventures, partnerships, joint stock companies or similar arrangements and bona fide profit sharing or incentive compensation arrangements related to the foregoing;

                           (d) fail to maintain its existence in its
jurisdiction of organization or its right to carry on its operations at any time while it owns any asset subject to a Lien for the benefit of OPIC; or

                           (e) make any in-kind distribution to the Members of
Portfolio Securities, Portfolio Holding Company Securities, Holding Company Securities, Interim Local Securities or the Real Estate Assets of any Portfolio Company.

                  SECTION 7.9. WORKERS RIGHTS.

                           (a) The Fund and the Holding Company shall take no
action to, and the Fund, the Holding Company and the Managing Member shall cause each Portfolio Holding Company and Controlled Portfolio Company not to take any action to,

                                    (i) prevent its employees or the employees
                  of any Portfolio Company or Portfolio Company Affiliate from, or

                                    (ii) penalize any such employees for:

                                            (A) lawfully exercising their right
                           of free association or their right to organize and bargain collectively, or

                                            (B) employing Persons under fourteen
                           years of age or using forced labor.

                           (b) The Fund and the Holding Company shall, and the
Fund, the Holding Company and the Managing Member shall cause each Portfolio Holding Company and each Controlled Portfolio Company to, observe applicable laws relating to a minimum age for employment of children and acceptable conditions of work with respect to minimum wages, hours of work and occupational health and safety and all other applicable Worker Rights Requirements.

                           (c) The Fund and the Holding Company shall, and the
Fund, the Holding Company and the Managing Member shall cause each Portfolio Holding Company and each Controlled Portfolio Company to, undertake its best efforts, as are reasonable under the circumstances, to cause each Portfolio Company it does not control and to cause each material contractor of each Portfolio Company to comply with the Worker Rights Requirements.

                           (d) The Financing Parties are not responsible under
this Section 7.9 for the actions of a government.

                  SECTION 7.10. INVESTMENT; REINVESTMENT. The Fund and the Holding Company shall not, and the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to:

                           (a) make any investment or any reinvestment of any
cash assets, including of Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow at any time in any Project, or in any Portfolio Securities unless the Fund has received (1) a Consent Notice and (2) OPIC's prior consent, not to be unreasonably withheld, as to all Participants in such Project;

                           (b) invest more than:

                                     (i) 15% of the Fund's Available Capital in
                  any single Project or Portfolio Company;

                                     (ii) 30% of the Fund's Available Capital in
                  Projects or Portfolio Companies located in or organized and operating in any single Host Country other than Russia;

                                    (iii) 30% of the Fund's Available Capital in
                  Projects or Portfolio Companies located in or organized and operating in Poland, the Czech Republic and Hungary, considered together, PROVIDED, HOWEVER, (A) no investment may be made in any Project, Portfolio Holding Company or Portfolio Company located in or organized and operating in Poland (individually, a "Polish Investment") in which Pioneer Poland Real Estate Fund, S.A. ("Pioneer Poland") holds an equity or debt interest, (B) no equity or debt interest may be held in any Polish Investment in which Pioneer Poland is or will be investing, and (C) no sale or transfer to, or acquisition from, Pioneer Poland, directly or indirectly, of any equity or debt interest in any Project, Portfolio Holding Company or Portfolio Company may be made, unless, (1) in all cases, the Fund has delivered to OPIC true and complete copies of approvals thereof from (x) the Independent Advisory Board Committee in accordance with Section 6.8(d) of this Agreement and Section 9(a) of the Fund Operating Agreement and (y) the committee of Pioneer Poland with the authority and functions most nearly comparable to the Independent Advisory Board Committee, and (2) in addition, but solely in the case of clause (C) above, the Fund has obtained OPIC's approval of such sale, transfer or acquisition, which approval may in OPIC's sole discretion be withheld;

                                    (iv) 50% of the Fund's Available Capital in
                  Projects, Portfolio Holding Companies or Portfolio Companies located in or organized and operating in Russia; or

                                     (v) 30% of the sum of the Fund's Available
                  Capital and cumulative Excess Portfolio Company Cash Flow in Portfolio Companies held by a single Portfolio Holding Company; or

                           (c) reinvest any Cash Flow, Holding Company Cash
Flow, Portfolio Holding Company Cash Flow or Portfolio Company Cash Flow after the expiration of the Investment Period, except (i) in Permitted Portfolio Company Investments, (ii) a cumulative amount not exceeding $5,000,000 in the aggregate in Portfolio Securities contracted to be acquired by the Holding Company or a Portfolio Holding Company, or in the acquisition or development of a Project committed to be acquired or developed by a Portfolio Company, in each case prior to the expiration of the Investment Period, and (iii) in Interim Securities, and then in each case only in accordance with this Agreement.

                  SECTION 7.11. INVESTORS. The Fund shall not, without OPIC's prior written consent (not to be unreasonably withheld), issue or sell any interest in, or permit the sale, transfer or other disposition of, or the admission of any Person as a Member of or owner of beneficial interests in, the Managing Member and/or the Fund, except for sales of interests by Members (other than sales by the Special Member, TPG or the Managing Member) to their respective Affiliates. Notwithstanding the foregoing, each of the Special Member, TPG and Pioneer may transfer its direct and indirect interests in the Fund to (i) other direct and indirect wholly-owned subsidiaries of (A) Banc One Corporation (or of its successors) or (B) TPG (or of its successors), or (ii) the respective successors of Banc One Corporation or TPG. In addition, and notwithstanding anything to the contrary contained in Section 7.3, the Managing Member may, in connection with the sale of Member Interests in the Fund, agree that one or more Members in the aggregate will be allowed to share in not more than one-half of the (a) aggregate distributions payable to the Managing Member and/or the Special Member, taken together, contemplated by Sections 7.3(b)(vi)(B) and (C)(II), and (b) aggregate 25% distribution payable to the Managing Member and/or the Special Member, taken together, contemplated by
Section 7.3(b)(vi)(D).

                  SECTION 7.12. QUALIFIED USE COMMITMENTS. The Financing Credit Parties shall not, at any one time, invest, reinvest and/or have invested or reinvested an amount (whether from Available Capital and/or from Cash Flow, Holding Company Cash Flow, Portfolio Holding Company Cash Flow or Excess Portfolio Company Cash Flow or of any other cash assets) exceeding 15% of Available Capital in Projects that are included in the 15% Pocket, and, accordingly, the aggregate Funded Investment in Projects that are included in the 15% Pocket shall not exceed $36,000,000 at any one time.

                  SECTION 7.13. NON-OPERATING RESERVES. None of the Fund, the Holding Company, the Portfolio Holding Companies or the Controlled Portfolio Companies shall maintain Non-Operating Reserves aggregating in excess of 3% of Available Capital at any time, unless (a) such Reserves are needed for an acquisition of Portfolio Securities or development of a Project, in either case approved by OPIC in accordance with this Agreement (PROVIDED, HOWEVER, that if the Financing Credit Parties fail to consummate any such acquisition of a Portfolio Security or development and such failure results in the Fund, the Holding Company, any Portfolio Holding Company or any



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

Controlled Portfolio Company holding in the aggregate Non-Operating Reserves in excess of such 3% limit, such excess shall be repatriated and deposited in the Cash Retention Fund Sub-Account and continue to be invested in Interim Securities pending subsequent application to Permitted Uses), or (b) such excess results from the holding by the Fund, the Holding Company, any Portfolio Holding Company or any Controlled Portfolio Company during the Investment Period of Remaining Cash Flow for reinvestment in accordance with this Agreement.

                  SECTION 7.14. CERTAIN OTHER ACTIVITIES OF THE ORGANIZERS, THE MANAGING MEMBER, THE FUND MANAGER AND AFFILIATES. Until the earlier of (a) the last day of the Investment Period, or (b) the date on which the sum of the amounts (without duplication) (i) invested by the Financing Credit Parties in Portfolio Securities, (ii) applied by the Financing Credit Parties to pay Permitted Expenses in accordance with the Finance Agreement, and (iii) committed to be invested by the Financing Credit Parties in Portfolio Securities or in the development of Projects (in either case approved by OPIC) and which such commitments, if not fulfilled, would subject the Fund to a material penalty, a material economic loss or material damages, equals at least 75% of Available Capital, none of the Special Member, TPG, Pioneer or any of its respective Affiliates shall organize, sponsor or manage any new private investment fund having primary investment objectives in Central and Eastern Europe or the NIS substantially similar to the Investment Objectives of the Fund.

                  SECTION 7.15. LIMITATION ON CREATION OF PORTFOLIO HOLDING COMPANIES.

                           (a) Neither the Fund nor the Holding Company shall
establish, create or acquire any Subsidiary or otherwise acquire, directly or indirectly, voting or actual control of any Person, other than (i) a Portfolio Holding Company, (ii) a Controlled Portfolio Company, (iii) the Holding Company and, (iv) if expressly approved in the applicable Consent Notice, after full disclosure to OPIC, Subsidiaries held through an issuer of Approved Portfolio Securities.

                           (b) The Fund and the Holding Company shall not, and
the Fund, the Holding Company and the Managing Member shall not permit any Portfolio Holding Company or Controlled Portfolio Company to, establish, create or acquire any Subsidiary unless (i) such subsidiary is a Controlled Portfolio Company subsidiary of a Portfolio Holding Company or (ii) such subsidiary is a Portfolio Holding Company and (A) at least ten (10) Business Days' prior written notice thereof has been given to OPIC, (B) 100% of the Capital Stock of such new Portfolio Holding Company is pledged pursuant to a Pledge Agreement and the certificates (if any) representing such Capital Stock in form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and including executed but undated letters of resignation by officers and directors (or comparable officers) of such new Portfolio Holding Company have been delivered to the Collateral Agent and (C) such new Portfolio Holding Company has executed and delivered or caused to be executed and delivered to OPIC a counterpart of the Portfolio Holding Company Guaranty, the relevant Pledge Agreement, the Subordination Agreement and all other relevant documentation of the type described in Section 4.1 as to such new Portfolio Holding Company.

                  SECTION 7.16. OPIC REQUIREMENTS.

                           (a) No Financing Party shall acquire or otherwise
invest in any Portfolio Security other than:

                                    (i) Approved Portfolio Securities with
                  respect to which the Fund has (A) received a Consent Notice,
                  (B) delivered to each of OPIC and its Collateral Agent an Portfolio Acquisition Certificate, and (C) obtained any governmental Consent and Approval that may be required under the terms of an applicable intergovernmental agreement; and

                                    (ii) Securities ("INVOLUNTARY SECURITIES")
                  acquired by the Holding Company or a Portfolio Holding Company in circumstances not within the control of any Financing Party and not contemplated at the time of the relevant investment under clause (i) of this Section 7.16(a), in connection with
                  (A) a merger of a Portfolio Company with or into another Person, (B) the liquidation of a Portfolio Company, or (C) any other distribution in respect of Approved Portfolio Securities; PROVIDED, HOWEVER, that promptly upon any Financing Party becoming aware that a Financing Credit Party may acquire Involuntary Securities, the Fund shall give OPIC written notice thereof and shall deliver to OPIC all such information as would otherwise be required by Section 6.12 in connection with a proposed acquisition of Portfolio Securities. If OPIC shall thereafter notify the Fund that the acquisition of such Involuntary Securities is not consistent with the OPIC Requirements, the Financing Parties shall actively seek to divest such Involuntary Securities as soon as it is feasible to do so on a commercially reasonable basis. All Involuntary Securities acquired by a Portfolio Holding Company shall be promptly pledged to OPIC pursuant to applicable Security Documents.

                           (b) Without limiting the provisions of subsection (a)
above, no Financing Credit Party shall acquire Portfolio Securities from a Portfolio Company that proposes to invest any material portion of the proceeds of such acquisition in another Person unless (i) such proposed investment has been fully disclosed to OPIC pursuant to Section 6.12 prior to the issuance of the applicable Consent Notice, and (ii) the Financing Parties and such Portfolio Company have entered into agreements in form and substance satisfactory to OPIC in its sole discretion to the effect that (A) no such further investment will be made unless OPIC has issued a Consent Notice with respect thereto, and (B) all other provisions hereof (including the provisions of Section 6.12) shall apply to the Securities acquired as a result of such further investment to the same extent as if such Securities were Portfolio Securities.

                  SECTION 7.17 PRE-SUBSCRIPTION CLOSING DATE EXPENSES. Prior to the Subscription Closing Date, no Disbursement shall be made for, and no proceeds of any Disbursement made on or after the date hereof may be otherwise used for, the payment of any Permitted Expenses, which shall be paid solely from the Existing Assets or the proceeds of the Equity Commitments funded by the Members on or after the date of this Agreement. Subject to the satisfaction of all conditions precedent to any Disbursement, the Fund may, on or after the Subscription Closing Date, use the proceeds of the Loan to pay Permitted Expenses incurred prior to the Subscription Closing Date and remaining unpaid. After the Subscription Closing Date, the amount of capital contributions to the Fund derived from the Equity Commitments funded by the Members in accordance with the first sentence of this Section 7.17 shall be counted as a credit toward the amount of Equity Commitments as to which the Fund's certification is required in accordance with Section 5.5(c).


                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

                  SECTION 8.1. EVENTS OF DEFAULT. The occurrence and continuation of any of the following events or circumstances shall constitute an "EVENT OF DEFAULT" hereunder:

                           (a) (i) the Fund fails to pay when due any principal
of or interest payable pursuant to any Note or (ii) any Financing Credit Party fails to pay, within ten (10) days of the date due, any other amount payable pursuant to this Agreement or other Financing Document (other than any Project Document);

                           (b) the Fund fails to pay when due any principal of
or interest on any of its Indebtedness exceeding $250,000 other than the Loan and such failure shall continue beyond the grace period, if any, applicable thereto; or a default occurs under any agreement or instrument evidencing or under which the Fund has outstanding at the time any such Indebtedness and such default continues beyond the grace period, if any, applicable thereto, if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or

                           (c) any representation or warranty made by or on
behalf of a Financing Party in (i) this Agreement, the Offering Materials, any Financing Document or the Fund's Financial Statements or in any notice or other certificate, document or financial or other statement delivered by or on behalf of any Financing Party pursuant hereto proves to have been incorrect in any material respect when made, PROVIDED that, in the case of any such misrepresentation or breach of warranty with respect to a Project Document, such misrepresentation or breach of warranty (x) would reasonably be expected to (1) have material adverse effect on the subject Project or (2) cause the applicable Project not to comply with the OPIC Requirements or (y) could reasonably be expected to mislead or omit information regarding the identity of any Participants in the applicable Project; or the Offering Materials when delivered to OPIC contained any untrue statement of material fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading (except for any statement or omission in the Offering Materials accurately based upon written information regarding OPIC furnished to either of the Organizers or any Financing Party by OPIC or other Indemnified Person and either (i) stated to be specifically for use in the Offering Materials or (ii) provided in response to a written request by the Fund that expressly states that the requested information is to be used in the Offering Materials); or the Offering Materials were not amended, modified and/or supplemented on a timely basis to ensure that they did not contain any untrue statement of material fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading to the extent such amendment, modification and/or supplement was required by applicable law (except for any statement or omission in the Offering Materials accurately based upon written information regarding OPIC furnished to either of the Organizers or any Financing Party by OPIC or other Indemnified Person and either (i) stated to be specifically for use in the Offering Materials or (ii) provided in response to a written request by the Fund that expressly states that the requested information is to be used in the Offering Materials); or

                           (d)

                                    (i) a Financing Party fails to comply with
                  any covenant or provision set forth in Section 6.2(a), Section 6.3(a)(i) or Article VII (other than Section 7.3 or 7.13); or

                                    (ii) a Financing Party fails to comply with
                  any covenant or provision set forth in Section 7.3 or 7.13, PROVIDED, HOWEVER, that such failure shall not be an Event of Default hereunder if such failure (considered with any other such failure existing at the time and covered by this subsection (ii)), (A) arises solely from computational errors in good faith, (B) does not involve an amount in excess of the equivalent of $100,000 and (C) is fully corrected and the amount restored or otherwise properly applied within ten (10) days after the occurrence thereof; or

                           (e) a Financing Party fails to comply with or perform
any agreement or covenant contained herein other than those referred to in Sections 8.1(a), (b), (c), and (d), and such failure continues for thirty (30) days after the occurrence thereof; or

                           (f) any Consent and Approval of any Governmental
Authority necessary for the execution, delivery or performance of any Financing Document, or for the validity or enforceability of any obligations of any Financing Party under any such Financing Document, fails to be effected or given or is withdrawn or ceases to remain in full force and effect, if a result of such failure, cessation or withdrawal is to produce a Fundamental Material Adverse Effect;

                           (g)

                                    (i) this Agreement or any Note at any time
                  for any reason ceases to be in full force and effect, or is declared to be void, or the validity or enforceability of this Agreement, any Note, any Security Document or any other Financing Document is at any time repudiated or contested by a Financing Party or any party thereto which is an Affiliate of any Financing Party or a proceeding is commenced by any Financing Party seeking to establish the invalidity or unenforceability of this Agreement, any Note, any Security Document or any other Financing Document (other than a Project Document the invalidity or unenforceability of which would not reasonably be expected to (1) have a material adverse effect on the subject Project or (2) cause the Project not to comply with the OPIC Requirements);

                                    (ii) a proceeding is commenced by any
                  Governmental Authority having jurisdiction of any Financing Party seeking to establish the invalidity or unenforceability of this Agreement or any Note and the subject Financing Party fails to participate as a party in such proceeding or fails vigorously to oppose the material allegations therein;

                                    (iii)

                                            (A) any of the Security Documents
                           ceases to be in full force and effect, or is declared to be void;

                                            (B) a proceeding is commenced by any
                           Governmental Authority having jurisdiction over any Financing Party or Affiliate thereof that has provided any Security Document for OPIC's benefit seeking to establish the invalidity or unenforceability thereof and the subject Financing Party or such Affiliate fails to participate as a party in such proceeding or fails vigorously to oppose the material allegations therein; or

                                            (C) any of Security Documents ceases
                           to provide the respective Liens, rights, titles, remedies, powers, or privileges intended to be created thereby,

                           if a result of such cessation, declaration, or commencement of such proceeding specified in clause
                           (A), (B) or (C) of this subsection (iii) (taking into account action by the Fund or other Financing Party or such Affiliate to contest the commencement thereof and oppose the material allegations therein) is to produce a Fundamental Material Adverse Effect;

                                    (iv) any other Financing Document ceases to
                  be in full force and effect, or is declared to be void, or a proceeding is commenced by any Governmental Authority having jurisdiction over the party that provided such Financing Document seeking to establish the invalidity or unenforceability thereof, if a result of such cessation, declaration or commencement of such proceeding (taking into account the action of the Fund or other Financing Party to contest the commencement thereof and oppose the material allegations therein) is to produce a Fundamental Material Adverse Effect;

                           (h) any Governmental Authority condemns,
nationalizes, seizes or otherwise expropriates any substantial portion of the assets of any Financing Party or the assets of any Portfolio Holding Company or Portfolio Company the Portfolio Securities of which constitute a material portion of the assets of the Fund, or takes any action that would prevent any Financing Party from carrying on any material part of its business or operations, if a result of any such action by any such Governmental Authority is to produce a Fundamental Material Adverse Effect after taking into account the Dollar value, net of currency conversion and other costs and expenses of repatriation to the U.S., of any proceeds of such action paid, or acknowledged by such Governmental Authority promptly to be paid, to the relevant Financing Credit Party;

                           (i) any Financing Party or any other party fails to
comply with or perform any of its material obligations or undertakings set forth in any Financing Document (other than (A) any Project Document non-compliance with which or non-performance of which would not reasonably be expected to (1) have a material adverse effect on the subject Project or (2) cause the Project not to comply with the OPIC Requirements, (B) this Agreement and (C) the Note) and such failure continues for thirty (30) days after the occurrence thereof;

                           (j) the Fund, the Holding Company, the Managing
Member, any other Financing Credit Party the assets of which constitute a material portion of the Fund's assets, or any Portfolio Company the Portfolio Securities of which constitute a material portion of the Fund's assets, (i) applies for, or consents to the appointment of, a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy or winding up, admits in writing that it is unable to pay its debts as they become due or generally fails to pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or arrangement with creditors or to take advantage of any bankruptcy or insolvency laws or other laws providing any relief from Indebtedness, (v) files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency or other similar proceeding where such action or failure to act will result in a determination of bankruptcy, winding up or insolvency against it; PROVIDED, that in the case of a Portfolio Company or Portfolio Holding Company, any of the actions described in clauses (i) through (v) of this Section 8.1(j) would reasonably be expected to have a Fundamental Material Adverse Effect;

                           (k) without its application, approval or consent, a
proceeding is instituted in any court or tribunal of competent jurisdiction or by or before any government or governmental agency of competent jurisdiction, seeking in respect of the Holding Company, the Fund, the Managing Member, any other Financing Credit Party the assets of which constitute a material portion of the Fund's assets, or any Portfolio Company the Portfolio Securities of which constitute a material portion of the Fund's assets, adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of Indebtedness, the appointment of a trustee, receiver, liquidator or the like of it or of all or any substantial part of its property or assets, or other like relief in respect of it under any bankruptcy, reorganization, insolvency or other similar law providing any kind of relief from Indebtedness, and unless such proceeding is being contested by it in good faith, the same continues undismissed for a period of ninety (90) days; PROVIDED, that in the case of a Portfolio Company or Portfolio Holding Company, any of the circumstances described in this Section 8.1(k) would reasonably be expected to have a Fundamental Material Adverse Effect;

                           (l) any final judgment or judgments for the payment
of money in an aggregate amount in excess of $250,000 or its equivalent in another currency is rendered against the

Fund, the Holding Company, any other Financing Credit Party the assets of which constitute a material portion of the Fund's assets, or any Portfolio Company the Portfolio Securities of which constitute a material portion of the Fund's assets, and such judgment or judgments is not satisfied, discharged or appealed with a stay of execution within ninety (90) days of entry, PROVIDED that, in the case of a non-controlled Portfolio Company, such judgments(s) would reasonably be expected to have a Fundamental Material Adverse Effect;

                           (m) (i) the Organizers or their Affiliates cease to
retain management control of each of the Managing Member, the Fund Manager (if any) and the Fund, or (ii) the Managing Member ceases to be the managing member of the Fund, or (iii) Pioneer, one of its Affiliates or a successor, in each case reasonably acceptable to OPIC, ceases to be the managing member of the Managing Member, or (iv) the Special Member, one of its Affiliates or a successor, in each case reasonably acceptable to OPIC, ceases to be a special member of the Fund or of the Managing Member;

                           (n) any environmental claim that in OPIC's reasonable
judgment would reasonably be expected to have a Fundamental Material Adverse Effect shall have been asserted against the Fund, the Holding Company, any Portfolio Holding Company or any Portfolio Company;

                           (o) the Fund fails timely to cause to be made any
deposit required in accordance with Section 6.15(b); or

                           (p) any event shall have occurred or condition shall
exist that, in OPIC=s reasonable judgment, would reasonably be expected to have a Fundamental Material Adverse Effect.

                  SECTION 8.2. REMEDIES UPON EVENT OF DEFAULT.

                           (a) Except as otherwise provided in Section 8.2(b),
(c) or (d), if any Event of Default has occurred and is continuing, OPIC may at any time in its sole discretion do any one or more of the following:

                                    (i) upon notice to the Fund, (A) suspend the
                  Commitment or (B) terminate the Commitment;

                                    (ii) upon notice to the Fund, increase the
                  Fixed Guaranty Fee to one and one-half percent (1.5%) per annum;

                                    (iii) upon notice to the Fund, prohibit the
                  Financing Credit Parties from making any further investments in Portfolio Securities;

                                    (iv) upon notice to the Fund, direct the
                  Managing Member and the Fund Manager (if any) to commence the orderly liquidation of any or all of the assets of the Fund, the Holding Company, any Portfolio Holding Company or any Controlled Portfolio Company;

                                    (v) upon notice to the Fund, declare, by
                  written demand for payment, any portion or all of the Loan to be due and payable, whereupon such portion of the Loan, all interest accrued thereon and all other amounts due under this Agreement or any other Financing Document shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Fund hereby expressly waives;

                                    (vi) in accordance with the Security
                  Documents, control each Financing Credit Party's use of cash and cash equivalents, including prohibiting increase of any reserves;

                                    (vii) without notice of default or demand,
                  proceed to protect and enforce its rights and remedies by self-help or appropriate proceedings for the specific performance of any provision of this Agreement, any Note, or any other Financing Document, or in aid of the exercise of any power granted in this Agreement, any Note, or any other Financing Document, or by law, or proceed to enforce the payment of any Note; or

                                    (viii) without notice of default or demand,
                  proceed to protect and enforce its rights and remedies by appropriate proceedings for damages.

                           (b) Upon the occurrence of an Event of Default
referred to in Sections 8.1(c), (d), (e) or (i) (but excluding an Event of Default based on a failure to comply with Section 7.10), if the occurrence of such Event of Default was beyond the control of the Financing Parties and without their knowledge notwithstanding due inquiry where appropriate, then, if such Event of Default appears to OPIC to be reasonably susceptible of being cured and if the Managing Member undertakes diligently to effect such cure, OPIC will not, solely in reliance upon such Event of Default, exercise

                                    (i) any remedy provided in Section
                  8.2(a)(i)(B), (ii), (iv), (v), (vi) or (viii), or

                                    (ii) solely to the extent the exercise of
                  any remedy under Section 8.2(a)(vii) would be equivalent to

                                            (A) the acceleration of the entire
                           amount of the Loan, or

                                            (B) the exercise of any other remedy
                           provided in Section 8.2(a)(i)(B), (ii), (iv), (v),
                           (vi) or (viii), any remedy provided in Section 8.2(a)(vii), unless such Event of Default continues to exist on the tenth (10th) Business Day (or such later date as OPIC may in its sole discretion determine) following, in the case of an Event of Default under Section 8.1(c), the date of discovery of such Event of Default, or, in the case of an Event of Default under Section 8.1(d), (e) or (i) (excluding Events of Default based on Section 7.10), the date of occurrence of such Event of Default, PROVIDED, HOWEVER, that if in the reasonable judgment of OPIC, the Managing Member is diligently undertaking to cure such Event of Default and such Event of Default would not be reasonably likely to produce a Fundamental Material Adverse Effect within the following thirty (30) days, such ten (10) Business Day period shall be extended for an additional thirty (30) days (or such longer period as OPIC in its sole discretion may determine, it being understood that OPIC has no obligation to agree to any such longer period).

                           (c) Upon the occurrence of an Event of Default
referred to in Sections 8.1(j) or (k), (i) the Loan Commitment shall automatically terminate and (ii) the Loan, together with interest accrued thereon, and all other amounts due under this Agreement, the Notes, and the other Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Financing Credit Parties hereby expressly waive.

                           (d) If a demand for payment is made pursuant to
clause (v) of Section 8.2(a), then payment of all amounts thereupon due shall be paid to OPIC for the account of each party to whom any such amounts are owed until such time as OPIC shall have been reimbursed for all amounts paid under the OPIC Guaranty plus any interest accrued thereon. OPIC will provide the bankruptcy trustee with a copy of any demand for payment made pursuant to such clause (v).

                           (e) Any amounts received by OPIC in excess of the
amounts due to OPIC hereunder, under the Notes and under the other Financing Documents, shall be paid to the Fund for distribution according to the Fund's Charter Documents and as required by law.

                  SECTION 8.3. JURISDICTION AND CONSENT TO SUIT.

                           (a) Without prejudice to OPIC's right to bring suit
in any appropriate domestic or foreign jurisdiction, any proceeding to enforce this Agreement, any Note, or any other Financing Document to which any of the Fund, the Managing Member or the Holding Company is a party may be brought by OPIC in any state or federal court of competent jurisdiction in the State of New York or the District of Columbia of the United States of America or in any other jurisdiction where such Financing Party or any of its property may be found. Each of such Financing Credit Parties hereby irrevocably waives any present or future objection to any such venue, and irrevocably and unconditionally consents and submits, for itself and in respect of any of its property, to the non-exclusive jurisdiction of any such court. Final judgment against any such Financing Credit Party in any action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligation of such Financing Credit Party.

                           (b) Prior to the Restructuring Disbursement Date,
each such Financing Credit Party shall irrevocably designate and appoint an agent satisfactory to OPIC for service of process in the State of New York and the District of Columbia as its authorized agent to receive, and accept on its behalf service of process in any proceeding and shall provide OPIC with evidence of the prepayment in full of the fees of such agent until at least six (6) months after the Maturity Date. Service of process, writ, judgment, or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon such Financing Credit Party. Each of such Financing Credit Parties shall maintain each such appointment (or that of a successor satisfactory to OPIC) continuously in effect at all times while the Fund is obligated under this Agreement or any other Financing Document. Nothing herein shall affect OPIC's right to serve process in any other manner permitted by applicable law.

                  SECTION 8.4. JUDGMENT CURRENCY. This is an international loan transaction in which the specification of Dollars is of the essence, and such currency shall be the currency of account in all events. The payment obligation of the Financing Parties hereunder or under the Notes or any other Financing Document shall not be discharged by payment in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars in the United States of America under normal banking procedures does not yield the amount of Dollars then due. In the event that any payment by a Financing Party, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in the payment of such amount of Dollars at the place such amount is due, OPIC shall be entitled to demand immediate payment of, and shall have a separate cause of action against the Financing Parties for, the additional amount necessary to yield the amount of Dollars then due. In the event OPIC, upon the conversion of such judgment into Dollars, shall receive, as a result of currency exchange rate fluctuations, an amount greater than that to which it was entitled, the Financing Parties shall be entitled to immediate reimbursement of the excess amount.

                  SECTION 8.5. ARBITRATION.

                           (a) ARBITRATION; RULES; VENUE; LANGUAGE. Any dispute,
controversy or claim arising out of, or relating to, or in connection with this Agreement, any Note or any other Financing Document to which OPIC, on the one hand, and any Financing Credit Party on the other hand, is a party (including the breach, termination or validity hereof or thereof), and any dispute concerning the scope of this arbitration clause, may, at OPIC's sole option exercised by written notice to the Fund, be referred for final settlement by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "ICC") in effect on the date of this Agreement (the "RULES"). The arbitration shall be held in the Washington, D.C. metropolitan area. Upon sending out a notice by OPIC of its election to resolve by arbitration any dispute, controversy or claim pursuant to this Section 8.5 (the "ARBITRATION NOTICE"), the Financing Credit Parties each shall be obligated to settle such dispute, controversy or claim as provided in this Section 8.5. The Financing Credit Parties, and OPIC hereby agree to the jurisdiction of the arbitral panel with respect to such dispute, controversy or claim referred to arbitration. The arbitration shall be conducted in the English language.

                           (b) ARBITRATORS; SELECTION; QUALIFICATIONS. The
arbitration shall be conducted by three (3) arbitrators. Each of (i) OPIC, on the one hand, and (ii) the Financing Credit Parties jointly, on the other hand, shall appoint one arbitrator, and each appointing party shall notify the other appointing party (parties) of the name of its appointee within sixty (60) days of the date of the Arbitration Notice. The two (2) arbitrators so selected shall together, within sixty (60) days after the date on which the first two (2) arbitrators were required to be appointed, appoint the third, presiding arbitrator. If an arbitrator must be replaced for any reason, the party or parties that selected such arbitrator shall appoint a substitute arbitrator within thirty (30) days of the date upon which such replacement became necessary. If such appointing party or parties fails to appoint any arbitrator (whether the original or replacement arbitrator, as the case may be) within the time limits provided hereunder, such arbitrator(s) shall, upon the written request of any party to the arbitration that has made its appointment, be appointed by the ICC. Each arbitrator shall be fluent in the English language, shall be a disinterested person, and shall be an attorney qualified to practice law in the Washington, D.C. metropolitan area for a minimum of five (5) years, with experience in representing lenders and borrowers in international financial transactions. Any party to such an arbitral proceeding may, within ten (10) days of notice of an appointment, challenge the appointment of an arbitrator as lacking the qualifications set forth in the preceding sentence pursuant to the procedures prescribed by the ICC. Any determination by the ICC as to qualifications shall be final and binding and not subject to judicial review.

                           (c) LAW. Each arbitral panel established hereunder
shall make its decisions entirely on the basis of this Agreement, the relevant Notes or the relevant Financing Documents, as applicable, the governing law provisions herein or therein, and the Rules. Any arbitration proceeding or award rendered hereunder and the validity, effect and interpretation of the arbitration agreement contained in this Section 8.5 shall be governed by the laws of the State of New York (without reference or regard to its principles of conflict of laws) and by the New York Convention on the Recognition and Enforcement of Foreign Arbitration Awards, June 10, 1958.

                           (d) STATEMENTS OF CLAIM AND DEFENSE; REPRESENTATION;
PROCEEDINGS. OPIC shall communicate its statement of claim and/or defense in writing to the other parties to the arbitration and the arbitral panel within a period of time to be determined by the panel. Such other parties shall file a statement of claim and/or defense within a period of time to be determined by the panel. The parties to the arbitration may be represented or assisted by legal counsel of their choice. The arbitral panel shall determine a date on which it shall commence taking evidence, which date shall not be less than sixty
(60) days after the submission of such statement of claim or defense, unless the parties to the arbitration agree otherwise. Where the Rules do not provide for a particular situation, the arbitral panel shall by a majority, in its absolute discretion, determine the course of action to be followed and its decision shall be final.

                           (e) AWARDS. The arbitral panel shall issue a written
decision and award within sixty (60) days after the conclusion of the relevant proceedings. Any award of the arbitral panel shall be final and binding, and judgment upon any arbitral award may be entered and enforced by any court or judicial authority of competent jurisdiction. Any money award shall be made and shall be payable in Dollars. The award shall be limited to the scope of the submissions and in no circumstance shall the arbitral panel render an award ex aequo et bono or as amiable compositeur. If any party to the arbitration wishes to submit a request that the arbitral panel interpret the award or correct any clerical, typographical or computation errors, or make an additional award as to claims presented but omitted from the award, such request shall be submitted to the arbitral panel and the other parties to the arbitration within ten (10) days after the award. If the panel considers such request justified, after considering the contention of the parties to the arbitration, the panel shall promptly comply with such request.

                           (f) NO WAIVER. In invoking any arbitration pursuant
to this Section 8.5, OPIC shall not be deemed to have waived any rights, immunities or privileges to which it or any of its directors, officers or employees is entitled. By submitting to arbitration, OPIC shall not be deemed to have submitted to the jurisdiction of any court other than the United States Court of Claims in Washington, D.C.


                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.1. NOTICES. Each report, demand, notice and other communication to be given under this Agreement or the Notes shall be in writing in the English language, be delivered by hand, overnight courier, registered or certified mail (with all postage thereon prepaid), telegram, or facsimile, and be deemed to have been duly given when received by the addressee, or if sent by facsimile upon transmission to the below specified number with confirmation of same (or on the immediately succeeding Business Day, if received or transmitted either on a day which is not a Business Day or after 5:00 p.m. on a day which is a Business Day, in either case in the city where the principal office of the recipient is situated), as follows:

                           If to any Financing Party:

                                    PBO Property Fund, L.L.C.
                                    c/o Banc One Capital Corporation
                                    OHI 0340
                                    1101 30th Street, N.W.
                                    Suite 200
                                    Washington, DC 20007
                                    Facsimile:     (202) 333-1158
                                    Telephone:     (202) 337-6300
                                    Attn: Mr. William A. Delphos,
                                          Managing Director

                                    With a copy to:

                                    Pioneer Real Estate Advisors, Inc.
                                    60 State Street
                                    Boston, MA 02109

                                    Facsimile:      (617) 422-4286
                                    Telephone:      (617) 422-4804
                                    Attn.: Mr. Stephen G. Kasnet, President

                                    and

                                    The Pioneer Group, Inc.
                                    60 State Street
                                    Boston, MA 02109
                                    Facsimile: (617) 422-4293
                                    Telephone: (617) 422-4981
                                    Attn: Robert P. Nault

                           If to OPIC:

                                    Overseas Private Investment Corporation
                                    1100 New York Ave., N.W.
                                    Washington, D.C.  20527
                                    United States of America
                                    Attn: Vice President and Treasurer, with a copy to the Vice President, Investment Funds
                                    Facsimile:  (202) 842-5194

Any party, by written notice to the other, may change the address to which such communications should be sent to it.

                  SECTION 9.2. ENGLISH LANGUAGE. All documents to be furnished and communications to be given or made under this Agreement or any other Financing Document to which any Financing Party is a party shall be in the English language or, if in another language, shall be accompanied by a translation into English certified by an Authorized Officer of the Fund as complete and accurate, which translation shall, except as prohibited by applicable law, be the governing version among the Financing Parties and OPIC.

                  SECTION 9.3. GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                  SECTION 9.4. SUCCESSION.

                           (a) This Agreement shall inure to the benefit of and
be binding upon the successors and assigns of the parties hereto, PROVIDED that no Financing Credit Party shall, without OPIC's prior written consent, assign or delegate all or any part of its respective interests or obligations herein or hereunder.

                           (b) Except as contemplated in Article II in respect
to Indemnified Persons, no Person not a Party hereto is intended to be a beneficiary of any provision of this Agreement, and no provision of this Agreement is intended to or shall be construed to create any right in favor of any other Person not a Party hereto.

                  SECTION 9.5. SURVIVAL OF AGREEMENTS. Each agreement, representation, warranty and covenant by or on behalf of any Financing Party contained or referred to in this Agreement shall survive any investigation at any time made by OPIC and shall survive the Disbursement of the Loan, except for changes permitted hereby, provided, however, that each such agreement, representation, warranty and covenant by the Managing Member as to itself only shall terminate three (3) years after all amounts due or to become due under this Agreement, the Notes or any other Financing Documents are paid in full.

                  SECTION 9.6. INTEGRATION; AMENDMENTS. On and after the date hereof this Agreement embodies the entire understanding of the parties hereto, and supersedes all prior negotiations, understandings and agreements (including the Original Finance Agreement) among them with respect to the subject matter hereof. The provisions of this Agreement may be waived, supplemented or amended only by an instrument in writing signed by Authorized Officers of the parties hereto, PROVIDED, HOWEVER, that any Consent Notice issued by OPIC on a conditional basis and requiring agreement by the parties hereto may be executed and delivered by OPIC and the Managing Member acting on its own behalf and on behalf of the Fund without the written consent of the other parties hereto.

                  SECTION 9.7. SEVERABILITY. If any provision of this Agreement is prohibited or held to be invalid, illegal or unenforceable in any jurisdiction, the parties hereto agree, to the fullest extent permitted by law, that (a) the validity, legality and enforceability of the other provisions in such jurisdiction shall not be affected or impaired thereby and (b) any such prohibition, invalidity, illegality or unenforceability shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

                  SECTION 9.8. NO WAIVER.

                           (a) No failure or delay by OPIC in exercising any
right, power or remedy shall operate as a waiver thereof or otherwise impair any of its rights, powers or remedies. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other legal right. No waiver of any such right shall be effective unless given in writing.

                           (b) The rights and remedies provided for herein are
cumulative and are not exclusive of any other rights, powers or remedies provided by law. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other appropriate right or remedy.

                  SECTION 9.9. COOPERATION. Each party hereto shall take all actions within its power, and execute such documents, as may be appropriate or desirable: (a) to give full effect to the rights and obligations hereunder of the parties hereto; and (b) in furtherance thereof:

                                    (i) in the case of the Financing Credit
                  Parties, to complete the transfer to OPIC of all rights to which OPIC may be entitled by reason of any payment hereunder, including all rights with respect to any Holding Company Security, Portfolio Security, Portfolio Holding Company Security, Interim Security or other interests or rights of OPIC under any Security Document, and

                                    (ii) in the case of OPIC, where OPIC has
                  required the Financing Credit Parties to grant to it a Mortgage Lien on any Real Estate Assets of a Controlled Portfolio Company,

                                            (A) to execute such non-disturbance
                           agreements in favor of the lessees of a Project as shall be customary in the relevant jurisdiction in respect to the lease of a Project, PROVIDED, HOWEVER, that such agreements in no event impose any greater limitation or restriction on OPIC's rights and remedies under the Financing Documents in respect to the subject lease(s) than is applicable to any relevant Financing Credit Party or to any other mortgagee of, the subject Controlled Portfolio Company, and

                                            (B) where a Person which wishes to
                           extend a loan in a substantial amount to a Controlled Portfolio Company, which loan constitutes Indebtedness permitted by Section 7.2(b), advises the Fund in writing that such Person requires, as a condition to the provision of such Indebtedness, that the Financing Credit Parties grant it a first priority Lien on any of the Real Estate Assets owned or leased by such Controlled Portfolio Company and that OPIC subordinate any Mortgage Lien that OPIC has obtained with regard to such Real Estate Assets to the payment of such Indebtedness, to execute such subordination agreements in regard to such Indebtedness as shall be reasonably required in favor of such Person, PROVIDED, HOWEVER, that such subordination agreement shall in no event impose any greater limitation or restriction on OPIC's rights and remedies under the Financing Documents in respect to the mortgaged Real Estate Assets than is applicable to any other holder of secured Indebtedness in respect to such assets (including any Financing Party that holds any such Indebtedness).

                  SECTION 9.10. WAIVER OF JURY TRIAL. Each Financing Credit Party and OPIC hereby irrevocably waives, to the fullest extent permitted by law, any right to have a jury participate in resolving any dispute arising out of, in connection with, related to, or incidental to the relationship among them established by this Agreement, any Financing Document or any other instrument, document or agreement entered into in connection with this Agreement or the transactions contemplated hereby.

                  SECTION 9.11. WAIVER OF LITIGATION PAYMENTS. In the event that any action or lawsuit is initiated by or on behalf of OPIC against any Financing Credit Party, or any other party to any Financing Document, each Financing Credit Party, to the fullest extent permissible under applicable law, irrevocably waives its right to, and agrees not to request, plead, or claim that OPIC or its successors, transfers, and assigns (any such Person, an "OPIC PLAINTIFF") post, pay, or offer, any cautio judicatum solvi bond, litigation bond, or any other bond, fee, payment, or security measure provided for by any provision of law applicable to such action or lawsuit (any such bond, fee, payment, or measure, a "LITIGATION PAYMENT"), and the Financing Credit Parties further waive any right that any of them may now or hereafter have to object to an OPIC Plaintiff's claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making or offering any such Litigation Payment.

                  SECTION 9.12. FURTHER ASSURANCES. From time to time, the Financing Credit Parties shall execute and deliver to OPIC such additional documents as OPIC reasonably may require to carry out the purposes of this Agreement or the Financing Documents or to preserve and protect OPIC's rights as contemplated herein or therein.

                  SECTION 9.13 TERMINATION OF CERTAIN COVENANTS. The obligations of the Financing Parties to comply with the covenants contained in the following Sections shall terminate when all amounts due to OPIC hereunder, other than amounts payable in respect of the Deferred Guaranty Fee (if the Fund has not in accordance herewith paid the OPIC Make Whole Amount), shall be paid in full, PROVIDED, HOWEVER, that if OPIC is required to return any such amounts, in whole or in part, in case of any bankruptcy, insolvency or reorganization of any Financing Party, or for any other reason, then said covenants shall be automatically and immediately reinstated and continue in full force and effect until all of said returned amounts have been paid in full to OPIC:

                           (a)      Section 6.2(a);

                           (b)      Section 6.4(c);

                           (c)      Section 6.5;

                           (d)      Section 6.10;

                           (e)      Section 6.13;

                           (f)      Section 6.14;

                           (g)      Section 6.15;

                           (h)      Section 7.1;

                           (i)      Section 7.2;

                           (j)      Section 7.3(d);

                           (k)      Section 7.7;

                           (l)      Sections 7.8(c);

                           (m)      Section 7.10(b) and (c);

                           (n)      Section 7.12;

                           (o)      Section 7.13;

                           (p)      Section 7.14; and

                           (q)      Section 7.15.

                  SECTION 9.14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

                  SECTION 9.15. CERTAIN DISPUTES. In the event of any dispute between one or more of the Financing Parties, on the one hand, and OPIC, on the other hand, regarding the determination of any amount of Net Cash Flow, such dispute shall, at the option of OPIC or the Fund, be finally resolved by a party selected by OPIC and reasonably acceptable to the Fund, within fifteen (15) Business Days following submission by the disputing parties to such advisor of reasonably documented and concise statements of their respective positions.

                  SECTION 9.16. RELEASE. Notwithstanding anything to the contrary herein, after all amounts due to OPIC under all Financing Documents (including the OPIC Make Whole Amount or the Deferred Guaranty Fee, as applicable) shall have been paid in full, at the Fund's sole cost and expense, OPIC shall, in accordance with the Security Documents, release the Fund from all provisions of the Financing Documents in favor of OPIC and to which it is a party, other than any provision requiring payment on any indemnity or contribution.

                  SECTION 9.17. CERTAIN LIENS.

                           (a) STANDSTILL ELIGIBLE PROJECTS. The Parties (i)
recognize that a significant element of the Fund's investment strategy is the acquisition and development of Projects owned by Controlled Portfolio Companies in which there are Participants (reasonably acceptable to OPIC); and (ii) agree that:

                                    (A) the Security Documents with respect to
                           the assets of such Controlled Portfolio Companies (as distinct from the Security Documents with respect to all ownership, debt, contract and other right, title and interests of the Financing Credit Parties in and to such Controlled Portfolio Companies) will be structured, and the cash and other proceeds controlled by OPIC that are derived from enforcement of such Liens on the assets of any such Controlled Portfolio Companies for the benefit of OPIC will be applied, with due regard for the relevant Participants' documented economic interests that have been fully disclosed by the Fund to OPIC in writing prior to OPIC's approval of such Project, and

                                    (B) the Security Documents with respect to
                           the assets of such Controlled Portfolio Companies in which such Participants own a material equity interest (each such Controlled Portfolio Company, a "STANDSTILL ELIGIBLE PROJECT") will, subject to the satisfaction of such conditions as are reasonably required by OPIC and the Fund, including that such Standstill Eligible Projects satisfy certain requirements with regard to financial performance, contain standstill and other provisions affecting OPIC's right, during the continuance of any Event of Default not specifically related to such Standstill Eligible Projects and such Controlled Portfolio Companies, to foreclose, compel the sale, liquidate or take other action with respect to the assets of such Controlled Portfolio Companies which would preclude the Financing Credit Parties from operating such assets in accordance with the Financing Documents (as distinct from OPIC's rights and remedies with respect to all ownership, debt, contract and other right, title and interests of the Financing Credit Parties in and to such Controlled Portfolio Companies, which shall not be affected in any manner by this Section 9.17 or the relevant Security Documents with respect to the assets of such Controlled Portfolio Companies),

PROVIDED, HOWEVER, that the foregoing shall in no event limit or release the requirement that all of the Liens for the benefit of OPIC on the assets of Controlled Portfolio Companies must satisfy the requirements of Section 3.5.

                           (b) IMPLEMENTATION. The Parties shall cooperate to
implement the foregoing provisions of this Section 9.17 in the relevant Security Documents with respect to each Standstill Eligible Project.

                  SECTION 9.18. CERTAIN RIGHTS. Section 2.4(c) of the Organizer Interest Pledge Agreement gives OPIC the right, in the event the Fund has made an investment in a Project with respect to which construction has commenced but has not been completed, upon the occurrence and during the continuance of an Event of Default, to issue, or cause the Managing Member and Pioneer to issue, one or more notices of drawdown and contribution notices, respectively, for the purpose of causing the Members, on the one hand, and Pioneer and the Special Member, on the other hand, to make certain capital contributions to the Fund and the Managing Member, respectively. Except as provided in said Section 2.4(c), neither OPIC nor any Person claiming by, through or under OPIC shall have the right to cause any Member or any member of the Managing Member to make (a) a capital contribution to the Fund or the Managing Member that has not theretofore been called pursuant to a notice of drawdown or contribution notice issued by the Managing Member (while controlled by Pioneer and Banc One Capital Holdings Corporation or any of their respective Affiliates) or Pioneer, as applicable, or (b) any loan to the Fund or the Managing Member, pursuant to the Charter Documents of the Fund or the Managing Member or any other agreement or otherwise, whether to repay the Notes or the Loan or for any other purpose; PROVIDED, HOWEVER, that the foregoing shall not limit any obligations of (1) Pioneer, TPG or the Special Member under the Indemnity Agreement, the Subordination Agreement or the Organizer Interest Pledge Agreement, (2) any Member to return to the Fund any distributions which it has received that were made in violation of any Financing Document or applicable law, or (3) OPIC's rights under any Financing Document or applicable law to enforce any such obligations.




                                ****************

                      [Signatures appear on following page]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amended and Restated Finance Agreement to be executed and delivered on its behalf by its duly authorized representative as of the date first above written.

                                    OVERSEAS PRIVATE INVESTMENT CORPORATION


                                    By:     /s/ Austin J. Belton
                                        ----------------------------------------
                                    Its:    Investment Funds Manager
                                        ----------------------------------------


                                    PBO PROPERTY FUND, L.L.C.,
                                    a Delaware limited liability company

                                    By:     PBO Property Capital, L.L.C.,
                                            a Delaware limited liability company
                                    Its:    Managing Member


                                            By:    /s/ Stephen G. Kasnet
                                                --------------------------------
                                            Its:   President
                                                --------------------------------


                                    PBO PROPERTY CAPITAL, L.L.C.,
                                    a Delaware limited liability company

                                    By:     Pioneer Real Estate Advisors, Inc.,
                                            a Delaware corporation
                                    Its:    Managing Member


                                            By:    /s/ Stephen G. Kasnet
                                                --------------------------------
                                            Its:   President
                                                --------------------------------

                                    PBO HOLDINGS, L.L.C.,
                                    a Delaware limited liability company

                                    By:     PBO Property Fund, L.L.C.,
                                            a Delaware limited liability company
                                    Its:    Sole Member

                                            By:    /s/ Stephen G. Kasnet
                                                --------------------------------
                                            Its:   President
                                                --------------------------------

    SUFFOLK COUNTY                  )':
---------------------------
    MASSACHUSETTS                   )
---------------------------


                  I, Susan Gullak, a notary public in and for SUFFOLK COUNTY, MA, DO HEREBY CERTIFY that STEPHEN G. KASNET, a duly Authorized Officer of PBO Property Fund, L.L.C. (the "Fund"), a Delaware limited liability company, personally appeared before me, personally known to me and known by me to be the person who executed on behalf of the Fund the Amended and Restated Finance Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the Fund, and that he or she had the necessary authority to do so.

       Given under my hand and notarial seal this 18TH day of MAY, 1998.



                                                /s/ Susan Gullak
                                              ----------------------------------
                                              Notary Public

                                              My Commission Expires: 2 JULY 2004

     SUFFOLK COUNTY                                  ) ':
----------------------------
     MASSACHUSETTS                                   )
----------------------------


        I, SUSAN GULLAK, a notary public in and for SUFFOLK COUNTY, MA, DO HEREBY CERTIFY that STEPHEN G. KASNET, a duly Authorized Officer of PBO Property Capital, L.L.C. (the "Managing Member"), a Delaware limited liability company, personally appeared before me, personally known to me and known by me to be the person who executed on behalf of the Managing Member the Amended and Restated Finance Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the Managing Member, and that he or she had the necessary authority to do so.

        Given under my hand and notarial seal this 18TH day of MAY, 1998.




                                                /s/ Susan Gullak
                                              ----------------------------------
                                              Notary Public

                                              My Commission Expires: 2 JULY 2004

     SUFFOLK COUNTY                                  ) ':
----------------------------
      MASSACHUSETTS                                  )
----------------------------


        I, SUSAN GULLAK, a notary public in and for SUFFOLK COUNTY, MA, DO HEREBY CERTIFY that STEPHEN G. KASNET, a duly Authorized Officer of PBO Holdings, L.L.C. (the "Holding Company"), a Delaware limited liability company, personally appeared before me, personally known to me and known by me to be the person who executed on behalf of the Holding Company the Amended and Restated Finance Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the Holding Company, and that he or she had the necessary authority to do so.

        Given under my hand and notarial seal this 18TH day of MAY, 1998.





                                                /s/ Susan Gullak
                                              ----------------------------------
                                              Notary Public

                                              My Commission Expires: 2 JULY 2004